Prospectus March 30, 2020

Tortoise
MLP & Pipeline Fund
A Class – TORTX
Institutional Class – TORIX
C Class – TORCX
T Class – Not available for purchase
Tortoise
Energy Evolution Fund
A Class – TOPTX
Institutional Class – TOPIX
C Class – TOPCX
T Class – Not available for purchase

Tortoise
MLP & Energy Income Fund
A Class – INFRX
Institutional Class – INFIX
C Class – INFFX

Tortoise
MLP & Energy Infrastructure Fund
Institutional Class – MLPPX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.tortoiseadvisors.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-855-TCA-FUND (855-822-3863) or by sending an e-mail request to info@tortoiseadvisors.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-855-822-3863 or send an email request to info@tortoiseadvisors.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Tortoise Funds
Series of Managed Portfolio Series (the “Trust”)

The Tortoise MLP & Pipeline Fund, Tortoise Energy Evolution Fund, Tortoise MLP & Energy Income Fund, and Tortoise MLP & Energy Infrastructure Fund are collectively referred to herein as the “Tortoise Funds.”

Fund Summaries
Tortoise MLP & Pipeline Fund
Investment Objective
The investment objective of Tortoise MLP & Pipeline Fund (the “Fund”) is total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay brokerage commissions on your purchases and sales of Institutional Class shares of the Fund from a financial intermediary, which are not reflected in this table. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Tortoise Funds. Sales loads and waivers may vary by financial intermediary. For more information on specific financial intermediary sales loads and waivers, see Appendix A to the statutory Prospectus. More information about these and other discounts is available from your financial professional and in the “Shareholder Information - Class Descriptions” section of the Fund’s Statutory Prospectus on page 67.

Shareholder Fees (fees paid directly from your investment)	A Class	Institutional Class	C Class	T Class
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50%	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of initial investment or the value of the investment at redemption, whichever is lower)	None (1)	None	1.00% (2)	None
Redemption Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	A Class	Institutional Class	C Class	T Class
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%	1.00%	0.25%
Other Expenses	0.08%	0.08%	0.08%	0.08% (3)
Total Annual Fund Operating Expenses	1.18%	0.93%	1.93%	1.18%

(1)
No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions. If imposed, the CDSC applies to redemptions made within 12 months of purchase and will be assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption.

(2)
The CDSC applies to redemptions made within 12 months of purchase and will be assessed on an amount equal to the lesser of the initial investment of the shares redeemed and the value of the shares redeemed at the time of redemption.

(3)	Other Expenses for T Class shares are based on estimated amounts for the current fiscal year.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Institutional Class shares of the Fund from a financial intermediary, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
A Class	$664	$904	$1,163	$1,903
Institutional Class	$95	$296	$515	$1,143
C Class	$296	$606	$1,042	$2,254
T Class	$367	$615	$883	$1,646
You would pay the following expenses if you did not redeem your shares:

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	One Year	Three Years	Five Years	Ten Years
C Class	$196	$606	$1,042	$2,254
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of its average portfolio value.
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of master limited partnerships (“MLPs”) and pipeline companies. MLPs, also known as publicly traded partnerships, predominately operate, or directly or indirectly own, energy-related assets. Pipeline companies are defined as either entities in which the largest component of their assets, cash flow or revenue is associated with the operation or ownership of energy pipelines and complementary assets or other entities operating in the energy infrastructure industry as defined by standard industrial classification (“SIC”). For purposes of this strategy, MLP and pipeline companies include investment companies that invest primarily in MLP and/or pipeline companies.
The Fund intends to focus its investments primarily in equity securities of MLPs and pipeline companies that own and operate a network of energy infrastructure asset systems that transport, store, distribute, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids (“NGLs”). The Fund is non-diversified.
The Fund seeks to achieve its investment objective by investing primarily in equity securities of any capitalization that are publicly traded on an exchange or in the over-the-counter market, consisting of common stock, but also including, among others, MLP and limited liability company (“LLC”) common units; the equity securities issued by MLP affiliates, such as common shares of corporations that own, directly or indirectly, MLP general partner interests; and other investment companies that invest in MLP and pipeline companies.
MLP common units represent an equity ownership interest in an MLP. Some energy infrastructure companies in which the Fund may invest are organized as LLCs which are treated in the same manner as MLPs for federal income tax purposes. The Fund may invest in LLC common units which represent an ownership interest in the LLC. Interests in MLP and LLC common units entitle the holder to a share of the company’s success through distributions and/or capital appreciation.
Pursuant to tax regulations, the Fund may invest no more than 25% of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships.
In addition, the Fund may invest in preferred equity, and convertible securities. The Fund may also write call options on securities, but will only do so on securities it holds in its portfolio (i.e., covered calls).
Under normal circumstances, the Fund may invest up to: (i) 30% of its total assets in securities denominated in the currency of a non-North American country, which may include securities issued by energy companies organized and/or having securities traded on an exchange outside North America and/or securities of other non-North American companies that are denominated in the currency of a non-North American country; (ii) 20% of its total assets in debt securities of any issuers, including securities which may be rated below investment grade (“junk bonds”) by a nationally recognized statistical rating organization (“NRSRO”) or judged by the Adviser to be of comparable credit quality; (iii) 15% of its net assets in illiquid investments; and (iv) 10% of its total assets in securities of any issuer. The Fund may invest in other investment companies to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may invest in permissible securities without regard to the market capitalization of the issuer of such security. The Fund will not have any duration or weighted average maturity restrictions.

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Except for investments in illiquid investments, the above investment restrictions apply at the time of purchase, and the Fund will not be required to reduce a position due solely to market value fluctuations in order to comply with these restrictions. To the extent that market value fluctuations cause illiquid investments held by the Fund to exceed 15% of its net assets, the Fund will determine how to remediate the excess illiquid investments in accordance with the 1940 Act and the Fund's policies and procedures.
The Adviser seeks to invest the Fund in securities that offer a combination of yield, growth and quality, intended to result in attractive long-term total returns. The Adviser’s securities selection process includes a comparison of quantitative, qualitative, and relative value factors. Primary emphasis will be placed on proprietary models constructed and maintained by the Adviser’s in-house investment team, although the Adviser may use research provided by broker-dealers and investment firms. To determine whether a company meets its criteria, the Adviser will generally look for long-lived energy infrastructure companies with essential assets with long economic lives (generally 20 years or more), high barriers to entry, total return potential, predictable revenue and stable operating structures, and experienced, operations-focused management teams.
Principal Investment Risks
As with any mutual fund, there are risks to investing. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. The principal risks of investing in the Fund are:
General Market Risk.  The Fund is subject to all of the business risks and uncertainties associated with any mutual fund, including the risk that it will not achieve its investment objective and that the value of an investment in its securities could decline substantially and cause you to lose some or all of your investment. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities in the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
Adviser Risk.  The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.
Concentration Risk.  The Fund’s strategy of focusing its investments in MLPs and pipeline companies means that the performance of the Fund will be closely tied to the performance of the energy infrastructure industry. The Fund’s focus in this industry presents more risk than if it were broadly diversified over numerous industries and sectors of the economy. An inherent risk associated with any investment focus is that the Fund may be adversely affected if one or two of its investments perform poorly.
Non-Diversified Fund Risk. Because the Fund is “non-diversified” and may invest a greater percentage of its assets in the securities of a single issuer, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.
Equity Securities Risk.  Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, the equity securities of energy infrastructure companies in particular, or a particular company in which the Fund invests.
Foreign Securities Risk.  Investments in securities of foreign companies involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies.
MLP Risk.  MLPs are subject to many risks, including those that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership and are exposed to a remote possibility of liability for all of the obligations of that MLP. Holders of

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MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the value of the Fund’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. Furthermore, MLP interests may not be as liquid as other more commonly traded equity securities.
MLP Affiliate Risk. The performance of securities issued by MLP affiliates, including common shares of corporations that own general partner interests, primarily depends on the performance of an MLP. The risks and uncertainties that affect the MLP, its operational results, financial condition, cash flows and distributions also affect the value of securities held by that MLP’s affiliate.
Debt Securities Risks. Investments in fixed income securities will be subject to credit risk, interest rate risk and prepayment risk. Credit risk is the risk that an issuer will default or fail to pay principal and interest when due. Interest rate risk is the risk that the value of fixed income securities fluctuates with changes in interest rates (e.g. increases in interest rates result in a decrease in value of fixed income securities). The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels. Pre-payment risk is the risk that the principal on fixed income securities will be paid off prior to maturity causing the Fund to invest in fixed income securities with lower interest rates. Duration risk is the risk that holding long duration and long maturity investments will magnify certain other risks, including interest rate risk and credit risk.
Below Investment Grade Debt Securities Risk. Investments in below investment grade debt securities and unrated securities of similar credit quality as determined by the Adviser (commonly known as “junk bonds”) involve a greater risk of default and are subject to greater levels of credit and liquidity risk. Below investment grade debt securities have speculative characteristics and their value may be subject to greater fluctuation than investment grade debt securities.
Large Cap Company Risk. The Fund’s investments in larger, more established companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors potentially resulting in lower markets for their common stock.
Mid Cap and Small Cap Companies Risk. The mid cap and small cap companies may not have the management experience, financial resources, product or business diversification and competitive strengths of large cap companies. Therefore, these securities may have more price volatility and be less liquid than the securities of larger, more established companies.
Investment Company and RIC Compliance Risk. The Fund may be subject to increased expenses and reduced performance as a result of its investments in other investment companies and MLPs. When investing in other investment companies, the Fund bears its pro rata share of the other investment company’s fees and expenses including the duplication of advisory and other fees and expenses. The Fund’s investment in MLPs presents unusual challenges in qualifying each year as a “regulated investment company” (a “RIC”) under the Internal Revenue Code, a designation which allows the Fund to avoid paying taxes at regular corporate rates on its income. If for any taxable year the Fund fails to qualify as a RIC, the Fund’s taxable income will be subject to federal income tax at regular corporate rates. The resulting increase to the Fund’s expenses will reduce its performance and its income available for distribution to shareholders.
Cybersecurity Risk. Investment advisers, including the Adviser, must rely in part on digital and network technologies (collectively “cyber networks”) to conduct their businesses. Such cyber networks might in some circumstances be at risk of cyber attacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data, or causing operational disruption.
Covered Call Option Risk. If the Fund writes a covered call option, during the option’s life the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security

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decline. Moreover, the writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.
Illiquid Investments Risk.   The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities or close call option positions at an advantageous price or in a timely manner. Illiquid investments may include restricted securities that cannot be sold immediately because of statutory and contractual restrictions on resale.
Energy Infrastructure Industry Risk. Companies in the energy infrastructure industry are subject to many risks that can negatively impact the revenues and viability of companies in this industry, including, but not limited to risks associated with companies owning and/or operating pipelines, gathering and processing assets, power infrastructure, propane assets, as well as capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks.
Energy Industry Risk. Companies in the energy industry are subject to many business, economic, environmental, and regulatory risks that can adversely affect the costs, revenues, profits, and viability of companies in the industry. These risks include, but are not limited to, the following: volatility in commodity prices and changes in supply and demand, which may affect the volume of energy commodities transported, processed, stored and or distributed; specific risks associated with companies owning and/or operating pipelines, gathering and processing energy assets; operating risks including outages, structural and maintenance, impairment and safety problems; changes in the regulatory environment at federal, state and local levels, and in foreign markets; environmental regulation and liability risk; terrorism risk; extreme weather and other natural disasters; and capital markets risk, resulting in a higher capital costs or impacting growth and access to capital.
Convertible Securities Risk.  Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risks and equity risk.  Convertible securities are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond.  The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.
Preferred Stock Risk.  A preferred stock is a blend of the characteristics of a bond and common stock.  It may offer a higher yield than common stock and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer.  Preferred stock generally does not confer voting rights.
Who Should Invest
Before investing in the Fund, investors should consider their investment goals, time horizons and risk tolerance. The Fund may be an appropriate investment for investors who are seeking:

•	An investment vehicle for accessing a portfolio of MLP and pipeline companies;

•	A traditional flow-through mutual fund structure with daily liquidity at NAV;

•	Simplified tax reporting through a Form 1099;

•	A fund offering the potential for total return through capital appreciation and current income;

•	A fund that may be suitable for retirement and other tax exempt accounts;

•	Potential diversification of their overall investment portfolio; and

•	Professional securities selection and active management by an experienced adviser.
The Fund is designed for long-term investors and is not designed for investors who are seeking short-term gains. The Fund will take reasonable steps to identify and reject orders from market timers. See “Shareholder Information – Buying Shares” and “– Redeeming Shares” of the Fund’s Statutory Prospectus.
Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the annual total returns from year to year for the Fund’s Institutional Class. Following the bar

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chart is the Fund’s highest and lowest quarterly returns during the periods shown in the bar chart. The performance table that follows shows how the Fund’s average annual total returns over time compare with a broad-based securities market index and a more specialized sector index. Fund returns shown in the performance table reflect the maximum sales charge of 5.50% for the Fund’s A Class and the contingent deferred sales charge of 1.00% during the one year period for the C Class. Past performance (before and after taxes) will not necessarily continue in the future. Updated performance is available at www.tortoiseadvisors.com or by calling 855-TCA-FUND (855-822-3863).
Calendar Year Total Returns as of December 31

Best Quarter		Worst Quarter
Q1 2019	21.25%	Q3 2015	-24.73%

Average Annual Total Returns for the periods ended December 31, 2019(1)
	One Year	Five Years	Since Inception (May 31, 2011)
Institutional Class
Return Before Taxes	18.39%	-1.93%	6.06%
Return After Taxes on Distributions	17.97%	-2.44%	5.46%
Return After Taxes on Distributions and Sale of Fund Shares	11.18%	-1.52%	4.81%
A Class
Return Before Taxes	11.52%	-3.32%	5.06%
C Class (2)
Return Before Taxes	16.15%	-2.91%	4.99%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.09%
Tortoise North American Pipeline IndexSM (3) (reflects no deduction for fees, expenses or taxes)	24.07%	1.65%	7.77%

(1)
No returns are shown for T Class Shares since T Class Shares are not currently available for purchase. Average annual total returns for T Class Shares would have been substantially similar to those for other classes offered by the Fund because each class of shares would be invested in the same portfolio of securities, and the annual returns would differ only to the extent that the classes have different expenses.

(2)
The Fund offers multiple classes of shares. The Institutional and A Class commenced operations on May 31, 2011 and C Class commenced operations on September 19, 2012. Performance shown prior to inception of the C Class is based on the performance of the Institutional Class, adjusted for the higher expenses applicable to C Class.

(3)	The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures when a capital loss occurs upon redemption of portfolio shares and provides an assumed tax benefit for the investor. Actual after-tax returns depend on your situation and may differ from those shown. The after-tax returns are shown only for the Institutional Class and the after-tax returns for the other classes will vary to the extent they have different expenses. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

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Investment Adviser and Portfolio Managers
Tortoise Capital Advisors, L.L.C. (the “Adviser”) is the Fund’s investment adviser. Primary responsibility for the day-to-day management of the Fund’s portfolio is the joint responsibility of a team of portfolio managers consisting of Brian A. Kessens, James R. Mick, Matthew G.P. Sallee, Robert J. Thummel, Jr., Stephen Pang, and Nicholas S. Holmes. The investment committee of the Adviser, comprised of certain of these portfolio managers and other employees of the Adviser, provides investment strategy oversight to the portfolio management team who implements the strategy.
Each of Messrs. Kessens, Mick, Sallee and Thummel is a Managing Director and Senior Portfolio Manager of the Adviser.  Messrs. Pang and Holmes are Managing Directors and Portfolio Managers of the Adviser. Messrs. Kessens, Mick, Sallee, and Thummel have each been portfolio managers involved with managing the Fund since 2013. Mr. Pang has been a portfolio manager of the Fund since January 1, 2018. Mr. Holmes has been a portfolio manager of the Fund since January 1, 2019.
Purchase and Sale of Fund Shares
You may purchase, exchange, or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Tortoise MLP & Pipeline Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by contacting the Fund by telephone at 855-TCA-FUND (855-822-3863) or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. The minimum initial and subsequent investment amounts are shown below. The Fund may reduce or waive the minimums in its sole discretion.

	A Class	Institutional Class	C Class	T Class
Minimum Initial Investment	$2,500	$1,000,000	$2,500	$2,500
Subsequent Minimum Investment	$100	$100	$100	$100
Tax Information
The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or an IRA. For more information, please see “Tax Consequences” of the Fund’s Statutory Prospectus. Distributions on investments made through tax-advantaged arrangements may be taxed as ordinary income when withdrawn from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial adviser, and including affiliates of the Adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Tortoise Energy Evolution Fund
Investment Objective
The investment objective of Tortoise Energy Evolution Fund (the “Fund”) is total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay brokerage commissions on your purchases and sales of Institutional Class shares of the Fund from a financial intermediary, which are not reflected in this table. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Tortoise Funds. Sales loads and waivers may vary by financial intermediary. For more information on specific financial intermediary sales loads and waivers, see Appendix A to the statutory Prospectus. More information about these and other discounts is available from your financial professional and in the “Shareholder Information - Class Descriptions” section of the Fund’s Statutory Prospectus on page 67.

Shareholder Fees (fees paid directly from your investment)	A Class	Institutional Class	C Class	T Class
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50%	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the initial investment or the value of the investment at redemption, whichever is lower)	None (1)	None	1.00% (2)	None
Redemption Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	A Class	Institutional Class	C Class	T Class
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%	1.00%	0.25%
Other Expenses	1.31%	1.31%	1.30%	1.31% (3)
Total Annual Fund Operating Expenses	2.41%	2.16%	3.15%	2.41%
Less: Expenses Reimbursement (4)	(1.06)%	(1.06)%	(1.05)%	(1.06)%
Total Annual Fund Operating Expenses After Expenses Reimbursement (4)	1.35%	1.10%	2.10%	1.35%

(1)
No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions. If imposed, the CDSC applies to redemptions made within 12 months of purchase and will be assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption.

(2)
The CDSC applies to redemptions made within 12 months of purchase and will be assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption.

(3)	Other Expenses for T Class shares are based on estimated amounts for the current fiscal year.

(4)
Tortoise Capital Advisors, L.L.C. (the “Adviser”) has contractually agreed to reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) do not exceed 1.10% of the average daily net assets of the Fund. Expenses reimbursed by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred and at the time of the recoupment. The Operating Expenses Limitation Agreement will be in effect and cannot be terminated through at least March 31, 2021 .

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year). You may be required to pay brokerage commissions on your purchases and sales of Institutional Class shares of the Fund from a financial intermediary, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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	One Year	Three Years	Five Years	Ten Years
A Class	$680	$1,164	$1,674	$3,069
Institutional Class	$112	$574	$1,062	$2,409
C Class	$313	$873	$1,558	$3,385
T Class	$384	$884	$1,410	$2,849
You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
C Class	$213	$873	$1,558	$3,385
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 124% of its average portfolio value.
Principal Investment Strategies
Under normal circumstances, the Fund seeks to invest in securities benefiting from the long-term growth associated with the changes in energy supply relating to the energy transition that is currently underway. Energy transition (the “Transition”) is the transformation of the global energy sector to low cost and/or lower and zero-carbon energy sources enabled by new technologies, policy framework and other market catalysts. The catalysts driving the Transition include increasing global energy demand, lower carbon fuels with low-cost profiles, global renewable energy policies, the transition of transportation vehicles towards electricity and/or other low-cost fuels, and governmental policies focused on improving energy efficiency and reducing greenhouse gasses (“GHG”) and other air pollutant emissions. Although the Fund will typically seek to invest in low cost energy sources that are also investing in technologies for lower and zero carbon energy sources, the Fund’s investments also may include low cost energy sources that are not lower or zero carbon energy sources such as refined products. The companies benefiting from the Transition are defined to include the following:

•
Suppliers: Companies that explore, develop, complete, or produce low cost and/or lower carbon energy sources such as natural gas, natural gas liquids (“NGLs”), such as ethane and propane, and zero carbon renewable energy;

•
Energy export facilities and infrastructure companies: Companies that directly or indirectly facilitate exports of low cost and/or lower carbon energy products through transporting, processing, refining, gathering, and storing such commodities including liquefied natural gas (“LNG”), NGLs such as ethane and propane, and refined products such as gasoline and oil;

•
Beneficiaries: Companies that derive value from rising global energy demand such as (i) providers of electric power generation, including the production of electricity from renewable sources; (ii) companies that engage in the transmission, storage, and distribution of electricity; (iii) energy efficiency companies such as companies that manufacture products that consume less energy by unit of output; (iv) providers of treatment and supply of water including the treatment of waste water; (v) providers of environmental services such as recycling and waste management; and (vi) other technology and cleantech companies such as companies that invent, develop or manufacture technologies that enable the production of products and services that require less energy, produce clean energy or otherwise reduce environmental impacts; all of which benefit from the Transition that is underway (“Beneficiaries”);

The Adviser and Tortoise Advisors UK Limited (the “Sub-Adviser”) attempt to make investments in companies across the global energy value chain that it believes are, or will be, in a unique position to benefit from changing dynamics, themes, catalysts and opportunities. Examples of such changing dynamics, themes, catalysts and

9

opportunities include the energy transition to cleaner and lower cost energy sources, growing energy demand, decarbonization efforts, the role of energy exports in the global supply/demand for energy, changing market trends, infrastructure constraints, supply/demand imbalances, price differentials, valuation and structural disparities, mergers and acquisitions, restructuring, paradigm shifts and company specific events impacting energy companies or their Beneficiaries. The Adviser and Sub-Adviser intend to utilize a flexible strategy to seek exposure to such dynamics, themes, catalysts and opportunities in different proportions at different times. The Fund’s mix of portfolio holdings may change over time based upon the Adviser’s and Sub-Adviser’s assessment of market and economic conditions.

The Fund seeks to achieve its investment objective by investing typically in common stocks of any capitalization that are publicly traded on an exchange or in the over-the-counter market. In selecting securities for the Fund, the Adviser evaluates risk models that assess a company’s asset quality, management, nature of cash flows, operational positioning, and Environmental Social and Governance (“ESG”) attributes. The Fund will concentrate its investment in the energy industry. The Fund is non-diversified.

In addition, the Fund may invest in master limited partnerships (“MLPs”). The Adviser and Sub-Adviser do not anticipate that the Fund will significantly invest in MLPs in all circumstances and market conditions, and the Fund often may not be invested in MLPs at all. However, in certain circumstances, in anticipation of or response to specific changing dynamics, catalysts, and opportunities, the Fund may invest up to 25% of its total assets in MLPs that the Adviser or Sub-Adviser believe will benefit from such conditions. MLPs are publicly traded companies organized as limited partnerships or limited liability companies (“LLCs”) and treated as qualified publicly traded partnerships for federal income tax purposes. Pursuant to tax regulations, the Fund may invest no more than 25% of its total assets in the securities of entities treated as qualified publicly traded partnerships. The Fund may invest in equity securities issued by MLP affiliates, such as common shares of corporations that own, directly or indirectly MLP general partner interests.

Under normal circumstances, the Fund may invest up to: (i) 50% of its total assets in securities denominated in the currency of a non-North American country, which may include securities issued by companies organized and/or having securities traded on an exchange outside North America and/or securities of other non-North American companies that are denominated in the currency of a non-North American country provided that no more than 10% of the Fund’s total assets will be invested in securities of companies located in non-Organization for Economic Cooperation and Development (“OECD”) countries; (ii) 20% of its total assets in debt securities of any maturity or issuer, including securities which may be rated below investment grade (“junk bonds”) by a nationally recognized statistical rating organization (“NRSRO”) or judged by the Adviser or Sub-Adviser to be of comparable credit quality; (iii) 15% of its net assets in illiquid investments; and (iv) 15% of its total assets in securities of any issuer. The Fund may in certain market conditions seek to hedge investments or realize additional return through the use of short sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of the security.

The Fund may invest in derivatives which are financial contracts whose values depend on, or are derived from, the values of underlying assets, reference rates, or indices. To manage risk, seek particular portfolio exposure as a substitute for a comparable market position in the underlying exposure, and/or to enhance return (including through the use of leverage), the Fund may invest in derivatives including options, futures, swap contracts and combinations of these instruments. The Fund may invest in futures, options and swap contracts on equity and debt securities, equity and debt indices and commodities (“Commodity Interests”) (i) with aggregate net notional value of up to 100% of the Fund’s net assets, or (ii) for which the initial margin and premiums do not exceed 5% of its net assets, in each case excluding bona fide hedging transactions.

Except for investments in illiquid investments, the above investment restrictions apply at the time of purchase, and the Fund will not be required to reduce a position due solely to market value fluctuations in order to comply with these restrictions. To the extent that market value fluctuations cause illiquid investments held by the Fund to exceed 15% of its net assets, the Fund will take steps to bring the aggregate amount of illiquid investments back within the prescribed limitations as soon as reasonably practical.

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The Adviser and Sub-Adviser seek to invest in securities that offer attractive total returns over the long-term. The Adviser’s and Sub-Adviser’s investment process utilize their unique position and expertise within the energy sector to identify dynamics, catalysts, and opportunities across the entire global energy value chain and then allocate the Fund’s assets among those securities it believes have the most potential to be impacted by them. The Adviser and Sub-Adviser evaluate selected securities using fundamental analysis and a comparison of quantitative, qualitative, and relative value factors.  In conducting this analysis, the Adviser and Sub-Adviser rely primarily on proprietary models constructed and maintained by their respective in-house investment analysts, although the Adviser and Sub-Adviser may use research provided by broker-dealers and investment firms.

Principal Investment Risks
As with any mutual fund, there are risks to investing. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. The principal risks of investing in the Fund are:
General Market Risk. The Fund is subject to all of the business risks and uncertainties associated with any mutual fund, including the risk that it will not achieve its investment objective and that the value of an investment in its securities could decline substantially and cause you to lose some or all of your investment. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities in the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
Management Risk.   The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.
Concentration Risk.  The Fund’s strategy of focusing its investments in energy companies and Beneficiaries means that the performance of the Fund will be closely tied to the performance of the energy industry. The Fund’s focus in this industry presents more risk than if it were broadly diversified over numerous industries and sectors of the economy. An inherent risk associated with a concentrated investment focus is that the Fund may be adversely affected if a small number of its investments perform poorly.

Renewable Energy Company Risk. Because the Fund invests in renewable energy companies, the value of Fund shares may be affected by events that adversely affect that industry, such as technology obsolescence, short product lifecycles, falling prices and profits, competition and general economic conditions, and may fluctuate more than that of a fund that does not concentrate in sustainable energy solutions companies.

Non-Diversified Fund Risk. Because the Fund is “non-diversified” and may invest a greater percentage of its assets in the securities of a single issuer, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Energy Industry Risk. Companies in the energy industry and their Beneficiaries are subject to many risks that can negatively impact the revenues and viability of companies in this industry. These risks include, but are not limited to, commodity price volatility risk, supply and demand risk, reserve and depletion risk, operations risk, regulatory risk, environmental risk, terrorism risk and the risk of natural disasters.

ESG Risk. Assessing ESG attributes as part of the investment process may exclude securities of certain issuers for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not assess ESG attributes.

Equity Securities Risk.  Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or

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factors affecting specific industries, sectors, geographic markets, the equity securities of energy companies in particular, or a particular company in which the Fund invests.

Foreign Securities Risk.  Investments in securities of foreign companies involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies.

MLP Risk.  MLPs are subject to many risks, including those that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership and are exposed to a remote possibility of liability for all of the obligations of that MLP. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the value of the Fund’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. Furthermore, MLP interests may not be as liquid as other more commonly traded equity securities.

MLP Affiliate Risk. The performance of securities issued by MLP affiliates, including common shares of corporations that own general partner interests, primarily depends on the performance of an MLP. The risks and uncertainties that affect the MLP, its operational results, financial condition, cash flows and distributions also affect the value of securities held by that MLP’s affiliate.

Debt Securities Risks. Investments in fixed income securities will be subject to credit risk, interest rate risk and prepayment risk. Credit risk is the risk that an issuer will default or fail to pay principal and interest when due. Interest rate risk is the risk that the value of fixed income securities fluctuates with changes in interest rates (e.g. increases in interest rates result in a decrease in value of fixed income securities). The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels. Pre-payment risk is the risk that the principal on fixed income securities will be paid off prior to maturity causing the Fund to invest in fixed income securities with lower interest rates. Duration risk is the risk that holding long duration and long maturity investments will magnify certain other risks, including interest rate risk and credit risk.

Below Investment Grade Debt Securities Risk. Investments in below investment grade debt securities and unrated securities of similar credit quality as determined by the Adviser or Sub-Adviser (commonly known as “junk bonds”) involve a greater risk of default and are subject to greater levels of credit and liquidity risk. Below investment grade debt securities have speculative characteristics and their value may be subject to greater fluctuation than investment grade debt securities.

Large Cap Company Risk. The Fund’s investments in larger, more established companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors potentially resulting in lower markets for their common stock.

Mid Cap and Small Cap Companies Risk. The mid cap and small cap companies may not have the management experience, financial resources, product or business diversification and competitive strengths of large cap companies. Therefore, these securities may have more price volatility and be less liquid than the securities of larger, more established companies.

RIC Compliance Risk. The Fund intends to elect to be treated, and to qualify each year, as a regulated investment company (“RIC”) under the Internal Revenue Code. To maintain the Fund’s qualification for federal income tax purposes as a RIC, which allows the Fund to avoid paying taxes at regular corporate rates on its income, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year the Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of the Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its

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shareholders). The resulting increase to the Fund’s expenses would reduce its performance and its income available for distribution to shareholders. Compliance with the asset diversification test applicable to RICs presents challenges and will require careful, ongoing monitoring. If market valuations cause asset diversification to exceed RIC limitations, incremental investment opportunities will be limited until the Fund is in compliance. The Fund’srelatively small number of holdings, coupled with its potential investments in MLPs, may present unusual challenges in qualifying each year as a RIC.

Cybersecurity Risk. Investment advisers, including the Adviser, must rely in part on digital and network technologies (collectively “cyber networks”) to conduct their businesses. Such cyber networks might in some circumstances be at risk of cyber attacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data, or causing operational disruption.

Derivatives Risk. Derivatives can be highly volatile, illiquid and difficult to value, and changes in the value of a derivative held by the Fund may not correlate with the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, there are additional risks associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to liquidity risk, leverage risk and counterparty credit risk.

Leverage Risk. The Fund’s use of leverage through borrowing and short sales may magnify the Fund’s gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying instrument can result in a loss substantially greater than the amount invested in the derivative itself.

Counterparty Credit Risk. Counterparty credit risk is the risk that a counterparty may default. If the counterparty defaults, the Fund’s risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement.

Illiquid Investments Risk.  The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities or close call option positions at an advantageous price or in a timely manner. Illiquid investments may include restricted securities that cannot be sold immediately because of statutory and contractual restrictions on resale.

Short Sale Risk. In connection with establishing a short position in a security or index, the Fund is subject to the risk that it may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security or closes out the position, the Fund will experience a loss.

Asset Segregation Risk. Under applicable law, the Fund must segregate liquid assets, or engage in other measures, to “cover” open positions with respect to short sales and investments in derivatives. Segregation will not limit the Fund’s exposure to loss, and the Fund may incur investment risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement, the Fund would sell the segregated assets.

Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

Who Should Invest
Before investing in the Fund, investors should consider their investment goals, time horizons and risk tolerance. The Fund may be an appropriate investment for investors who are seeking:

•
An investment vehicle for accessing a portfolio of energy companies and Beneficiaries the Adviser and Sub-Adviser believe are, or will be, in a unique position to benefit from changing dynamics, catalysts and opportunities across the energy value chain as a result of the Transition that is underway driven by growing global energy demand;

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•	Opportunities across the entire energy value chain

•	A fund offering the potential for total return;

•	Professional securities selection and active management by an experienced adviser;

•	A traditional flow-through mutual fund structure with daily liquidity at NAV; and

•	Simplified tax reporting through a Form 1099.

The Fund is designed for long-term investors and is not designed for investors who are seeking short-term gains. The Fund will take reasonable steps to identify and reject orders from market timers. See “Shareholder Information – Buying Shares” and “– Redeeming Shares” of the Fund’s Statutory Prospectus.
Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the annual total returns from year to year for the Fund’s Institutional Class. Following the bar chart is the Fund’s highest and lowest quarterly return during the periods shown in the bar chart. The performance table that follows shows how the Fund’s average annual total returns over time compare with a broad-based securities market and a more specialized sector index. Fund returns shown in the performance table reflect the maximum sales charge of 5.50% for the Fund’s A Class and the contingent deferred sales charge of 1.00% during the one year period for the C Class. Prior to December 31, 2019, the Fund had a different name and different investment strategies. Past performance (before and after taxes) will not necessarily continue in the future. Updated performance is available at www.tortoiseadvisors.com or by calling 855-TCA-FUND (855-822-3863).
Calendar Year Total Returns as of December 31

Best Quarter		Worst Quarter
Q2 2014	14.14%	Q4 2018	-26.49%

Average Annual Total Returns for the periods ended December 31, 2019(1)
	One Year	Five Years	Since Inception (September 30, 2013)
Institutional Class
Return Before Taxes	7.69%	-3.99%	-3.50%
Return After Taxes on Distributions	7.17%	-4.13%	-3.67%
Return After Taxes on Distributions and Sale of Fund Shares	4.93%	-2.97%	-2.61%
A Class
Return Before Taxes	1.60%	-5.30%	-4.60%
C Class
Return Before Taxes	5.63%	-4.93%	-4.43%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.31%
MSCI World Energy Index (reflects no deduction for fees, expenses or taxes)	11.45%	-0.77%	-1.52%

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(1)
No returns are shown for T Class Shares since T Class Shares are not currently available for purchase. Average annual total returns for T Class Shares would have been substantially similar to those for other classes offered by the Fund because each class of shares would have invested in the same portfolio of securities, and the annual returns would differ only to the extent that the classes have different expenses.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures when a capital loss occurs upon redemption of portfolio shares and provides an assumed tax benefit for the investor. Actual after-tax returns depend on your situation and may differ from those shown. The after-tax returns are shown only for the Institutional Class and the after-tax returns for the other classes will vary to the extent they have different expenses. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).
Investment Adviser, Sub-Adviser, and Portfolio Managers
Tortoise Capital Advisors, L.L.C. (the “Adviser”) is the Fund’s investment adviser. Tortoise Advisors UK Limited (“Tortoise UK” or the “Sub-Adviser”) is the Fund’s sub-adviser. Primary responsibility for the day-to-day management of the Fund’s portfolio is the joint responsibility of a team of portfolio managers consisting of Brian A. Kessens, James R. Mick, Matthew G.P. Sallee, Robert J. Thummel, Jr., Stephen Pang, Nicholas S. Holmes, Jean-Hugues de Lamaze, Matthew Breidert, Maximilian Slee, and Michel Sznajer. The investment committee of the Adviser and Sub-Adviser, comprised of certain of these portfolio managers, provides investment strategy oversight to the portfolio management team who implements the strategy.

Each of Messrs. Kessens, Mick, Sallee and Thummel is a Managing Director and Senior Portfolio Manager of the Adviser.  Messrs. Pang and Holmes are Managing Directors and Portfolio Managers of the Adviser. Mr. Breidert is a Senior Portfolio Manager of the Sub-Adviser, and Mr. de Lamaze is a Managing Director and Senior Portfolio Manager of the Sub-Adviser. Messrs. Slee and Sznajer are Portfolio Managers of the Sub-Adviser. Messrs. Kessens, Mick, Sallee, and Thummel have each been portfolio managers involved with managing the Fund since 2013. Mr. Pang has been a portfolio manager of the Fund since January 1, 2018. Mr. Holmes has been a portfolio manager of the Fund since January 1, 2019. Messrs. De Lamaze, Breidert, Slee, and Sznajer have each been a portfolio manager of the Fund since December 31, 2019.

Purchase and Sale of Fund Shares
You may purchase, exchange, or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Tortoise Energy Evolution Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by contacting the Fund by telephone at 855-TCA-FUND (855-822-3863) or through a financial intermediary. You many also purchase or redeem Fund shares via wire transfer. The minimum initial and subsequent investment amounts are shown below. The Fund may reduce or waive the minimums in its sole discretion.

	A Class	Institutional Class	C Class	T Class
Minimum Initial Investment	$2,500	$1,000,000	$2,500	$2,500
Subsequent Minimum Investment	$100	$100	$100	$100
Tax Information
The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or an IRA. For more information, please see “Tax Consequences” of the Fund’s Statutory Prospectus. Distributions on investments made through tax-advantaged arrangements may be taxed as ordinary income when withdrawn from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries

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If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial adviser, and including affiliates of the Adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Tortoise MLP & Energy Income Fund
Investment Objective
The investment objectives of Tortoise MLP & Energy Income Fund (the "Fund") are primarily to seek current income and secondarily to seek long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay brokerage commissions on your purchases and sales of Institutional Class shares of the Fund from a financial intermediary, which are not reflected in this table. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Tortoise Funds. Sales loads and waivers may vary by financial intermediary. For more information on specific financial intermediary sales loads and waivers, see Appendix A to the statutory Prospectus. More information about these and other discounts is available from your financial professional and in the "Shareholder Information - Class Descriptions" section of the Fund's Statutory Prospectus on page 67.

Shareholder Fees (fees paid directly from your investment)	A Class	Institutional Class	C Class
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial investment or the value of the investment at redemption, whichever is lower)	None(1)	None	1.00%(2)
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	A Class	Institutional Class	C Class
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%	1.00%
Other Expenses(3)	0.17%	0.17%	0.17%
Total Annual Fund Operating Expenses	1.42%	1.17%	2.17%

(1)
No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions. If imposed, the CDSC applies to redemptions made within 18 months of purchase and will be assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption.

(2)
The CDSC applies to redemptions made within 12 months of purchase and will be assessed on an amount equal to the lesser of the initial investment of the shares redeemed and the value of the shares redeemed at the time of redemption.

(3)	Other expenses for the Fund are based on estimates for the current fiscal year.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Institutional Class shares of the Fund from a financial intermediary, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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	One Year	Three Years	Five Years	Ten Years
A Class	$687	$975	$1,284	$2,158
Institutional Class	$119	$372	$644	$1,420
C Class	$320	$679	$1,164	$2,503

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
C Class	$220	$679	$1,164	$2,503

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2019, the MLP & Energy Income Predecessor Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its total assets in equity and debt securities of other companies focused in the energy infrastructure sector and in equity and debt securities of master limited partnerships (“MLPs”) focused in the energy infrastructure sector. Companies focused in the energy infrastructure sector include MLP parent companies and other MLP affiliates (together with MLPs, “MLP Entities”), which may invest their assets in varying degrees in MLPs. Some of these parent companies and other affiliates primarily own equity interests in MLPs, while others may jointly own assets with MLPs, and still others may only invest small portions of their assets in equity interests of MLPs. The Fund’s investment adviser, Tortoise Capital Advisors, L.L.C. (the “Adviser”), considers the energy infrastructure sector to be comprised of companies that engage in one or more aspects of exploration, production, gathering, processing, refining, transmission, marketing, storage and delivery of energy products such as natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal; oilfield services, including drilling, cementing and stimulations; the generation, transmission and distribution of electricity; water and wastewater treatment, distribution and disposal; or the generation, transportation and sale of alternative, non-fossil fuel based energy sources including, but not limited to, biodiesel, ethanol, biomass, geothermal, hydroelectric, nuclear, solar or wind energy. The Adviser considers a company to be focused in the energy infrastructure sector if at least 50% of the company’s assets are utilized in one or more of these activities. The Fund will also invest in MLP Entities and other companies operating in the natural resources sector, which includes companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies.

In addition to making direct investments in MLP equity units, the Adviser intends to invest the Fund’s remaining assets in such a way as to provide, in total, a high level of correlation with MLP equities. These other investments may include equity and debt securities of entities that own interests in MLPs or assets owned in common with MLPs. The Fund will also invest in securities of entities that operate in industries similar to MLPs, such as energy infrastructure, even though such entities have no direct affiliation with an MLP.

The Fund will purchase securities across the capital structure of MLP Entities, including equity and debt securities of MLPs and their affiliates. The Fund may invest in equity securities of MLP Entities and other issuers without regard for their market capitalizations.

The Adviser intends to allocate the Fund’s assets towards the mix of equity and debt securities it deems appropriate based upon its view of economic, market, and political conditions. As a result of this asset allocation the Fund’s portfolio may, at times, be significantly invested in either equity or debt securities, or both. The Fund’s investment in equity securities may include both common and preferred stock. The Fund’s investment in debt securities may include both

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investment grade debt securities and high yield debt securities (often called “junk bonds”), which are securities rated below investment grade (that is, rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s Ratings Group (“S&P”), comparably rated by another statistical rating organization, or, if unrated, determined by the Adviser to be of comparable credit quality). The Fund will only purchase debt securities which, at the time of acquisition, are rated at least B3 by Moody’s or B- by Standard & Poor’s or are comparably rated by another statistical rating organization, or, if unrated, are determined by the Adviser to be of comparable credit quality. The Fund may invest in debt securities of any maturity.

The Fund may invest in foreign securities and U.S. dollar denominated foreign issuers. Such investments in securities of foreign issuers may include sponsored or unsponsored American Depository Receipts (“ADRs”) and Yankee bonds. ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. Yankee bonds are bonds denominated in U.S. dollars that are publicly issued in the United States by foreign banks and corporations.

In certain market environments, the Fund may, but is not required to, use various hedging techniques, such as the buying and selling of options, to seek to mitigate one or more risks associated with investments in MLPs and energy infrastructure assets including market risk and interest rate risk, which, among other factors, could adversely affect market valuations of specific securities or certain sectors of the energy MLP and energy infrastructure market place, or the Fund’s overall portfolio.

The Fund may invest up to 15% of its net assets in securities that are not registered under the Securities Act of 1933 or that otherwise may not be sold in public offerings, which are commonly known as “restricted” securities. The Fund will typically acquire restricted securities in directly negotiated transactions.

The Fund may invest in initial public offerings (“IPOs”), other investment companies including exchange-traded funds (“ETFs”), and exchange-traded notes (“ETNs”). ETFs are investment companies that generally seek to track the performance of specific indices, shares of which are traded on exchanges. The Fund will include ETFs that primarily invest in MLPs and/or other companies focused in the energy infrastructure sector for purposes of satisfying the Fund’s investment strategy of investing at least 80% of its total assets in equity and debt securities of MLPs focused in the energy infrastructure sector, and in equity and debt securities of other companies focused in the energy infrastructure sector. ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index.

The Fund is “non-diversified” under the 1940 Act, which means that it may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Investment Risks
As with any mutual fund, there are risks to investing. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. The principal risks of investing in the Fund are:

Energy and Natural Resource Company Risk.  Under normal circumstances, the Fund concentrates its investments in the energy infrastructure sector and may invest a significant portion of its assets in the natural resources sector of the economy, which includes a number of risks, including the following: supply and demand risk, depletion and exploration risk, marine transportation companies risk, regulatory risk, commodity pricing risk, weather risk, cash flow risk, affiliated party risk, catastrophe risk, acquisition risk, and natural resources sector risk. For example, decreases in oil prices may have a substantial impact on the prices of publicly-traded equity securities of energy infrastructure companies. The Fund considers the following industries as making up the energy infrastructure sector: energy, materials, transportation and utilities.

Debt Securities Risks . Investments in fixed income securities will be subject to credit risk, interest rate risk and prepayment risk. Credit risk is the risk that an issuer will default or fail to pay principal and interest when due. Interest rate risk is the risk that the value of fixed income securities fluctuates with changes in interest rates (e.g. increases in interest rates result in a decrease in value of fixed income securities). The Fund will be exposed to

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heightened interest rate risk as interest rates rise from historically low levels. Pre-payment risk is the risk that the principal on fixed income securities will be paid off prior to maturity causing the Fund to invest in fixed income securities with lower interest rates. Duration risk is the risk that holding long duration and long maturity investments will magnify certain other risks, including interest rate risk and credit risk.

MLP Risk .  MLPs are subject to many risks, including those that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership and are exposed to a remote possibility of liability for all of the obligations of that MLP. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the value of the Fund’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. Furthermore, MLP interests may not be as liquid as other more commonly traded equity securities.

Below Investment Grade Debt Securities Risk . Investments in below investment grade debt securities and unrated securities of similar credit quality as determined by the Adviser (commonly known as “junk bonds”) involve a greater risk of default and are subject to greater levels of credit and liquidity risk. Below investment grade debt securities have speculative characteristics and their value may be subject to greater fluctuation than investment grade debt securities.

Capital Markets Risk.  MLPs normally pay out the majority of their operating cash flows to partners. Therefore, MLPs and other issuers in which the Fund invests may rely significantly on capital markets for access to equity and debt financing in order to fund organic growth projects and acquisitions. Should market conditions limit issuers’ access to capital markets, their distribution growth prospects could be at risk.

Counterparty Risk.  Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.

Credit Risk.  If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.

Cybersecurity Risk . Investment advisers, including the Adviser, must rely in part on digital and network technologies (collectively “cyber networks”) to conduct their businesses. Such cyber networks might in some circumstances be at risk of cyber attacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data, or causing operational disruption.

Derivatives Risk.  Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. The use of derivatives could increase or decrease the Fund’s exposure to the risks of the underlying instrument. Using derivatives can have a leveraging effect and increase fund volatility. A small investment in derivatives could have a potentially large impact on the Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to, illiquidity risk and counterparty credit risk. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm. The Fund would also be exposed to counterparty risk with respect to the clearinghouse. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make derivatives more costly, may limit their availability, may

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present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time.

Equity Securities Risk .  Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, the equity securities of energy infrastructure companies in particular, or a particular company in which the Fund invests.

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

ETN Risk. ETNs are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

Foreign Securities Risk .  Investments in securities of foreign companies involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies.

Hedging Risk. It is not possible to hedge fully or perfectly against any risk. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. There can be no assurance that the Fund’s hedging strategies will be effective or that hedging transactions will be available to the Fund. The Fund is not required to engage in hedging transactions at any given time or from time to time, even under volatile market environment and the Fund may choose not to do so from time to time.

Interest Rate Risk. MLPs and other higher yield securities historically have shown sensitivity to interest rate movements. In an increasing interest rate environment, these types of securities may experience upward pressure on their yields in order to stay competitive with other interest rate sensitive securities. Also, significant portions of the market value of MLPs and other higher yield securities may be based upon their current yields. Accordingly, the prices of these securities may be sensitive to fluctuations in interest rates and may decline when interest rates rise.

IPO Risk.  The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

Leveraging Risk. Certain transactions, including the use of derivatives, may give rise to a form of leverage. To mitigate leveraging risk, the Fund’s custodian will segregate or identify liquid assets or otherwise cover the transactions that may give rise to such risk. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations or

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to meet segregation requirements when it may not be advantageous to do so. Leveraging may cause the Fund to be more volatile than if the Fund had not been leveraged.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Illiquid assets may also be difficult to value.

Adviser Risk .  The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

General Market Risk .  The Fund is subject to all of the business risks and uncertainties associated with any mutual fund, including the risk that it will not achieve its investment objective and that the value of an investment in its securities could decline substantially and cause you to lose some or all of your investment. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities in the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Non-Diversified Fund Risk . Because the Fund is “non-diversified” and may invest a greater percentage of its assets in the securities of a single issuer, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Covered Call Option Risk . If the Fund writes a covered call option, during the option’s life the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. Moreover, the writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

Preferred Stock Risk .  A preferred stock is a blend of the characteristics of a bond and common stock.  It may offer a higher yield than common stock and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer.  Preferred stock generally does not confer voting rights.

Mid Cap and Small Cap Companies Risk . The mid cap and small cap companies may not have the management experience, financial resources, product or business diversification and competitive strengths of large cap companies. Therefore, these securities may have more price volatility and be less liquid than the securities of larger, more established companies.

Tax Risk. The Fund has elected to be, and intends to qualify each year for treatment as, a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). To maintain qualification for federal income tax purposes as a regulated investment company under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, as discussed in detail below under “Federal Income Tax Consequences.”

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income, but those deductions may be recaptured in the Fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though those shareholders will not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, the Fund may need to liquidate investments, which may lead to additional recapture income.

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Who Should Invest
Before investing in the Fund, investors should consider their investment goals, time horizons and risk tolerance. The Fund may be an appropriate investment for investors who are seeking:

•	An investment vehicle for accessing a portfolio of MLP and energy infrastructure companies;

•	A traditional flow-through mutual fund structure with daily liquidity at NAV;

•	Simplified tax reporting through a Form 1099;

•	A fund offering the potential for current income and secondarily long-term capital appreciation;

•	A fund that may be suitable for retirement and other tax exempt accounts;

•	Potential diversification of their overall investment portfolio; and

•	Professional securities selection and active management by an experienced adviser.

The Fund is designed for long-term investors and is not designed for investors who are seeking short-term gains. The Fund will take reasonable steps to identify and reject orders from market timers. See “Shareholder Information - Buying Shares” and “- Redeeming Shares” of the Fund’s Statutory Prospectus.

Performance
The returns presented reflect the performance of the Advisory Research MLP & Energy Income Fund (the "MLP & Energy Income Predecessor Fund"). The Fund is the accounting successor to the MLP & Energy Income Predecessor Fund and has adopted the performance of the MLP & Energy Income Predecessor Fund as a result of a reorganization in which the Fund acquired all the assets and liabilities of the MLP & Energy Income Predecessor Fund (the “Reorganization”). The Reorganization occurred on November 15, 2019. The performance shown in the bar chart and performance table for periods prior to November 15, 2019 represents the performance of the MLP & Energy Income Predecessor Fund.

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Institutional Class shares of the MLP & Energy Income Predecessor Fund from year to year and by showing how the average annual returns of A Class shares and C Class shares of the Fund over time compare to the performance of a broad-based market index.  Fund returns shown in the performance table reflect the maximum sales charge of 5.50% for the Fund’s A Class shares and the contingent deferred sales charge of 1.00% during the one year period for the Class C shares. The Predecessor Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.tortoiseadvisors.com or by calling 855-TCA-FUND (855-822-3863).

Calendar Year Total Returns as of December 31

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Best Quarter	Worst Quarter
Q2 2016 19.84%	Q3 2015 -23.53%

Average Annual Total Returns for the periods ended December 31, 2019
	One Year	Five Years	Since Inception(1)
Institutional Class
Return Before Taxes	15.90%	-4.09%	3.45%
Return After Taxes on Distributions	15.90%	-4.84%	2.52%
Return After Taxes on Distributions and Sale of Fund Shares	9.42%	-3.27%	2.53%
A Class
Return Before Taxes	9.26%	-5.38%	2.57%
C Class
Return Before Taxes	13.83%	-5.03%	2.52%
Alerian MLP Index (reflects no deduction for fees, expenses or taxes)	6.56%	-7.00%	1.36%

(1)
The Fund offers multiple classes of shares. A Class shares of the MLP & Energy Income Predecessor Fund commenced operations on May 18, 2011. C Class shares of the MLP & Energy Income Predecessor Fund commenced operations on April 2, 2012. Institutional Class shares of the MLP & Energy Income Predecessor Fund commenced operations on December 27, 2010. The performance figures for A Class and C Class include the performance for the Institutional Class for the periods prior to the start date of each such Class adjusted for the higher expenses applicable to A Class and C Class shares. For the index shown, the measurement period used in computing the returns for the “Since Inception” period begins on December 27, 2010.

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After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures when a capital loss occurs upon redemption of portfolio shares and provides an assumed tax benefit for the investor. Actual after-tax returns depend on your situation and may differ from those shown. The after-tax returns are shown only for the Institutional Class and the after-tax returns for the other classes will vary to the extent they have different expenses. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Investment Adviser and Portfolio Managers
Tortoise Capital Advisors, L.L.C. (the “Adviser”) is the Fund’s investment adviser. Primary responsibility for the day-to-day management of the Fund’s portfolio is the joint responsibility of a team of portfolio managers consisting of James J. Cunnane Jr., CFA, Managing Director and Senior Portfolio Manager, and Quinn T. Kiley, Managing Director and Senior Portfolio Manager. They have been jointly and primarily responsible for the day-to-day management of the Fund’s portfolio since the MLP & Energy Income Predecessor Fund’s inception on December 27, 2010.

Purchase and Sale of Fund Shares
You may purchase, exchange, or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Tortoise MLP & Energy Income Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by contacting the Fund by telephone at 855-TCA-FUND (855-822-3863) or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. The minimum initial and subsequent investment amounts are shown below. The Fund may reduce or waive the minimums in its sole discretion.

A Class and C Class Shares	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$500
Direct Retirement Accounts	$2,500	$500
Automatic Investment Plans	$2,500	$100
Gift Account for Minors	$2,500	$500
Institutional Class Shares
All Accounts	$1,000,000	$100,000

Tax Information
The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or an IRA. For more information, please see “Tax Consequences” of the Fund’s Statutory Prospectus. Distributions on investments made through tax-advantaged arrangements may be taxed as ordinary income when withdrawn from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial adviser, and including affiliates of the Adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Tortoise MLP & Energy Infrastructure Fund

Investment Objective
The investment objectives of Tortoise MLP & Energy Infrastructure Fund (the "Fund") are primarily to seek current income and secondarily to seek long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay brokerage commissions on your purchases and sales of Institutional Class shares of the Fund from a financial intermediary, which are not reflected in this table.

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the initial investment or the value of the investment at redemption, whichever is lower)	None
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class
Management Fees	0.75%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	0.20%
Total Annual Fund Operating Expenses	0.95%
Less: Expenses Reimbursement (2)	(0.01)%
Total Annual Fund Operating Expenses After Expenses Reimbursement (2)	0.94%

(1)
Other expenses for the Fund are based on estimates for the current fiscal year and reflect the current fees of the Fund rather than those of the Fund’s predecessor, the Advisory Research MLP & Energy Infrastructure Fund, a series of the Investment Managers Series Trust (the “MLP & Energy Infrastructure Predecessor Fund” or “Predecessor Fund”).

(2)
Tortoise Capital Advisors, L.L.C. (the “Adviser”) has contractually agreed to reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) do not exceed 1.00% of the average daily net assets of the Fund. Expenses reimbursed by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred and at the time of the recoupment. The Operating Expenses Limitation Agreement will be in effect and cannot be terminated through at least March 31, 2021.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Institutional Class shares of the Fund from a financial intermediary, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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	One Year	Three Years	Five Years	Ten Years
Institutional Class	$96	$302	$525	$1,165

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2019, the MLP & Energy Infrastructure Predecessor Fund’s portfolio turnover rate was 75% of its average portfolio value.

Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its total assets in equity and debt securities of other companies focused in the energy infrastructure sector and in equity and debt securities of master limited partnerships (“MLPs”) focused in the energy infrastructure sector. Companies focused in the energy infrastructure sector include MLP parent companies and other MLP affiliates (together with MLPs, “MLP Entities”), which may invest their assets in varying degrees in MLPs. Some of these parent companies and other affiliates primarily own equity interests in MLPs, while others may jointly own assets with MLPs, and still others may only invest small portions of their assets in equity interests of MLPs. The Fund’s investment adviser, Tortoise Capital Advisors, L.L.C. (the “Adviser”), considers the energy infrastructure sector to be comprised of companies that engage in one or more aspects of exploration, production, gathering, processing, refining, transmission, marketing, storage and delivery of energy products such as natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal; oilfield services, including drilling, cementing and stimulations; the generation, transmission and distribution of electricity; water and wastewater treatment, distribution and disposal; or the generation, transportation and sale of alternative, non-fossil fuel based energy sources including, but not limited to, biodiesel, ethanol, biomass, geothermal, hydroelectric, nuclear, solar or wind energy. The Adviser considers a company to be focused in the energy infrastructure sector if at least 50% of the company’s assets are utilized in one or more of these activities. The Fund will also invest in MLP Entities and other companies operating in the natural resources sector, which includes companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies.

In addition to making direct investments in MLP equity units, the Adviser intends to invest the Fund’s remaining assets in such a way as to provide, in total, a high level of correlation with MLP equities. These other investments may include equity and debt securities of entities that own interests in MLPs or assets owned in common with MLPs. The Fund will also invest in securities of entities that operate in industries similar to MLPs, such as energy infrastructure, even though such entities have no direct affiliation with an MLP.

The Fund will purchase securities across the capital structure of MLP Entities, including equity and debt securities of MLPs and their affiliates. The Fund may invest in equity securities of MLP Entities and other issuers without regard for their market capitalizations.

The Adviser intends to allocate the Fund’s assets towards the mix of equity and debt securities it deems appropriate based upon its view of economic, market, and political conditions. As a result of this asset allocation, the Fund’s portfolio may, at times, be significantly invested in either equity or debt securities, or both. The Fund’s investment in equity securities may include both common and preferred stock. The Fund’s investment in debt securities may include both investment grade debt securities and high yield debt securities (often called “junk bonds”), which are securities rated below investment grade (that is, rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s Ratings Group (“S&P”), comparably rated by another statistical rating organization, or, if unrated, determined by the Adviser to be of comparable credit quality). The Fund will only purchase debt securities which, at the time of acquisition, are rated at least B3 by Moody’s or B- by Standard & Poor’s or are comparably rated by another statistical rating organization, or, if unrated, are determined by the Adviser to be of comparable credit quality. The Fund may invest in debt securities of any maturity.

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The Fund may invest in foreign securities and U.S. dollar denominated foreign issuers which may include sponsored or unsponsored American Depository Receipts (“ADRs”) and Yankee bonds. ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. Yankee bonds are bonds denominated in U.S. dollars that are publicly issued in the United States by foreign banks and corporations.

In certain market environments, the Fund may, but is not required to, use various hedging techniques, such as the buying and selling of options, to seek to mitigate one or more risks associated with investments in MLPs and energy infrastructure assets including market risk and interest rate risk, which, among other factors, could adversely affect market valuations of specific securities or certain sectors of the energy MLP and energy infrastructure market place, or the Fund’s overall portfolio.

The Fund may invest up to 15% of its net assets in securities that are not registered under the Securities Act of 1933 or that otherwise may not be sold in public offerings, which are commonly known as “restricted” securities. The Fund will typically acquire restricted securities in directly negotiated transactions.

The Fund may invest in initial public offerings (“IPOs”), other investment companies including exchange-traded funds (“ETFs”), and exchange-traded notes (“ETNs”). ETFs are investment companies that generally seek to track the performance of specific indices, shares of which are traded on exchanges. The Fund will include ETFs that primarily invest in MLPs and/or other companies focused in the energy infrastructure sector for purposes of satisfying the Fund’s investment strategy of investing at least 80% of its total assets in equity and debt securities of MLPs focused in the energy infrastructure sector, and in equity and debt securities of other companies focused in the energy infrastructure sector. ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index.

The Fund is “non-diversified” under the 1940 Act, which means that it may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Investment Risks
As with any mutual fund, there are risks to investing. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. The principal risks of investing in the Fund are:

Energy and Natural Resource Company Risk.  Under normal circumstances, the Fund concentrates its investments in the energy infrastructure sector and may invest a significant portion of its assets in the natural resources sector of the economy, which includes a number of risks, including the following: supply and demand risk, depletion and exploration risk, marine transportation companies risk, regulatory risk, commodity pricing risk, weather risk, cash flow risk, affiliated party risk, catastrophe risk, acquisition risk, and natural resources sector risk. For example, decreases in oil prices may have a substantial impact on the prices of publicly-traded equity securities of energy infrastructure companies. The Fund considers the following industries as making up the energy infrastructure sector: energy, materials, transportation and utilities.

Debt Securities Risks . Investments in fixed income securities will be subject to credit risk, interest rate risk and prepayment risk. Credit risk is the risk that an issuer will default or fail to pay principal and interest when due. Interest rate risk is the risk that the value of fixed income securities fluctuates with changes in interest rates (e.g. increases in interest rates result in a decrease in value of fixed income securities). The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels. Pre-payment risk is the risk that the principal on fixed income securities will be paid off prior to maturity causing the Fund to invest in fixed income securities with lower interest rates. Duration risk is the risk that holding long duration and long maturity investments will magnify certain other risks, including interest rate risk and credit risk.

MLP Risk .  MLPs are subject to many risks, including those that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership and are exposed to a remote possibility of liability for all of the obligations of that MLP. Holders of

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MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the value of the Fund’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. Furthermore, MLP interests may not be as liquid as other more commonly traded equity securities.

Below Investment Grade Debt Securities Risk . Investments in below investment grade debt securities and unrated securities of similar credit quality as determined by the Adviser (commonly known as “junk bonds”) involve a greater risk of default and are subject to greater levels of credit and liquidity risk. Below investment grade debt securities have speculative characteristics and their value may be subject to greater fluctuation than investment grade debt securities.

Capital Markets Risk.  MLPs normally pay out the majority of their operating cash flows to partners. Therefore, MLPs and other issuers in which the Fund invests may rely significantly on capital markets for access to equity and debt financing in order to fund organic growth projects and acquisitions. Should market conditions limit issuers’ access to capital markets, their distribution growth prospects could be at risk.

Counterparty Risk.  Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.

Credit Risk.  If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.

Cybersecurity Risk . Investment advisers, including the Adviser, must rely in part on digital and network technologies (collectively “cyber networks”) to conduct their businesses. Such cyber networks might in some circumstances be at risk of cyber attacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data, or causing operational disruption.

Derivatives Risk.  Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. The use of derivatives could increase or decrease the Fund’s exposure to the risks of the underlying instrument. Using derivatives can have a leveraging effect and increase fund volatility. A small investment in derivatives could have a potentially large impact on the Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to, illiquidity risk and counterparty credit risk. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm. The Fund would also be exposed to counterparty risk with respect to the clearinghouse. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time.

Equity Securities Risk .  Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, the equity securities of energy infrastructure companies in particular, or a particular company in which the Fund invests.

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ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

ETN Risk. ETNs are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

Foreign Securities Risk .  Investments in securities of foreign companies involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies.

Hedging Risk. It is not possible to hedge fully or perfectly against any risk. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. There can be no assurance that the Fund’s hedging strategies will be effective or that hedging transactions will be available to the Fund. The Fund is not required to engage in hedging transactions at any given time or from time to time, even under volatile market environment and the Fund may choose not to do so from time to time.

Interest Rate Risk. MLPs and other higher yield securities historically have shown sensitivity to interest rate movements. In an increasing interest rate environment, these types of securities may experience upward pressure on their yields in order to stay competitive with other interest rate sensitive securities. Also, significant portions of the market value of MLPs and other higher yield securities may be based upon their current yields. Accordingly, the prices of these securities may be sensitive to fluctuations in interest rates and may decline when interest rates rise.

IPO Risk.  The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

Leveraging Risk. Certain transactions, including the use of derivatives, may give rise to a form of leverage. To mitigate leveraging risk, the Fund’s custodian will segregate or identify liquid assets or otherwise cover the transactions that may give rise to such risk. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging may cause the Fund to be more volatile than if the Fund had not been leveraged.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Illiquid assets may also be difficult to value.

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Adviser Risk .  The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

General Market Risk .  The Fund is subject to all of the business risks and uncertainties associated with any mutual fund, including the risk that it will not achieve its investment objective and that the value of an investment in its securities could decline substantially and cause you to lose some or all of your investment. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities in the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Non-Diversified Fund Risk . Because the Fund is “non-diversified” and may invest a greater percentage of its assets in the securities of a single issuer, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Covered Call Option Risk . If the Fund writes a covered call option, during the option’s life the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. Moreover, the writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

Preferred Stock Risk .  A preferred stock is a blend of the characteristics of a bond and common stock.  It may offer a higher yield than common stock and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer.  Preferred stock generally does not confer voting rights.

Mid Cap and Small Cap Companies Risk . The mid cap and small cap companies may not have the management experience, financial resources, product or business diversification and competitive strengths of large cap companies. Therefore, these securities may have more price volatility and be less liquid than the securities of larger, more established companies.

Tax Risk. The Fund has elected to be, and intends to qualify each year for treatment as, a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). To maintain qualification for federal income tax purposes as a regulated investment company under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, as discussed in detail below under “Federal Income Tax Consequences.”

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income, but those deductions may be recaptured in the Fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though those shareholders will not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, the Fund may need to liquidate investments, which may lead to additional recapture income.

Who Should Invest
Before investing in the Fund, investors should consider their investment goals, time horizons and risk tolerance. The Fund may be an appropriate investment for investors who are seeking:

•	An investment vehicle for accessing a portfolio of MLP and energy infrastructure companies;

•	A traditional flow-through mutual fund structure with daily liquidity at NAV;

•	Simplified tax reporting through a Form 1099;

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•	A fund offering the potential for current income and secondarily long-term capital appreciation;

•	A fund that may be suitable for retirement and other tax exempt accounts;

•	Potential diversification of their overall investment portfolio; and

•	Professional securities selection and active management by an experienced adviser.

The Fund is designed for long-term investors and is not designed for investors who are seeking short-term gains. The Fund will take reasonable steps to identify and reject orders from market timers. See “Shareholder Information - Buying Shares” and “- Redeeming Shares” of the Fund’s Statutory Prospectus.

Performance
The returns presented reflect the performance of the Advisory Research MLP & Energy Infrastructure Fund (the "MLP & Energy Infrastructure Predecessor Fund"). The Fund is the accounting successor to the MLP & Energy Infrastructure Predecessor Fund and has adopted the performance of the MLP & Energy Infrastructure Predecessor Fund as the result of a reorganization in which the Fund acquired all the assets and liabilities of the MLP & Energy Infrastructure Predecessor Fund (the “Reorganization”).  The Reorganization occurred on November 15, 2019. The performance shown in the bar chart and performance table for periods prior to November 15, 2019 represents the performance of the MLP & Energy Infrastructure Predecessor Fund.

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Institutional Class shares of the MLP & Energy Infrastructure Predecessor Fund from year to year and by showing how the average annual returns of the Fund over time compare to the performance of a broad-based market index.  The Predecessor Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.tortoiseadvisors.com or by calling 855-TCA-FUND (855-822-3863).

Calendar Year Total Returns as of December 31

Best Quarter	Worst Quarter
Q2 2016 21.00%	Q3 2015 -23.92%

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Average Annual Total Returns for the periods ended December 31, 2019(1)
	One Year	Five Years	Since Inception (September 9, 2010)
Institutional Class
Return Before Taxes	14.71%	-4.89%	3.84%
Return After Taxes on Distributions	12.22%	-6.21%	2.32%
Return After Taxes on Distributions and Sale of Fund Shares	8.85%	-4.05%	2.77%
Alerian MLP Index (reflects no deduction for fees, expenses or taxes)	6.56%	-7.00%	2.41%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures when a capital loss occurs upon redemption of portfolio shares and provides an assumed tax benefit for the investor. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Investment Adviser and Portfolio Managers
Tortoise Capital Advisors, L.L.C. (the “Adviser”) is the Fund’s investment adviser. Primary responsibility for the day-to-day management of the Fund’s portfolio is the joint responsibility of a team of portfolio managers consisting of James J. Cunnane Jr., CFA, Managing Director and Senior Portfolio Manager, and Quinn T. Kiley, Managing Director and Senior Portfolio Manager. They have been jointly and primarily responsible for the day-to-day management of the Fund’s portfolio since the MLP & Energy Infrastructure Predecessor Fund’s inception on September 9, 2010.

Purchase and Sale of Fund Shares
You may purchase, exchange, or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Tortoise MLP & Energy Infrastructure Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by contacting the Fund by telephone at 855-TCA-FUND (855-822-3863) or through a financial intermediary. You many also purchase or redeem Fund shares via wire transfer. The minimum initial and subsequent investment amounts are shown below. The Fund may reduce or waive the minimums in its sole discretion.

Institutional Class Shares	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$5,000,000	$500
Direct Retirement Accounts	$5,000,000	$500
Automatic Investment Plans	$5,000,000	$100
Gift Account for Minors	$5,000,000	$500

Tax Information
The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or an IRA. For more information, please see “Tax Consequences” of the Fund’s Statutory Prospectus. Distributions on investments made through tax-advantaged arrangements may be taxed as ordinary income when withdrawn from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial adviser, and including affiliates of the Adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other

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intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Fund Information
Investment Objective
The investment objective of each of the Tortoise MLP & Pipeline Fund and Tortoise Energy Evolution Fund (each a “Fund” and together with the Tortoise MLP & Energy Income Fund and the Tortoise MLP & Energy Infrastructure Fund, the “Funds”) is total return. The investment objective of each of the Tortoise MLP & Energy Income Fund and Tortoise MLP & Energy Infrastructure Fund (each a "Fund" and together with the Tortoise MLP & Pipeline Fund and Tortoise Energy Evolution Fund, the "Funds") is primarily to seek current income and secondarily to seek long-term capital appreciation. Each Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without the approval of the Fund’s shareholders upon 60 days’ prior written notice to shareholders.
Principal Investment Strategies
Tortoise MLP & Pipeline Fund (the “MLP & Pipeline Fund”)
Under normal circumstances, the MLP & Pipeline Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of MLPs and pipeline companies. The Fund considers investments in MLP affiliates to be MLP securities for purposes of the 80% test. MLPs, also known as publicly traded partnerships, predominately operate, or directly or indirectly own, energy-related assets. Pipeline companies are defined as either entities in which the largest component of their assets, cash flow or revenue is associated with the operation or ownership of energy pipelines and complementary assets or entities operating in the energy pipeline industry as defined by SIC. The Fund will concentrate its investments in the energy infrastructure industry.

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The MLP & Pipeline Fund must provide 60 days’ prior written notice to shareholders if the Board of Trustees changes its policy to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of MLPs and pipeline companies.
The MLP & Pipeline Fund intends to focus its investments in equity securities of MLPs and pipeline companies that own and operate a network of energy infrastructure asset systems which transport, store, distribute, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or NGLs. The MLP & Pipeline Fund is non-diversified.
In addition, under normal circumstances, the MLP & Pipeline Fund may invest up to: (i) 30% of its total assets in securities denominated in the currency of a non-North American country, which may include securities issued by energy companies organized and/or having securities traded on an exchange outside North America and/or securities of other non-North American companies that are denominated in the currency of a non-North American country; (ii) 20% of its total assets in debt securities of any issuers, including securities which may be rated below investment grade (“junk bonds”) by an NRSRO or judged by the Adviser to be of comparable credit quality; (iii) 15% of its net assets in illiquid investments; and (iv) 10% of its total assets in securities of any issuer. The MLP & Pipeline Fund may invest in other investment companies to the extent permitted by the 1940 Act. The MLP & Pipeline Fund may invest in permissible securities without regard to the market capitalization of the issuer of such security. The MLP & Pipeline Fund’s investments in debt securities will not have any duration nor weighted average maturity restrictions.
Except for investments in illiquid investments, the above investment restrictions apply at the time of purchase, and the MLP & Pipeline Fund will not be required to reduce a position due solely to market value fluctuations in order to comply with these restrictions. To the extent that market value fluctuations cause illiquid investments held by the MLP & Pipeline Fund to exceed 15% of its net assets, the MLP & Pipeline Fund will determine how to remediate the excess illiquid investments in accordance with the 1940 Act and the Fund's policies and procedures.
Targeted Investment Characteristics. The MLP & Pipeline Fund’s investment strategy will be anchored in the Adviser’s fundamental principles of yield, growth and quality. The MLP & Pipeline Fund’s targeted investments will generally have the following characteristics:

•
Essential Energy Infrastructure Assets — Companies that operate critical assets that connect sources of energy supply to areas of energy demand. These businesses are essential to economic productivity and experience relatively inelastic demand.

•
Total Return Potential — Companies that generate a current cash return at the time of investment with dividend or distribution growth potential. The MLP & Pipeline Fund does not intend to invest in start-up companies or companies with speculative business plans.

•	Predictable Revenues — Companies with stable and predictable revenue streams, often linked to areas experiencing demographic growth and with low commodity price risk.

•
Stable Operating Structures — Companies with relatively low maintenance expenditures and economies of scale due to operating leverage and an appropriate ratio of debt to equity and coverage/payout ratio with respect to dividends or distributions.

•	High Barriers to Entry — Companies with operating assets that are difficult to replicate due to regulation, natural monopolies, availability of land or high costs of new development.

•	Long-Lived Assets — Companies that operate tangible assets with long economic useful lives (generally 20 years or more).

•
Experienced, Operations-Focused Management Teams — Companies with management teams possessing successful track records and who have substantial knowledge, experience, and focus in their particular segments of the energy infrastructure industry.

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Tortoise Energy Evolution Fund (the “Energy Evolution Fund”)
Under normal circumstances, the Energy Evolution Fund seeks to invest in securities benefiting from the secular growth associated with the changes in energy supply relating to the energy transition that is currently underway. The Transition is the transformation of the global energy sector to low cost and/or lower and zero-carbon energy sources enabled by new technologies, policy framework and other market mechanisms. The Transition is currently being driven by increasing global energy demand, lower carbon fuels with low-cost profiles, renewable energy policies, the transition of transportation vehicles towards electricity and/or other low-cost fuels, and governmental policies focused on improving energy efficiency and reducing GHGs and other air pollutant emissions. The companies benefiting from the Transition are defined to include the following:

•	Suppliers: Companies that explore, develop, complete, or produce energy sources such as natural gas, natural gas liquids (“NGLs”), such as ethane and propane, and renewable energy;

•
Energy export facilities and infrastructure companies: Companies that play a role in global supply and demand by directly or indirectly facilitating exports of low cost or lower carbon energy products through transporting, processing, gathering, and storing such commodities including liquefied natural gas (“LNG”), NGLs such as ethane and propane, and refined products such as gasoline and oil;

•
Beneficiaries: Companies that derive value from rising global energy demand such as (i) providers of electric power generation, including the production of electricity from renewable sources; (ii) companies that engage in the transmission, storage, and distribution of electricity; (iii) distributors, marketers and downstream users of energy; (iv)energy efficiency companies; (v) providers of treatment and supply of water including the treatment of waste water; (vi) providers of environmental services such as recycling and waste management; and (vii) other technology and cleantech companies benefiting from the Transition that is underway (“Beneficiaries”);

The Adviser and Sub-Adviser attempt to make investments in companies across the global energy value chain that it believes are, or will be, in a unique position to benefit from changing dynamics, themes, catalysts and opportunities. Examples include the energy transition to cleaner and lower cost energy sources, growing energy demand, decarbonization efforts, the role of energy exports in the global supply/demand for energy, changing market trends, infrastructure constraints, supply/demand imbalances, price differentials, valuation and structural disparities, mergers and acquisitions, restructuring, paradigm shifts and company specific events impacting energy companies or their Beneficiaries. The Adviser and Sub-Adviser intend to utilize a flexible strategy to seek exposure to such dynamics, themes, catalysts and opportunities in different proportions at different times. The Energy Evolution Fund’s mix of portfolio holdings may change over time based upon the Adviser’s and Sub-Adviser’s assessment of market and economic conditions.

The Energy Evolution Fund seeks to achieve its investment objective by investing typically in common stocks of any capitalization that are publicly traded on an exchange or in the over-the-counter market. The Energy Evolution Fund will concentrate its investments in the energy industry. The Energy Evolution Fund is non-diversified. In addition, under normal circumstances, the Energy Evolution Fund may invest up to: (i) 50% of its total assets in securities denominated in the currency of a non-North American country, which may include securities issued by companies organized and/or having securities traded on an exchange outside North America and/or securities of other non-North American companies that are denominated in the currency of a non-North American country provided that no more than 10% of its total assets will be invested in securities of companies located in non-OECD companies; (ii) 20% of its total assets in debt securities of any issuers, including securities which may be rated below investment grade (“junk bonds”) by an NRSRO or judged by the Adviser or Sub-Adviser to be of comparable credit quality; (iii) 15% of its net assets in illiquid investments; and (iv) 15% of its total assets in securities of any issuer. The Energy Evolution Fund may invest in permissible securities without regard to the market capitalization of the issuer of such security.

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Except for investments in illiquid investments, the above investment restrictions apply at the time of purchase, and the Energy Evolution Fund will not be required to reduce a position due solely to market value fluctuations in order to comply with these restrictions. To the extent that market value fluctuations cause illiquid investments held by the Energy Evolution Fund to exceed 15% of its net assets, the Energy Evolution Fund will determine how to remediate the excess illiquid investments in accordance with the 1940 Act and the Fund's policies ad procedures.

The Energy Evolution Fund may invest in MLPs primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Adviser and Sub-Adviser do not anticipate that the Energy Evolution Fund will significantly invest in MLPs in all circumstances and market conditions, and the Energy Evolution Fund often may not be invested in MLPs at all. However, in certain circumstances, in anticipation of or response to specific changing dynamics, catalysts, and opportunities, the Energy Evolution Fund may invest in MLPs that the Adviser or Sub-Adviser believe will benefit from such conditions.

Tortoise MLP & Energy Income Fund (the "MLP & Energy Income Fund") and Tortoise MLP & Energy Infrastructure Fund (the "MLP & Energy Infrastructure Fund")

Under normal market conditions, the MLP & Energy Income and MLP & Energy Infrastructure Funds will invest at least 80% of their total assets in equity and debt securities of MLPs focused in the energy infrastructure sector and in equity and debt securities of other companies focused in the energy infrastructure sector. Companies focused in the energy infrastructure sector include MLP parent companies and other MLP affiliates (together with MLPs, “MLP Entities”), which may invest their assets in varying degrees in MLPs. Some of these parent companies and other affiliates primarily own equity interests in MLPs, while others may jointly own assets with MLPs, and still others may only invest small portions of their assets in equity interests of MLPs. The Adviser considers the energy infrastructure sector to be comprised of companies that engage in one or more aspects of exploration, production, gathering, processing, refining, transmission, marketing, storage and delivery of energy products such as natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal; oilfield services, including drilling, cementing and stimulations; the generation, transmission and distribution of electricity; water and wastewater treatment, distribution and disposal; or the generation, transportation and sale of alternative, non-fossil fuel based energy sources including, but not limited to, biodiesel, ethanol, biomass, geothermal, hydroelectric, nuclear, solar or wind energy. The Adviser considers a company to be focused in the energy infrastructure sector if at least 50% of the company’s assets are utilized in one or more of these activities. Each Fund will also invest in MLP Entities and other companies operating in the natural resources sector, which includes companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies.

The Adviser believes each of the MLP & Energy Income and MLP & Energy Infrastructure Funds' performance will be highly, but not exactly, correlated to the same fundamentals that drive MLP equity returns. By allocating those Funds' investments among equity and debt securities, the Adviser expects that, over time, the MLP & Energy Income and MLP & Energy Infrastructure Funds will tend to benefit from a high level of current income with greater liquidity and less volatility than a similarly sized portfolio comprised solely of MLP equities. The Adviser further believes that in strong positive MLP equity markets the MLP & Energy Income and MLP & Energy Infrastructure Funds may not achieve as favorable returns as a portfolio comprised solely of MLP equities; conversely in weak MLP equity markets the MLP & Energy Income and MLP & Energy Infrastructure Funds may have more favorable returns than such a portfolio.

In addition to making direct investments in MLP equity units, the Adviser intends to invest each of the MLP & Energy Income and MLP & Energy Infrastructure Funds' remaining assets in such a way as to provide, in total, a high level of correlation with MLP equities. These other investments may include equity and debt securities of entities that own interests in MLPs or assets owned in common with MLPs. The MLP & Energy Income and MLP & Energy Infrastructure Fund will also invest in securities of entities that operate in industries similar to MLPs, such as energy infrastructure, even though such entities have no direct affiliation with an MLP.

The MLP & Energy Income and MLP & Energy Infrastructure Funds will purchase securities across the capital structure of MLP Entities, including equity and debt securities of MLPs and their affiliates. The MLP & Energy Income and MLP

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& Energy Infrastructure Funds may invest in equity securities of MLP Entities and other issuers without regard for their market capitalizations.

The Adviser intends to allocate each of the MLP & Energy Income and MLP & Energy Infrastructure Funds' assets towards the mix of equity and debt securities it deems appropriate based upon its view of economic, market, and political conditions. As a result of this asset allocation the MLP & Energy Income and MLP & Energy Infrastructure Funds' portfolios may, at times, be significantly invested in either equity or debt securities, or both.

The Adviser’s MLP-dedicated investment committee conducts fundamental and quantitative research on specific MLPs and on the energy infrastructure sector for the purpose of identifying potential investment ideas for the MLP & Energy Income and MLP & Energy Infrastructure Funds. The Adviser will typically sell a position held by the MLP & Energy Income and MLP & Energy Infrastructure Funds due to changes in the Adviser’s strategic outlook or fundamental changes at a specific MLP. The Adviser also may sell a position because of each of the MLP & Energy Income and MLP & Energy Infrastructure Funds' risk controls concerning position concentrations or the performance of an MLP relative to its particular sub-sector or to the MLP group as a whole. In addition, the Adviser may sell a position when one of the MLP & Energy Income or MLP & Energy Infrastructure Funds require cash to meet redemption requests.

Master Limited Partnerships. An MLP is an entity receiving partnership taxation treatment under the Code, the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. To qualify for treatment as a partnership for U.S. federal income tax purposes, a “publicly traded partnership,” such as an MLP, must receive at least 90% of its income from qualifying sources such as interest, dividends, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. For this purpose, mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide.

A typical MLP consists of a general partner and limited partners; however, some entities receiving partnership taxation treatment under the Code are established as limited liability companies (“LLCs”). The general partner manages the partnership, and has an ownership stake in the partnership and in some cases the general partners are eligible to receive incentive distributions. The limited partners provide capital to the partnership, receive common units of the partnership, have a limited role in the operation and management of the partnership and are entitled to receive cash distributions with respect to their units. Currently, most MLPs operate in the energy, natural resources and real estate sectors. Because they are treated as partnerships for U.S. federal income tax purposes, MLPs generally do not pay income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).

The Adviser believes that MLPs are attractive investments for several reasons, including: higher yields relative to most common equity and investment grade debt, generally low correlation to other asset classes, cash flows that remain relatively stable regardless of broader market conditions, and the potential for deferred taxation for taxable investors. Many of these characteristics of MLPs stem from the underlying assets in the energy infrastructure sector. In the Adviser’s opinion, those assets are generally in demand and are critical components in a fully-functioning economy. These characteristics tend to reduce the extent to which MLP fundamentals correlate to broader market conditions over the long term. In addition, assets held by MLPs depreciate in value, which provides the potential for taxable investors to benefit from tax-deferred growth of their investments.

Common and Preferred Stock of Energy Infrastructure Companies.  The Energy Income and Energy Infrastructure Funds may increase their equity exposure to companies in the energy infrastructure sector by purchasing the common and preferred stock of entities that, in the Adviser’s opinion, are likely to perform similarly to MLPs because they generally own and operate energy infrastructure. These companies are generally treated as corporations for tax purposes, but in some cases they have low effective tax rates.

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Fixed Income Securities.  The Energy Income and Energy Infrastructure Funds may invest in the debt securities of MLP Entities and other issuers. These include both investment grade debt securities and high yield debt securities (often called “junk bonds”), which are securities rated below investment grade (that is, rated Ba or lower by Moody’s, or BB or lower by S&P, comparably rated by another statistical rating organization, or, if unrated, determined by the Adviser to be of comparable credit quality). The Energy Income and Energy Infrastructure Funds will only purchase debt securities which, at the time of acquisition, are rated at least B3 by Moody’s, B- by S&P, comparably rated by another statistical rating organization, or, if unrated, are determined by the Adviser to be of comparable credit quality. The Energy Income and Energy Infrastructure Funds may invest in debt securities of any maturity.

Foreign Securities.  The Energy Income and Energy Infrastructure Funds may invest in foreign securities and U.S. dollar-denominated securities of foreign issuers. Such investments in securities of foreign issuers may include investments in sponsored and unsponsored ADRs and Yankee bonds. ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. Yankee bonds are bonds denominated in U.S. dollars that are publicly issued in the United States by foreign banks and corporations.

Hedging Techniques.  In certain market environments, The Energy Income and Energy Infrastructure Funds may, but are not required to, use various hedging techniques, such as the buying and selling of options, to seek to mitigate one or more risks associated with investments in MLPs and energy infrastructure assets including market risk and interest rate risk, which, among other factors, could adversely affect market valuations of specific securities or certain sectors of the energy MLP and energy infrastructure market place, or the Funds' overall portfolio.

It is not possible to hedge fully or perfectly against any risk. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Energy Income and Energy Infrastructure Funds or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Energy Income and Energy Infrastructure Funds, in which case any losses on the holdings being hedged may not be reduced or may be increased. There can be no assurance that the Energy Income and Energy Infrastructure Funds' hedging strategies will be effective or that hedging transactions will be available to the Fund. The Energy Income and Energy Infrastructure Funds are not required to engage in hedging transactions at any given time or from time to time, even under volatile market environment and the Energy Income and Energy Infrastructure Funds may choose not to do so from time to time.

Restricted Securities.  The Energy Income and Energy Infrastructure Funds may invest up to 15% of their net assets in illiquid investments, including securities that are not registered under the Securities Act of 1933 or that otherwise may not be sold in public offerings, which are commonly known as “restricted” securities. The Energy Income and Energy Infrastructure Funds will typically acquire restricted securities in directly negotiated transactions.

Other Securities.  The Energy Income and Energy Infrastructure Funds may invest in IPOs, other investment companies including ETFs, and ETNs. ETFs are investment companies that generally seek to track the performance of specific indices, shares of which are traded on exchanges. The Energy Income and Energy Infrastructure Funds will include ETFs that primarily invest in MLPs and/or other companies focused in the energy infrastructure sector for purposes of satisfying the Energy Income and Energy Infrastructure Funds' investment strategy of investing at least 80% of its total assets in equity and debt securities of MLPs focused in the energy infrastructure sector, and in equity and debt securities of other companies focused in the energy infrastructure sector. ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index.

Non-Diversification
Each Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended, which means that it may focus its investments in the securities of relatively few issuers. Each Fund intends, however, to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Code. This requires, among other things, that at the end of each quarter of a Fund’s taxable year no more than 25% of the Fund’s assets be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or in the securities of all MLPs combined, and at least 50% of a Fund’s assets be

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represented by (i) cash, (ii) securities of other regulated investment companies, (iii) U.S. Government securities, and (iv) other securities limited, with respect to any single issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer.

The Funds are “non-diversified” under the 1940 Act, which means that it may invest more of its assets in fewer issuers than “diversified” mutual funds.

The Funds’ Targeted Portfolio Securities
Each Fund seeks to achieve its investment objective by investing primarily in publicly traded equity securities. Securities in which each Fund may invest include, but are not limited to, the following types of securities:
Common Stock.  Common stock generally represents an equity ownership interest in the profits and losses of a corporation, after payment of amounts owed to bondholders, other debt holders, and holders of preferred stock. Holders of common stock generally have voting rights, but none of the Funds expect to have voting control in any of the companies in which a Fund invests.
Foreign Securities.  The Funds may invest in securities (including ADRs) issued by foreign issuers. These securities may be issued by companies organized and/or having securities traded on an exchange outside the U.S. or may be securities of U.S. companies that are denominated in the currency of a different country.
Master Limited Partnerships. Pursuant to tax regulations, each Fund may invest no more than 25% of its total assets in securities of MLPs and other entities treated as qualified publicly traded partnerships.
An MLP is a publicly traded company organized as a limited partnership or LLC and treated as a partnership for federal income tax purposes. MLP common units represent an equity ownership interest in a partnership and provide limited voting rights. MLP common unit holders have a limited role in the partnership’s operations and management. Some energy companies in which the Funds may invest have been organized as LLCs, which are treated in the same manner as MLPs for federal income tax purposes. Common units of an LLC represent an equity ownership in an LLC. Interests in common units of an MLP or LLC entitle the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike MLPs, LLC common unitholders typically have voting rights.
Equity Securities of MLP Affiliates.  In addition to securities of MLPs, the Funds may also invest in equity securities issued by MLP affiliates, such as common shares of corporations that own MLP general partner interests.
MLP affiliates also include the publicly traded equity securities of LLC that own, directly or indirectly, general partner interests of MLPs. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP.
Investment Companies. The Funds may invest in other investment companies to the extent permitted by the 1940 Act. Generally, the provisions of the 1940 Act preclude the Funds from acquiring: (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of a Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of a Fund.
Other Equity Securities. The MLP &Pipeline Fund may also invest in other types of publicly traded equity securities, including but not limited to, preferred equity and convertible securities of companies that are organized as corporations, limited partnerships, limited liability companies and energy REITs.
Debt Securities.  The Funds may invest in debt securities, including securities which may be rated below investment grade (“junk bonds”). These securities may include, among others, corporate debt, Yankee bonds, and zero coupon bonds, and may have variable or fixed principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred and payment-in-kind features. To the extent that a Fund invests in below investment grade debt securities, such securities will be rated, at the time of investment, at least B- by S&P or B3 by Moody’s or a comparable rating by at least one other rating agency or, if

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unrated, determined by the Adviser to be of comparable quality. If a security satisfies the Funds’ minimum rating criteria at the time of purchase and subsequently is downgraded below such rating, that Fund will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of that Fund and its shareholders.
Illiquid Investments. The Funds may invest in illiquid investments, which will primarily include direct placements in the securities of listed companies or 144A debt securities. The MLP & Pipeline Fund will not invest in private companies. A listed energy company may be willing to offer the purchaser more attractive features with respect to securities issued in direct placements because it has avoided the expense and delay involved in a public offering of securities. Illiquid investments may include restricted securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale, and are, therefore, unlike securities that are traded in the open market.
Covered Calls. The MLP & Pipeline Fund may write call options with the purpose of generating current income, mitigating risk or reducing its ownership of certain securities. The Fund will only write call options on securities that the Fund holds in its portfolio (i.e., covered calls). A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If the Fund writes a call option on a security, the Fund has the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. The Fund, as the writer of the call option, would bear the market risk of an unfavorable change in the price of the security underlying the written option.
Derivatives. The Energy Evolution Fund may invest in derivatives which are financial contracts whose values depend on, or are derived from, the values of underlying assets, reference rates, or indices. To manage risk, seek particular portfolio exposure as a substitute for a comparable market position in the underlying exposure, and/or to enhance return (including through the use of leverage), the Energy Evolution Fund may invest in derivatives including options, futures, swap contracts and combinations of these instruments. The Energy Evolution Fund may invest in futures, options and swap contracts on equity and debt securities, equity and debt indices and commodities (“Commodity Interests”) (i) with aggregate net notional value of up to 100% of the Energy Evolution Fund’s net assets, or (ii) for which the initial margin and premiums do not exceed 5% of its net assets, in each case excluding bona fide hedging transactions.
Short Sales. The Energy Evolution Fund may in certain market conditions seek to hedge investments or realize additional return through the use of short sales. Short sales are transactions in which the Energy Evolution Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete such a transaction, the Energy Evolution Fund must borrow the security to make delivery to the buyer. The Energy Evolution Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Energy Evolution Fund.
Temporary Strategies; Cash or Similar Investments
At the Adviser’s discretion, the Funds may invest in high-quality, short-term debt securities and money market instruments for (i) temporary defensive purposes in amounts up to 100% of a Fund’s assets in response to adverse market, economic, or political conditions and (ii) retaining flexibility in meeting redemptions, paying expenses, and identifying and assessing investment opportunities. These short-term debt securities and money market instruments include cash, shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities, discount notes and repurchase agreements. To the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund will bear its pro rata portion of such money market funds’ management fees and operational expenses. When investing for temporary defensive purposes, the Adviser may invest up to 100% of a Fund’s total assets in such instruments. Taking a temporary defensive position may result in the Fund not achieving its investment objective.
The Funds’ Investment Process

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The Adviser’s investment process for determining the securities to be purchased or sold, with respect to each Fund, utilizes fundamental analysis and a comparison of quantitative, qualitative, and relative value factors. Investment decisions are driven by proprietary financial, risk, and valuation models, developed and maintained by the Adviser, which assist in the evaluation of investment decisions and risk. Financial models, based on business drivers with historical and multi-year operational and financial projections, quantify growth, facilitate sensitivity and credit analysis, and aid in peer comparisons. Risk models assess a company’s asset quality, management, nature of cash flows and operational positioning. Valuation models and traditional valuation metrics such as cash flow multiples and net asset value (“NAV”) are also used in the Adviser’s investment process.
For the Energy Evolution Fund, the Adviser and Sub-Adviser’s investment process begins by utilizing its global expertise within the energy sector to identify potential dynamics, catalysts, and opportunities across the global energy value chain and then allocating the portfolio among those securities it believes have the most potential to be positively impacted by them.
To determine whether a company meets the Fund’s criteria, the Adviser and Sub-Adviser utilize a research-focused, fundamental bottom-up approach generally looking for the targeted investment characteristics described herein. Although the Adviser and Sub-Adviser use research provided by broker-dealers and investment firms, primary emphasis is placed on proprietary analysis conducted by and valuation models maintained by the Adviser and Sub-Adviser’s in-house investment analysts. The due diligence process followed by the Adviser and Sub-Adviser is comprehensive and may include:

•	Review of historical and prospective financial information;

•	Quarterly updates, conference calls and/or management meetings;

•	Analysis of financial models and projections;

•	On-site visits; and

•	Screening of key documents.
Principal Risks of Investing in the Funds
Before investing in the Funds, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other governmental agency. There can be no assurance that a Fund will achieve its investment objective. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. The principal risks of investing in the Funds are:
General Risks:
General Market Risk. The Funds are subject to all of the business risks and uncertainties associated with any business, including the risk that it will not achieve its investment objective and that the value of an investment in its securities could decline substantially and cause you to lose some or all of your investment. U.S. and international markets have, and may continue to, experience volatility, which may increase risks associated with an investment in the Funds. Changes in the value of each Fund’s portfolio securities may be rapid or unpredictable and cause the NAV of that Fund and its investment return to fluctuate. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. The market value of securities in which the Funds invest is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. In some cases, for example, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial condition or prospects of the issuers. Similarly, the debt markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default, and valuation difficulties.
Adviser Risk.  The ability of each Fund to meet its investment objective is directly related to the Adviser’s investment strategies for that Fund. The value of your investment in a Fund may vary with the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities. If the Adviser’s investment strategies do not

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produce the expected results, the value of your investment could be diminished or even lost entirely and the Funds could underperform the market or other mutual funds with similar investment objectives.
Concentration Risk.  Each Fund’s strategy of focusing on companies in the energy industry or energy infrastructure industry means that the performance of that Fund will be closely tied to the performance of those industries. Each Fund’s focus in these investments may present more risk than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these investments would have a greater impact on a Fund than on a fund that does not focus in such investments. At times, the performance of these investments may lag the performance of other industries or the market as a whole. An inherent risk associated with any investment focus is that a Fund may be adversely affected if a small number of its investments perform poorly.
Non-Diversified Fund Risk. The Funds are all “non-diversified” and therefore are not required to meet certain diversification requirements under federal laws. Each Fund may invest a greater percentage of its assets in the securities of a single issuer and may have fewer holdings than other mutual funds. As a result, a decline in the value of an investment in a single issuer could cause the Funds’ overall value to decline to a greater degree than if the Funds held a more diversified portfolio.
Equity Securities Risk.  Equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations about changes in interest rates, investor sentiment towards such entities, changes in a particular issuer’s or industry’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer or industry. Prices of equity securities of individual entities also can be affected by fundamentals unique to the company or partnership, including earnings power and coverage ratios. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by a Fund. In addition, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which a Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which affect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital. Energy companies’ equity prices may be influenced by dividend and distribution growth rates. Any of the foregoing risks could substantially impact the ability of such an entity to grow its dividends or distributions.
Foreign Securities Risk.  Investments in securities (including ADRs) of foreign issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. For example, foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. The Funds may not be able to pass through to its shareholders any foreign income tax credits as a result of any foreign income taxes it pays. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect the Funds’ assets held in foreign countries. There may be less publicly available information about a foreign company than there is regarding a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. Foreign markets also have different clearance and settlement procedures that could cause the Funds to encounter difficulties in purchasing and selling securities on such markets and may result in the Funds missing attractive investment opportunities or experiencing a loss. In addition, a portfolio that includes securities issued by foreign issuers can expect to have a higher expense ratio because of the increased transaction costs in foreign markets and the increased costs of maintaining the custody of such foreign securities. When investing in securities issued by foreign issuers, there is also the risk that the value of such an investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Each Fund may, but does not currently intend to, hedge its exposure to foreign currencies.

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MLP Risk.  MLPs are subject to many risks, including those that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by an MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the value of the Funds’ investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by the Funds generally would be taxed as dividend income. As a result, there could be a material reduction in the Funds’ cash flow and there could be a material decrease in its NAV. Furthermore, MLP interests may not be as liquid as other more commonly traded equity securities.
MLP Affiliate Risk. The performance of securities issued by MLP affiliates, including common shares of corporations that own general partner interests primarily depend on the performance of an MLP. As such, results of operations, financial condition, cash flows and distributions for MLP affiliates primarily depend on an MLP’s results of operations, financial condition and cash flows. The risks and uncertainties that affect the MLP, its results of operations, financial condition, cash flows and distributions also affect the value of securities held by the MLP affiliates.
Debt Securities Risks. The value of debt securities may decline for a number of reasons, such as management performance, financial leverage and reduced demand of the issuer’s products and services. Debt securities are subject to the following risks:

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Call Risk. During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. In this event a Fund would then be forced to invest in the unanticipated proceeds at lower interest rates, resulting in a decline in its income.

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Credit Risk. Issuers of debt securities may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the issuer to pay back debt. The degree of credit risk for a particular security may be reflected it its credit rating. Lower rated debt securities involve greater credit risk, including the possibility of default or bankruptcy.

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Interest Rate Risk. Debt securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt securities with shorter maturities. The Funds will be exposed to heightened interest rate risk as interest rates rise from historically low levels. Substantial redemptions from bond and other income funds may worsen that impact. Other types of securities also may be adversely affected from an increase in interest rates.

•	Reinvestment Risk. If a Fund reinvests the proceeds of matured or sold securities at market interest rates that are below its portfolio earnings rate, its income will decline.

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Prepayment and Extension Risk. Prepayment occurs when the issuer of a debt security exercises its option to call or repays principal prior to the security’s maturity. During periods of declining interest rates, issuers may increase pre-payments of principal causing the Funds to invest in debt securities with lower yields thus reducing income generation. Similarly, during periods of increasing interest rates, issuers may decrease pre-payments of principal extending the duration of debt securities potentially to maturity. This is known as extension risk and may increase the Funds’ sensitivity to rising rates and the potential for price declines. Debt securities with longer maturities are subject to greater price shifts as a result of interest rate changes. Also, if a Fund is unable to liquidate lower yielding securities to take advantage of a higher interest rate

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environment, its ability to generate income may be adversely affected. The potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

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Duration Risk. None of the Funds have a set policy regarding the maturity or duration of any or all of its securities. Holding long duration and long maturity investments will magnify certain risks, including interest rate risk and credit risk.

Below Investment Grade Debt Securities Risk. Below-investment grade debt securities, or unrated securities of similar credit quality as determined by the Adviser, also sometimes referred to as “junk bonds,” generally pay a premium above the yields of U.S. government or investment grade debt securities because they are subject to greater risks. These risks, which reflect their speculative character, include: greater volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default. In addition, the prices of these non-investment grade debt securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Non-investment grade debt securities tend to be less liquid than investment grade debt securities.
Large-Cap Company Risk. Investments in larger, more established companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors potentially resulting in lower markets for their common stock.
Mid-Cap and Small-Cap Companies Risk. Mid-cap and small-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies. Therefore, their securities may be more volatile and less liquid than the securities of larger, more established companies. Mid-cap and small-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Adviser wants to sell a large quantity of a mid-cap or small-cap company stock, it may have to sell at a lower price than it might prefer, or it may have to sell in smaller than desired quantities over a period of time. Analysts and other investors may follow these companies less actively and therefore information about these companies may not be as readily available as that for large-cap companies.
Covered Call Option Risk. The MLP & Pipeline Fund may write covered call options. The writer of a covered call option, during the option’s life, gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist if the Fund seeks to close out an option position. If trading were suspended in an option purchased by the Fund, it would not be able to close out the option. If the Fund was unable to close out a covered call option that it had written on a security, the Fund would not be able to sell the underlying security unless the option expired without exercise.
Cybersecurity Risk. Investment advisers, including the Adviser, must rely in part on digital and network technologies (collectively “cyber networks”) to conduct their businesses. Such cyber networks might in some circumstances be at risk of cyber attacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data, or causing operational disruption. Cyber attacks might potentially be carried out by persons using techniques that could range from efforts to electronically circumvent network security or overwhelm websites to intelligence gathering and social engineering functions aimed at obtaining information necessary to gain access. Nevertheless, cyber incidents could potentially occur, and might in some circumstances result in unauthorized access to sensitive information about the Adviser or its clients.
Derivatives Risk. The Energy Evolution Fund, MLP & Energy Income Fund, and MLP & Energy Infrastructure Fund may utilize derivatives. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, there are additional risks associated with derivatives trading that may be greater than the risks associated with investing directly in the underlying instruments. Investing in derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from

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those associated with other investments. Derivatives can be highly volatile, illiquid and difficult to value, and changes in the value of a derivative held by the Energy Evolution Fund, MLP & Energy Income Fund, and MLP & Energy Infrastructure Fund may not correlate with the underlying instrument or the Energy Evolution, MLP & Energy Income, or MLP & Energy Infrastructure Funds' other investments. Additional risks include, but are not limited to the possible default of the counterparty to the transaction, illiquidity of the derivative investments or leverage risk. Furthermore, the ability to successfully use these techniques depends on the Adviser’s ability to predict pertinent market movements, which cannot be assured. Additionally, amounts paid by the Energy Evolution Fund, MLP & Energy Income Fund, and MLP & Energy Infrastructure Fund as premiums and cash, or other assets segregated as collateral with respect to derivatives, are not otherwise freely available for investment purposes. There can be no assurance that regulation of derivative instruments and markets will not have a material adverse effect on the Energy Evolution Fund, MLP & Energy Income Fund, and MLP & Energy Infrastructure Fund or will not impair the ability of the Energy Evolution Fund, MLP & Energy Income Fund, and MLP & Energy Infrastructure Fund to implement certain derivative strategies or to achieve its investment objective. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund’s taxable income or gains. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. A more complete discussion of derivatives and their risks is included in the Funds’ Statement of Additional Information (“SAI”) under the heading “Options, Futures and Other Strategies.”
ETF Risk. Investing in an ETF will provide a Fund with exposure to the securities comprising the index on which the ETF is based and will expose a Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Funds will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

ETN Risk . ETNs are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The longer the effective maturity and duration of a Fund’s portfolio, the more the Fund’s share price is likely to react to changes in interest rates. (Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.) Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value of the security as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations may be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

Hedging Risk. It is not possible to hedge fully or perfectly against any risk. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. There can be no assurance that a Fund’s hedging strategies will be effective or that hedging transactions will be available to the Fund. The Funds are not required to engage in hedging transactions at any given time or from time to time, even under volatile market environment and each Fund may choose not to do so from time to time.

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Illiquid/Restricted Securities Risk.  The Funds may invest in securities of any market capitalization and may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair a Fund’s ability to sell particular securities or close call option positions at an advantageous price or a timely manner. In the event certain securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements at times. In addition, it may be more difficult for the Funds to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to sell at a favorable price at the times when the Adviser believes it is desirable to do so. Investment in securities that are less actively traded (or over time experience decreased trading volume) may restrict a Fund’s ability to take advantage of other market opportunities.
Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This reduced liquidity creates special risks for the Funds. However, the Funds could sell such securities in private transactions with a limited number of purchasers or in public offerings under the Securities Act of 1933, as amended (the “1933 Act”). Adverse conditions in the public securities markets may preclude a public offering of securities. When a Fund must arrange registration because that Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Funds can sell it. The Funds would bear the risks of any downward price fluctuation during that period.
Investment Company and RIC Compliance Risk. Each Fund may be subject to increased expenses and reduced performance as a result of its contemplated investments in other investment companies and MLPs. If a Fund invests in investment companies (including other closed-end, open-end funds, and ETFs), it will bear additional expenses based on its pro rata share of the investment company’s operating expenses, including the duplication of advisory and other fees and expenses. Additional risks of owning an investment company generally includes the risks of owning the underlying securities the investment company holds. In addition, each Fund intends to elect to be treated, and to qualify each year, as a RIC under the Internal Revenue Code. To maintain each Fund’s qualification for federal income tax purposes as a RIC, a Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year a Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of such Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). The resulting increase to a Fund’s expenses will reduce its performance and its income available for distribution. Given the Funds’ contemplated investments in MLPs, compliance with the asset diversification test applicable to RICs presents unusual challenges and will require careful, ongoing monitoring. While a Fund will not be required to sell MLP securities if market valuations cause MLPs to represent more than 25% of such Fund’s total assets, incremental investment opportunities in MLPs will be limited until the Fund is in compliance.
IPO Risk. The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk

Leverage Risk. The Energy Evolution Fund’s use of leverage through borrowing and short sales may magnify the Energy Evolution Fund’s gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying instrument can result in a loss substantially greater than the amount invested in the derivative itself.
Counterparty Credit Risk. The Energy Evolution Fund, MLP & Energy Income Fund, and MLP & Energy Infrastructure Fund may be subject to counterparty credit risk. Counterparty credit risk is the risk that a counterparty may default. If the counterparty defaults, the Energy Evolution, MLP & Energy Income, or MLP & Energy Infrastructure Funds' risk of loss will consist of any payments that it is entitled to receive from the counterparty under the agreement.
Short Sale Risk. In connection with establishing a short position in a security or index, the Energy Evolution Fund is subject to the risk that it may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and

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the date on which the Energy Evolution Fund replaces the security or closes out the position, it will experience a loss. By investing the proceeds received from selling securities short, the Energy Evolution Fund is employing leverage, which creates special risks. Furthermore, until the Energy Evolution Fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale. In addition, the Energy Evolution Fund will incur certain transaction fees associated with short selling.
Asset Segregation Risk . Under applicable law, the Energy Evolution Fund must segregate liquid assets, or engage in other measures, to “cover” open positions with respect to short sales and investments in derivatives. Segregation will not limit the Energy Evolution Fund’s exposure to loss, and it may incur investment risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement, the Energy Evolution Fund would sell the segregated assets.
Convertible Securities Risk. The MLP & Pipeline Fund may be subject to convertible securities risk. Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risks and equity risk. Convertible securities are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond. The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.
Preferred Stock Risk. The MLP & Pipeline Fund may be subject to preferred stock risk. A preferred stock is a blend of the characteristics of a bond and common stock. It may offer a higher yield than common stock and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer. Preferred stock generally does not confer voting rights.
Portfolio Turnover Risk . The Energy Evolution Fund may be subject to portfolio turnover risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization by a Fund, and the distribution to shareholders, of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. This may mean that you would be likely to have a higher tax liability. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal tax laws. A Fund’s tax loss carryforwards may help reduce your tax liability. A high portfolio turnover rate also leads to higher transaction costs, which could negatively affect a Fund’s performance.
Tax Risk . Each Fund has elected to be, and intends to qualify each year for treatment as, a “regulated investment company” under the Code. To maintain qualification for federal income tax purposes as a regulated investment company under the Code, each Fund must meet certain source-of-income, asset diversification and annual distribution requirements, as discussed in detail below under “Federal Income Tax Consequences.” If for any taxable year a Fund fails to qualify for the special federal income tax treatment afforded to regulated investment companies, all its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to shareholders) and any income available for distribution will be reduced. Under certain circumstances, a Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets. For additional information on the requirements imposed on regulated investment companies and the consequences of a failure to qualify, see “Federal Income Tax Consequences” below.

Depreciation or other cost recovery deductions passed through to a Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income, but those deductions may be recaptured in the Fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the applicable Fund at the time the deductions were taken by that Fund, and even though those shareholders will not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, a Fund may need to liquidate investments, which may lead to additional recapture income.
Risks Related to Investing in the Energy Industry and Energy Infrastructure Industry:

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Acquisition Risk. The abilities of MLP Entities to grow and to increase distributions can be highly dependent on their ability to make acquisitions that result in an increase in cash available for distributions. Recently, the acquisition market has become more competitive as a result of the increased amount of MLP Entities, as well as significant private equity interest in midstream energy assets. Almost all MLP Entities have been active in the third-party acquisition market. As a result, the competitive nature of the market has resulted in higher multiples, which may reduce the attractiveness of returns on acquisitions. Accordingly, MLP Entities may be unable to make accretive acquisitions because they are unable to identify attractive acquisition candidates, negotiate acceptable purchase contracts, raise financing for such acquisitions on economically acceptable terms or because they are outbid by competitors. Such circumstances may limit their future growth and their ability to raise distributions could be reduced. Furthermore, even if MLP Entities do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in operating income. Any acquisition involves risks, including, among other risks, mistaken assumptions about revenues and costs, the assumption of unknown liabilities, limitations on rights to indemnity from the seller, the diversion of management’s attention from other business concerns, unforeseen difficulties operating in new product or geographic areas and customer or key employee losses at the acquired businesses.

Affiliated Party Risk. Certain energy companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such a company’s parents or sponsors to satisfy their payments or obligations would impact the company’s revenues and cash flows and ability to make distributions.

Cash Flow Risk. The amount and tax characterization of cash available for distribution by an MLP Entity depends upon the amount of cash generated by its operations. Cash available for distribution by MLP Entities will vary widely from quarter to quarter and is affected by various factors affecting the MLP Entities’ operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP Entity has available for distribution in a given period.

Commodity Price Volatility Risk.  The volatility of energy commodity prices can significantly affect energy companies due to the impact of prices on the volume of commodities developed, produced, gathered and processed. Historically, energy commodity prices have been cyclical and exhibited significant volatility, which may adversely impact the value, operations, cash flows and financial performance of energy companies. The volatility of energy commodity prices can also indirectly affect certain entities that operate in the midstream segment of the energy industry due to the impact of prices on the volume of commodities transported, processed, stored or distributed.
Commodity price fluctuations may be swift and may occur for several reasons, including changes in global and domestic energy markets, general economic conditions, consumer demand, the price and level of foreign imports, the impact of weather on demand, levels of domestic and worldwide supply, levels of production, domestic and foreign governmental regulation, political instability, acts of war and terrorism, the success and costs of exploration projects, conservation and environmental protection efforts, the availability and price of alternative energy, taxation, and the availability of local, intrastate and interstate transportation systems.
Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.

Supply and Demand Risk. A decrease in the exploration, production or development of natural gas, NGLs, crude oil, refined petroleum products, or a decrease in the volume of such commodities, may adversely impact the financial performance and profitability of energy companies. Production declines and volume decreases may be caused by various factors, including changes in commodity prices, oversupply, depletion of resources, declines in estimates of proven reserves, catastrophic events affecting production, labor difficulties, political events, production variance from expectations, Organization of the Petroleum Exporting Countries (“OPEC”) actions, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems or outages, the inability of energy companies to obtain necessary permits or carry out new construction or acquisitions, unanticipated expenses, import supply disruption, increased competition from alternative energy sources, and other events. All of the above is particularly true for new or emerging areas of supply in North America that may have limited or no production history. Reductions in or prolonged periods of low prices for natural gas and crude oil can cause a given reservoir to become uneconomical for continued production earlier than it would if prices were higher.

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A sustained decline in or varying demand for such commodities could also adversely affect the financial performance of energy companies. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, political and economic conditions, including embargoes, in other natural resource producing countries, hostilities in the Middle East, military campaigns and terrorism, OPEC actions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, exchange rates, changes in commodity prices, and changes in weather.
In addition, the profitability of companies engaged in processing and pipeline activities may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production of natural gas, oil, or other energy commodities, due to a decline in production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of such entities.
Reserve & Depletion Risk. Energy companies’ estimates of proven reserves and projected future net revenue are generally based on internal reserve reports, engineering data, and reports of independent petroleum engineers. The calculation of estimated reserves requires subjective estimates of underground accumulations and utilizes assumptions concerning future prices, production levels, and operating and development costs. These estimates and assumptions may prove to be inaccurate. As a result, estimated quantities of proved reserves, projections of future production rates, and the timing of related expenditures may likewise prove to be inaccurate. Any material negative inaccuracies in these reserve estimates or underlying assumptions may materially lower the value of upstream energy companies. Future natural gas, NGL and oil production is highly dependent upon the success in acquiring or finding additional reserves that are economically recoverable. This is particularly true for new areas of exploration and development, such as in North American oil and gas reservoirs, including shale. A portion of any one upstream company’s assets may be dedicated to crude oil or natural gas reserves that naturally deplete over time, and a significant slowdown in the identification or availability of reasonably priced and accessible proven reserves for these companies could adversely affect their business.
Midstream and Power Infrastructure Company Risk.   The MLP & Pipeline Fund,Energy Evolution Fund, MLP & Energy Income Fund, and MLP & Energy Infrastructure Fund may be subject to midstream and power infrastructure company risk through their investments in pipeline companies. In addition to the other energy risks described herein, pipeline companies are subject to particular risks, including varying demand for crude oil, natural gas, NGLs or refined products in the markets served by the pipeline; changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities; sharp decreases in crude oil or natural gas prices that cause producers to curtail production; reduced capital spending for exploration activities; or re-contracting at lower rates. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors.
Gathering and processing companies are subject to many risks, including declines in production of crude oil and natural gas fields which utilize their gathering and processing facilities, prolonged depression in the price of natural gas or crude oil which curtails production due to lack of drilling activity, and declines in the prices of NGLs and refined petroleum products, resulting in lower processing or refining margins. In addition, the development of, demand for, and/or supply of competing forms of energy may negatively impact the revenues of these companies.
Propane companies are subject to many risks, including earnings variability based upon weather patterns in the locations where the company operates and the wholesale cost of propane sold to end customers. In addition, propane companies are facing increased competition due to the growing availability of natural gas, fuel oil and alternative energy sources for residential heating.
Power infrastructure companies are subject to many risks, including earnings variability based upon weather patterns in the locations where the company operates, the change in the demand for electricity, the cost to produce power, and the regulatory environment. Further, share prices are partly based on the interest rate environment, the sustainability and potential growth of the dividend, and the outcome of various rate cases undertaken by the company or a regulatory body.

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Operating Risk. Energy companies are subject to many risks, including: equipment failure causing outages; structural, maintenance, impairment and safety problems; transmission or transportation constraints, inoperability or inefficiencies; dependence on a specified fuel source; changes in electricity and fuel usage; availability of competitively priced alternative energy sources; changes in generation efficiency and market heat rates; lack of sufficient capital to maintain facilities; significant capital expenditures to keep older assets operating efficiently; seasonality; changes in supply and demand for energy; catastrophic and/or weather-related events such as spills, leaks, well blowouts, uncontrollable flows, ruptures, fires, explosions, floods, earthquakes, hurricanes, discharges of toxic gases and similar occurrences; storage, handling, disposal and decommissioning costs; and environmental compliance. Breakdown or failure of an energy company’s operating assets may prevent it from performing under applicable sales agreements, which in certain situations could result in termination of the agreement or in the company incurring a liability for liquidated damages. Because of these operating risks and other potential hazards, energy companies may become exposed to significant liabilities for which they may not have adequate insurance coverage. Any of the identified risks may have a material adverse effect on the business, financial condition, results of operations and cash flows of energy companies.
The energy industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies, or qualified personnel, or, due to significant demand, such services or equipment may not be available on commercially reasonable terms. A company’s ability to complete capital improvements to existing projects or invest in planned capital projects in a successful and timely manner is dependent upon many variables. Should any such efforts be unsuccessful, an energy company may be subject to additional costs and/or the write-off of its investment in the project or improvement. The marketability of oil and gas production depends in large part on the availability, proximity and capacity of pipeline systems owned by third parties. Oil and gas properties are subject to royalty interests, liens and other burdens, encumbrances, easements or restrictions, all of which may impact the production of a particular energy company. Oil and gas companies operate in a highly competitive and cyclical industry, with intense price competition. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.
Energy companies engaged in interstate pipeline transportation of natural gas, refined petroleum products and other products are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates that these companies may charge for pipeline transportation services. An adverse determination to an energy company by the FERC with respect to such tariff rates may have a material adverse effect on that energy company’s business, financial condition, results of operations and cash flows and on its ability to make cash distributions to its equity owners.
Regulatory Risk. Energy companies are subject to regulation by governmental authorities in various jurisdictions and may be adversely affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Regulation exists with respect to multiple aspects of their operations, including: reports and permits concerning exploration, drilling, and production; how facilities are constructed, maintained and operated; how wells are spaced; the unitization and pooling of properties; environmental and safety controls, including emissions release, the reclamation and abandonment of wells and facility sites, remediation, protection of endangered species, and the discharge and disposition of waste materials; offshore oil and gas operations; and the prices energy companies may charge for the oil and gas produced or transported under federal and state leases and for other products and services. Various governmental authorities have the power to enforce compliance both with these regulations and permits issued pursuant to them, and violators may be subject to administrative, civil and criminal penalties, including fines, injunctions or both. Stricter laws, regulations or enforcement policies may be enacted in the future which increase compliance costs and adversely affect the financial performance of energy companies. Additionally, legislation has been proposed that would, if enacted into law, make significant changes to U.S. federal income tax laws, including the elimination of certain U.S. federal income tax benefits currently available to oil and gas exploration and production companies.
The use of methods such as hydraulic fracturing may be subject to new or different regulation in the future. Any new state or federal regulations that may be imposed on hydraulic fracturing could result in additional permitting and disclosure requirements (including of substances used in the fracturing process) and in additional operating restrictions. The imposition of various conditions and restrictions on drilling and completion operations could lead to

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operational delays and increased costs and, moreover, could delay or effectively prevent the development of oil and gas from formations that would not be economically viable without the use of hydraulic fracturing.
Energy infrastructure companies engaged in interstate pipeline transportation of natural gas, refined petroleum products and other products are subject to regulation by FERC with respect to tariff rates these companies may charge for pipeline transportation services. An adverse determination by the FERC with respect to the tariff rates of an energy infrastructure company could have a material adverse effect on its business, financial condition, results of operations and cash flows and its ability to make cash distributions to its equity owners. Certain MLPs regulated by FERC have the right, are not obligated, to redeem all their common units held by an investor who is not subject to U.S. federal income taxation at market value, with the purchase price payable in cash or via a three-year interest-bearing promissory note. Prices for certain electric power companies are regulated in the U.S. with the intention of protecting the public while ensuring that the rate of return earned by such companies is sufficient to attract growth capital and to provide appropriate services. The rates assessed for these rate-regulated electric power companies by state and local regulators are generally subject to cost-of-service regulation and annual earnings oversight. This regulatory treatment does not provide any assurance as to achievement of earnings levels. Changes in laws or regulations or changes in the application or interpretation of regulatory provisions in jurisdictions where electric power companies operate, particularly utilities where electricity tariffs are subject to regulatory review or approval, could adversely affect their business. A Fund could become subject to FERC’s jurisdiction if it is deemed to be a holding company of a public utility company or of a holding company of a public utility company, and a Fund may be required to aggregate securities held by such Fund or other funds and accounts managed by the Adviser and its affiliates. Accordingly, a Fund may be prohibited from buying securities of a public utility company or of a holding company of any public utility company or may be forced to divest itself of such securities because of other holdings by that Fund or other funds or accounts managed by the Adviser and its affiliates.
Environmental Risk. Energy company activities are subject to stringent environmental laws and regulation by many federal, state and local authorities, international treaties and foreign governmental authorities. A company’s failure to comply with such laws and regulations or to obtain any necessary environmental permits pursuant to such laws and regulations may result in the imposition of fines or other sanctions. Congress and other domestic and foreign governmental authorities have either considered or implemented various laws and regulations to restrict or tax certain emissions, particularly those involving air and water emissions. Existing environmental regulations may be revised or reinterpreted, new laws and regulations may be adopted or become applicable, and future changes in environmental laws and regulations may occur, each of which could impose significant additional costs on energy companies. Energy companies have made and will likely continue to make significant capital and other expenditures to comply with these and other environmental laws and regulations. There can be no assurance that such companies will be able to recover all or any increased environmental costs from their customers or that their business, financial condition or results of operations will not be materially and adversely affected by such expenditures or by any changes in domestic or foreign environmental laws and regulations, in which case the value of these companies’ securities could be adversely affected. Energy companies may not be able to obtain or maintain all required environmental regulatory approvals. If there is a delay in obtaining any required environmental regulatory approvals or if an energy company fails to obtain, maintain or comply with any such approval, the operation of its facilities could be stopped or become subject to additional costs. In addition, energy companies may be responsible for environmentally-related liabilities, including any on-site liabilities associated with the environmental condition of facilities that it has acquired, leased or developed, or liabilities from associated activities, regardless of when the liabilities arose and whether they are known or unknown.
Hydraulic fracturing is a common practice used to stimulate production of natural gas and/or oil from dense subsurface rock formations such as shales that generally exist several thousand feet below ground. Some energy companies commonly apply hydraulic-fracturing techniques in onshore oil and natural gas drilling and completion programs. The process involves the injection of water, sand, and additives under pressure into a targeted subsurface formation. The water and pressure create fractures in the rock formations, which are held open by grains of sand, enabling the oil or natural gas to flow to the wellbore. The use of hydraulic fracturing may produce certain wastes that may in the future be designated as hazardous wastes and become subject to more rigorous and costly compliance and disposal requirements. The EPA has commenced a study of potential environmental effects of hydraulic fracturing on drinking water and groundwater. The EPA also announced in October 2011 that it is launching a study regarding wastewater resulting from hydraulic fracturing activities that such wastewater must meet before being

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transported to a treatment plant. In addition, the Department of Energy is conducting an investigation into practices the agency could recommend to better protect the environment from drilling using hydraulic fracturing completion methods, and the Department of the Interior has proposed disclosure, well testing and monitoring requirements for hydraulic fracturing on federal lands. The White House Council on Environmental Quality and a committee of the US House of Representatives are reviewing hydraulic-fracturing practices, and legislation has been introduced in Congress to provide for federal regulation of hydraulic fracturing and to require disclosure of the chemicals used in the fracturing process. Some states have also adopted, and other states are considering adopting, regulations that impose more stringent permitting, disclosure and well construction requirements on hydraulic fracturing operations. Additional regulations may be imposed that would, among other things, limit injection of oil and gas well wastewater into underground disposal wells, because of concerns about the possibility of minor earthquakes being linked to such injection, an indirect byproduct to drilling unique to certain geographic regions. If new laws or regulations that significantly restrict hydraulic fracturing or associated activity are adopted, such laws may make it more difficult or costly for energy companies to perform fracturing to stimulate production from tight formations, which might adversely affect their production levels, operations, and cash flow, as well as the value of such companies’ securities.
Climate Change Regulation Risk. Climate change regulation may result in increased operations and capital costs for the companies in which the Funds invest. Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the U.S. and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, which some scientists and policymakers believe contribute to global climate change. These current and future measures may result in certain companies in which the Funds invest incurring increased costs to operate and maintain facilities and to administer and manage a greenhouse gas emissions program, which in turn may reduce demand for fuels that generate greenhouse gases that are produced or managed or produced by such companies.
Terrorism Risk. Energy companies, and the market for their securities, are subject to disruption as a result of terrorism-related risks. These include terrorist activities, such as the September 11, 2001 terrorist attacks; wars, such as the wars in Afghanistan and Iraq and their aftermath; and other geopolitical events, including upheaval in the Middle East and other energy producing regions. Cyber hacking may also cause significant disruption and harm to energy companies. The U.S. government has issued warnings that energy industry assets, including exploration and production facilities as well as pipelines and transmission and distribution facilities, may be specific targets for terrorist activity. Such events have led, and in the future may lead, to short-term market volatility, and may also have long-term effects on companies in the energy industry and the market price of their securities. Such events may also adversely affect the business and financial condition of particular companies in which the Funds invest.
Natural Disaster Risk. Natural risks, such as earthquakes, flood, lightning, hurricanes, tsunamis, tornadoes and wind, are inherent risks in energy company operations. For example, extreme weather patterns, such as Hurricane Ivan in 2004, Hurricanes Katrina and Rita in 2005, the Tohuku earthquake and resulting tsunami in Japan in 2011, Hurricane Sandy in 2012 and Hurricane Harvey in 2017, resulted in substantial damage to the facilities of certain companies located in the affected areas, created significant volatility in the supply of energy, and adversely impacted the prices of certain energy company securities. Future natural disasters, or even the threat thereof, may result in similar volatility and may adversely affect commodity prices and earnings of energy companies in which the Funds invest.
Epidemic Risk . Widespread disease, including pandemics and epidemics have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments.
Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent the Funds from executing advantageous investment decisions in a timely manner and negatively impact the Funds’ ability to achieve their investment objectives. Any such event(s)
could have a significant adverse impact on the value and risk profile of the Funds.

Capital Markets Risk. Global financial markets and economic conditions have been, and may continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. In volatile times,

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the cost of raising capital in the debt and equity capital markets, and the ability to raise capital, may be impacted. In particular, concerns about the general stability of financial markets and specifically the solvency of lending counterparties, may impact the cost of raising capital from the credit markets through increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. As a result of any of the foregoing, energy companies may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, energy companies may not be able to meet obligations as they come due. Moreover, without adequate funding, energy companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.
Rising interest rates could limit the capital appreciation of equity units of energy companies as a result of the increased availability of alternative investments at competitive yields. Rising interest rates may increase the cost of capital for energy companies. A higher cost of capital or an inflationary period may lead to inadequate funding, which could limit growth from acquisition or expansion projects, the ability of such entities to make or grow dividends or distributions or meet debt obligations, the ability to respond to competitive pressures, all of which could adversely affect the prices of their securities.
In 2010, several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, began to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. In addition, the events surrounding the recent negotiations regarding the U.S. federal government debt ceiling and the resulting agreement could adversely affect us. In 2011, S&P lowered its long-term sovereign credit rating on the U.S. federal government debt to “AA+” from “AAA.” The effects of these or similar events in the future on the U.S. economy and securities markets or on energy companies cannot be predicted.
Exclusion of Adviser from Commodity Pool Operator Definition
An exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) has been claimed with respect to the Tortoise Energy Evolution Fund, and, therefore, the Adviser is not subject to CFTC registration or regulation as a CPO with respect to the Tortoise Energy Evolution Fund. In addition, the Adviser will rely upon an exemption from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.
Disclosure of Portfolio Holdings
A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the SAI.
Investment Management
Investment Adviser
The Funds have entered into an investment advisory agreement (the “Advisory Agreement”) with Tortoise Capital Advisors, L.L.C., a SEC registered investment adviser (the “Adviser”). The principal business address of the Adviser is 5100 W. 115th Place, Leawood, Kansas 66211. The telephone number for the Adviser is (913) 981-1020 and the Adviser’s website is www.tortoiseadvisors.com.
The Adviser specializes in investing in energy and other essential assets companies across the energy value chain, including infrastructure and MLPs. As of November 30, 2019, the Adviser managed investments of approximately $15.7 billion in the energy sector, including the assets of publicly traded closed-end funds, these open-end funds and other accounts.
Pursuant to the Advisory Agreement, the Adviser provides the Funds with investment research and advice and furnishes each Fund with an investment program consistent with that Fund’s investment objective and policies, subject to the supervision of the Board of Trustees. The Adviser determines which portfolio securities will be

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purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the securities transactions and reports to the Board of Trustees on the Funds’ investments and performance. The Adviser is solely responsible for making investment decisions on behalf of the Funds.  The Board of Trustees has sole responsibility for selecting, evaluating the performance of, and replacing as necessary, any of the service providers to the Funds, including the Adviser.
For its services, on a monthly basis, each Fund pays the Adviser a management fee that is calculated as a percentage of each Fund's average daily net assets at the following annual rates:

MLP & Pipeline Fund	0.85%
Energy Evolution Fund	0.85%
MLP & Energy Income Fund	1.00%
MLP & Energy Infrastructure Fund	0.75%
As a result of the Operating Expenses Limitation Agreement the Adviser has with the Funds, the following table shows the percentage rates the Adviser was effectively paid based upon each Fund’s average daily net assets for the fiscal year ended November 30, 2019.

MLP & Pipeline Fund	0.85%
Energy Evolution Fund	0.00%
MLP & Energy Income Fund	1.00%
MLP & Energy Infrastructure Fund	0.74%
A discussion regarding the basis of the Board’s approval of the Advisory Agreement, with respect to the MLP &
Pipeline Fund and Energy Evolution Fund, is available in the Funds’ semi-annual report to shareholders for the period ended May 31, 2018. A discussion regarding the basis of the Board of Trustees’ approval of the Advisory Agreement, with respect to the MLP & Energy Income Fund and MLP & Energy Infrastructure Fund is available in the Funds’ annual report to shareholders dated November 30, 2019.

Conflicts of interest may arise because the Adviser and its affiliates generally will be carrying on substantial investment activities for other clients in which the Funds will have no interest. The Adviser or its affiliates may have financial incentives to favor certain of such accounts over a Fund. Any of the Adviser’s proprietary accounts or other customer accounts may compete with a Fund for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from the advice given to, or securities recommended or bought or sold for the Funds, even though their investment objectives may be the same as, or similar to, those of the Funds.
Situations may occur in which a Fund could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Certain of the Adviser’s managed funds and accounts may invest in the equity securities of a particular company, while other funds and accounts managed by the Adviser may invest in the debt securities of the same company. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for a Fund or the other accounts, thereby limiting the size of a Fund’s position; (2) the difficulty of liquidating an investment for a Fund or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in direct placement securities under the 1940 Act. A Fund’s investment opportunities may be limited by affiliations of the Adviser or its affiliates with energy companies. Please see the “Statement of Additional Information”.
Fund Expenses. Each Fund is responsible for its own operating expenses. Pursuant to an Operating Expenses Limitation Agreement between the Adviser and the Trust, on behalf of the Funds, the Adviser has agreed to reimburse each Fund for its operating expenses, in order to ensure that each Fund’s Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions, acquired fund fees and expenses, expenses

55

incurred in connection with any merger or reorganization, or extraordinary expenses) do not exceed the percentage of the daily net assets of each Fund as set forth in the table below. The Operating Expenses Limitation Agreement will be in effect and cannot be terminated through at least March 31, 2021. Expenses reimbursed by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such reimbursement was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred and at the time of the recoupment.

MLP & Pipeline Fund	1.10%
Energy Evolution Fund	1.10%
MLP & Energy Income Fund	1.25%
MLP & Energy Infrastructure Fund	1.00%
Investment Sub-Adviser
The Adviser has engaged Tortoise Advisors UK Limited to serve as the Energy Evolution Fund’s Sub-Adviser. Pursuant to a sub-advisory agreement (the Sub-Advisory Agreement”), the Sub-Adviser and their portfolio managers identified below are responsible for the day-to-day management of the Energy Evolution Fund’s portfolio allocated to the Sub-Adviser by the Adviser, including the purchase, retention, and sale of securities, subject to the supervision of the Adviser.

The Sub-Adviser is located at 15 Buckingham Street Burdett House, London, WC2N 6DU United Kingdom. The Sub-Adviser is an SEC-registered investment adviser with assets over $474.4 million under management as of November 30, 2019.

The Adviser compensates the Sub-Adviser on a quarterly basis out of the advisory fee that the Adviser receives from the Fund. A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended November 30, 2019.

Portfolio Managers
Primary responsibility for the day-to-day management of the MLP & Pipeline Fund's portfolio is the joint responsibility of a team of portfolio managers consisting of Brian A. Kessens, James R. Mick, Matthew G.P. Sallee, Robert J. Thummel, Jr., Stephen Pang, and Nicholas S. Holmes. Primary responsibility for the day-to-day management of the Energy Evolution Fund's portfolio is the joint responsibility of a team of portfolio managers consisting of Jean-Hugues de Lamaze, Matthew Breidert, Maximilian Slee, Michel Sznajer, Brian A. Kessens, James R. Mick, Matthew G.P. Sallee, Robert J. Thummel, Jr., Stephen Pang, and Nicholas S. Holmes. Primary responsibility for the day-to-day management of the MLP & Energy Income and MLP & Energy Infrastructure Funds' portfolio is the joint responsibility of James J. Cunnane, Jr. and Quinn T. Kiley. The investment committee of the Adviser, comprised of certain of these portfolio managers and other employees of the Adviser, provides investment strategy oversight to the portfolio management team who implements the strategy.

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Brian A. Kessens, CFA, Managing Director and Senior Portfolio Manager
Mr. Kessens joined the Adviser in 2008. He has been a portfolio manager of the Adviser since July 2013, a Managing Director of the Adviser since January 2015, and a member of the Investment Committee since June 30, 2015. Mr. Kessens has served as president of the Tortoise Power and Energy Infrastructure Fund, Inc. and Tortoise Pipeline & Energy Fund, Inc. closed-end funds since June 2015. He was a senior investment analyst of the Adviser from June 2012 to July 2013, and an investment analyst from 2008 to June 2012. Previously, from 2004 to 2008, he was a vice president in Citigroup’s global energy investment banking practice. Prior to Citigroup, he served from 1997 to 2002 as a field artillery officer in the United States Army. Mr. Kessens earned a Master of Business Administration from Columbia Business School in New York and a Bachelor of Science in economics from the United States Military Academy at West Point. He earned his CFA designation in 2006.
James R. Mick, CFA, Managing Director and Senior Portfolio Manager
Mr. Mick joined the Adviser in 2006. He has been a portfolio manager of the Adviser since July 2013, a Managing Director of the Adviser since January 2014, and a member of the Investment Committee since June 30, 2015. He was a senior investment analyst of the Adviser from June 2012 to July 2013, an investment analyst from 2011 to June 2012, and a research analyst from 2006 to 2011. Previously, he was a senior finance specialist at General Electric Insurance Solutions (now Swiss Re) from 2003 to 2006 and a senior auditor at Ernst & Young LLP from 2000 to 2003. Mr. Mick earned Bachelor of Science degrees in business administration and accounting and a Master of Accounting and Information Systems degree from the University of Kansas. He earned his CFA designation in 2010.
Matthew G.P. Sallee, CFA, Managing Director and Senior Portfolio Manager
Mr. Sallee joined the Adviser in 2005. He has been a portfolio manager of the Adviser since July 2013, a Managing Director of the Adviser since January 2014, and a member of the Investment Committee since June 30, 2015. Mr. Sallee has served as president of the Tortoise Energy Infrastructure Corporation and Tortoise MLP Fund, Inc. closed-end funds since June 2015. He was a senior investment analyst of the Adviser from June 2012 to July 2013, an investment analyst from 2009 to June 2012, and a research analyst from 2005 to 2009. Previously, he served for five years (from 2000 to 2005) as a senior financial analyst with Aquila, Inc., where he was responsible for analysis of capital allocation at the firm’s communications infrastructure subsidiary, Everest Connections. Mr. Sallee graduated magna cum laude from the University of Missouri with a degree in business administration. He earned his CFA designation in 2009.
Robert J. Thummel, Jr., Managing Director and Senior Portfolio Manager
Mr. Thummel joined the Adviser in 2004. He has been a portfolio manager of the Adviser since July 2013, a Managing Director of the Adviser since January 2014, and a member of the Investment Committee since June 30, 2015. Mr. Thummel has served as president of the Tortoise Energy Independence Fund, Inc. closed-end fund since June 2015. He was a senior investment analyst of the Adviser from June 2012 to July 2013, and an investment analyst from 2004 to June 2012. Mr. Thummel was previously the president of Tortoise North American Energy Corporation from 2008 until the fund was merged into Tortoise Energy Infrastructure Corporation in June 2014. Previously, he was director of finance at KLT Inc., a subsidiary of Great Plains Energy, from 1998 to 2004 and a senior auditor at Ernst & Young LLP from 1995 to 1998. Mr. Thummel earned a Bachelor of Science in accounting from Kansas State University and a Master of Business Administration degree from the University of Kansas.
Stephen Pang, CFA, Managing Director and Portfolio Manager
Mr. Pang joined the Adviser in 2014. Mr. Pang has been a portfolio manager of the Adviser since January 2018 and a Managing Director of the Adviser since January 2019. He has served as a Vice President of the Tortoise Pipeline & Energy Fund, Inc. closed-end fund since May 2017. Mr. Pang was an investment analyst of the Adviser from January 2015 to January 2018 and was a research analyst from October 2014 to January 2015. Before joining the Adviser, he was a director in Credit Suisse's Equity Capital Markets Group. Prior to joining Credit Suisse in 2012, he spent eight years in Citigroup's Investment Banking Division where he focused on equity underwriting and corporate finance in the energy sector. Mr. Pang earned a Bachelor of Science in Business Administration from the University of Richmond. He earned his CFA designation in 2016.

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Nicholas S. Holmes, CFA, Managing Director and Portfolio Manager
Mr. Holmes joined the Adviser in 2010. Mr. Holmes has been a portfolio manager of the Adviser since January 2019 and a Managing Director of the Adviser since January 2020. He has served as vice president of Tortoise Energy Infrastructure Corporation and Tortoise Midstream Energy Fund, Inc., closed-end funds, since June 2015. Mr. Holmes was an investment analyst of the Adviser from January 2015 through December 2018, a research analyst of the Adviser from January 2012 through December 2014 and assistant research analyst from January 2010 through December 2011. Mr. Holmes earned his Bachelor of Arts degree in political science from Yale University and a Master of Business Administration from the University of Kansas.
Jean-Hugues de Lamaze, Managing Director and Senior Portfolio Manager
Mr.  de Lamaze joined Ecofin Limited (“Ecofin”), now Tortoise UK, in 2008. From 2016 through November 2018, he was a Partner and member of the Board at Ecofin. He is a Managing Director since January 2020 and senior portfolio manager for investment trust Ecofin Global Utilities & Infrastructure plc that launched in September 2016. Previously, he was senior portfolio manager for Ecofin Water & Power Opportunities plc. Prior to joining Ecofin, Mr. de Lamaze co-founded UV Capital LLP and served as chief investment officer. Previously, he oversaw the Goldman Sachs European Utilities research team and previously was a senior European analyst and head of French Research & Strategy at Credit Suisse First Boston. His professional career began at Enskilda Securities. Mr. de Lamaze is a CFAF certified analyst and a member of the French Financial Analysts Society SFAF. He completed the INSEAD International Executive Programme, graduated from the Paris based business school Institut Supérieur de Gestion and earned a LLB in Business Law from Paris II-Assas University. He was voted Top 10 Buy-Side Individual - All Sectors and Top 3 in the Utilities category in the 2018 Extel survey.

Matthew Breidert, Senior Portfolio Manager
Mr. Matthew Breidert joined Ecofin, now Tortoise UK, in 2006. He is a senior portfolio manager, overseeing sustainable, impact and ESG strategies, both long only and long/short. Prior to joining Ecofin, Mr. Breidert was an assistant portfolio manager at Millennium Partners, based in New York. Previously, he was an investment banker with SG Barr Devlin, a division of Société Générale, where he focused on mergers and acquisitions and financial advisory to global utilities and power companies. Prior to that, he worked at Cornerstone Energy Advisers and FT Energy/RDI in Boulder, Co., where he focused on energy and utility-focused economic policy. Mr. Breidert earned a Bachelor of Science degree from the University of Illinois-Urbana Champaign and a Master of Business Administration from Washington University in St. Louis.

Maximilian Slee, Portfolio Manager/Investment Analyst
Mr. Maximilian Slee joined Ecofin, now Tortoise UK, in 2010. He is a portfolio manager and investment analyst working on sustainable, impact and ESG strategies, both long only and long/short. Before joining Ecofin, Mr. Slee was a member of the clean energy team of the Clinton Foundation, a global non-profit organization founded by President Clinton, where he was involved in setting up and developing carbon capture & storage (CCS) projects around the world. Previously he was an investment banker at Lazard in London where he was a specialist in the energy sector, working on mergers and acquisitions. He earned a Bachelor of Arts degree from Brown University.

Michel Sznajer, CFA, Portfolio Manager/Investment Analyst
Mr. Sznajer joined Ecofin, now Tortoise UK, in 2016 and is a portfolio manager/analyst focused on sustainable products. Before joining Ecofin, he was a partner and portfolio manager at Silvaris Capital Management. Previously Mr. Sznaier was employed at Wellington Management Co. as an industrial/Infrastructure analyst and portfolio manager. Prior to this, he worked at Goldman Sachs and Indosuez W.I. CARR covering the telecom sectors in Asia. Mr. Sznajer started his career as a management consultant at Bain & Company, covering technology, media and telecom and financial sectors in Asia and Europe. He earned an MSc in business and engineering from Brussels University and is a CFA ®  charterholder.

James J. Cunnane Jr., CFA - Managing Director and Senior Portfolio Manager
Mr. Cunnane joined Advisory Research, now part of Tortoise, in 1996 and is a senior portfolio manager for the Tortoise MLP & Energy Income Fund and the Tortoise MLP & Energy Infrastructure fund, open-end mutual funds. Additionally, he serves as portfolio manager for three closed-end mutual funds: Fiduciary/Claymore MLP

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Opportunity Fund, the Nuveen Energy MLP Total Return Fund and the Nuveen All Cap Energy MLP Opportunities Fund. Mr. Cunnane has more than 25 years of investment management experience managing portfolios for institutions and individuals. He has extensive experience managing midstream energy, core equity, and balanced mandates. He graduated from Indiana University with a Bachelor of Science degree in finance and is a CFA® charterholder. Mr. Cunnane serves as an independent trustee to several institutional investment plans including Mercy Health and the Archdiocese of St. Louis.

Quinn T. Kiley - Managing Director and Senior Portfolio Manager
Mr. Kiley joined Advisory Research, now part of Tortoise, in 2005 and is a senior portfolio manager for the Tortoise MLP & Energy Income Fund and the Tortoise MLP & Energy Infrastructure fund, open-end mutual funds. Additionally, he serves as portfolio manager for three closed-end mutual funds: Fiduciary/Claymore MLP Opportunity Fund, the Nuveen Energy MLP Total Return Fund and the Nuveen All Cap Energy MLP Opportunities Funds. He previously served as vice president of Corporate & Investment Banking at Banc of America Securities in New York and was responsible for executing strategic advisory and financing transactions for clients in the energy & power sectors. Mr. Kiley graduated from Washington & Lee University with a Bachelor of Science degree with honors in geology and also earned a Master of Science degree in geology from the University of Montana, and a Master of Business Administration degree from the Kelley School of Business at Indiana University. Additionally, he earned a Juris Doctorate from Indiana University School of Law and was admitted to the bar in New York.

The Investment Committee oversees all portfolio management activities and establishes each Fund’s strategy. The portfolio management team is responsible for implementing the strategy of the Funds determined by the Investment Committee. While responsibility for monitoring, review, and analysis of individual securities is spread among various individual members of the portfolio management team, all portfolio management decisions and reviews are based on a team approach.
The SAI provides additional information about the portfolio managers’ compensation, other accounts that they manage, and their ownership of securities in the Funds.
Shareholder Information
Pricing of Shares
The price of each class of a Fund’s shares is based on its NAV. The NAV of each class of shares is calculated by dividing the total assets of each class, less the liabilities of each class, by the number of shares outstanding of each class. A Fund’s NAVs are calculated at the close of regular trading of the NYSE, which is generally 4:00 p.m., Eastern Time. The NAVs will not be calculated nor may investors purchase or redeem Fund shares on days that the NYSE is closed for trading, even though certain Fund securities (i.e., foreign or debt securities) may trade on days the NYSE is closed, and such trading may materially affect the NAV of each class of a Fund’s shares.
Each Fund’s assets are generally valued at their market price using valuations provided by independent pricing services. When market quotations are not readily available, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced. The Board of Trustees will regularly evaluate whether the Trust’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of each Fund and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.
When fair value pricing is employed, security prices that each Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale. Therefore, if a shareholder purchases or redeems Fund shares when a Fund holds securities

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priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.
Certain foreign securities may be valued at intraday market values in such foreign markets. Additionally, in the case of foreign securities, the occurrence of certain events (such as a significant surge or decline in the U.S. or other markets) after the close of foreign markets, but prior to the time each Fund’s NAV is calculated will often result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the affected Fund or Funds will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair value pricing can reduce an investor’s ability to profit by estimating each affected Fund’s NAV in advance of the time the NAV is calculated. In addition, a Fund’s investments in smaller or medium capitalization companies and certain debt securities are more likely to require a fair value determination because they may be more thinly traded and less liquid than securities of larger companies. It is anticipated that the Funds’ portfolio holdings will be fair valued only if market quotations for those holdings are unavailable or considered unreliable.
Buying Shares
Shares of a Fund are purchased at the next NAV per share calculated plus any applicable sales charge after your purchase order is received in good order by a Fund (as defined below). Shares may be purchased directly from the Funds or through a financial intermediary, including but not limited to, certain brokers, financial planners, financial advisors, banks, insurance companies, retirement, benefit and pension plans or certain packaged investment products. Institutional Class shares may also be available on certain brokerage platforms. An investor transacting in Institutional Class shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.
Shares of the Funds have not been registered and are not offered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses or in certain other circumstances where the Chief Compliance Officer and Anti-Money Laundering Officer for the Trust conclude that such sale is appropriate and is not in contravention of United States law.
A service fee, currently $25, as well as any loss sustained by the Funds, will be deducted from a shareholder’s account for any purchases that do not clear. The Funds and U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent (the “Transfer Agent”), will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order.
Minimum Investments
The minimum initial investment amount is $2,500 for the A Class, $1,000,000 for the Institutional Class of the MLP & Pipeline, Energy Evolution and MLP & Energy Income Funds, $5,000,000 for the Institutional Class of the MLP & Energy Infrastructure Fund, $2,500 for the C Class, and $2,500 for the T Class. The minimum subsequent investment amount is $100 for all classes. Each Fund reserves the right to waive the minimum initial or subsequent investment amounts at its discretion. Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments.
Purchases through Financial Intermediaries
For share purchases through a financial intermediary, you must follow the procedures established by your financial intermediary. Your financial intermediary is responsible for sending your purchase order and payment to the Transfer Agent. Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales from the Funds. Your financial intermediary may charge for the services that it provides to you in connection with processing your transaction order or maintaining an account with them.
If you place an order for a Fund’s shares through a financial intermediary that is authorized by the Fund to receive purchase and redemption orders on its behalf (an “Authorized Intermediary”), your order will be processed at the applicable price next calculated after receipt by the Authorized Intermediary, consistent with applicable laws and regulations. Authorized Intermediaries are authorized to designate other Authorized Intermediaries to receive purchase and redemption orders on the Fund’s behalf.

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If your financial intermediary is not an Authorized Intermediary, your order will be processed at the applicable price next calculated after the Transfer Agent receives your order from your financial intermediary. Your financial intermediary must agree to send immediately available funds to the Transfer Agent in the amount of the purchase price in accordance with the Transfer Agent’s procedures. If payment is not received in a timely manner, the Transfer Agent may rescind the transaction and your financial intermediary will be held liable for any resulting fees or losses. Financial intermediaries that are not Authorized Intermediaries may set cut-off times for the receipt of orders that are earlier than the cut-off times established by the Fund.
For more information about your financial intermediary’s rules and procedures, and whether your financial intermediary is an Authorized Intermediary, you should contact your financial intermediary directly.
Purchase Requests Must be Received in Good Order
Your share price will be based on the next NAV per share, plus any applicable sales charge, calculated after the Transfer Agent or an Authorized Intermediary receives your purchase request in good order. “Good order” means that your purchase request includes:

•	The name of the Fund(s);

•	The class of shares to be purchased;

•	The dollar amount of shares to be purchased;

•	Your Account Application or Invest By Mail form that is attached to your confirmation statement; and

•	A check payable to the name of each Fund or a wire transfer received by each Fund.
An Account Application to purchase Fund shares is subject to acceptance by the Fund and is not binding until so accepted. Each Fund reserves the right to reject any Account Application or to reject any purchase order if, in its discretion, it is in the Funds’ best interest to do so. For example, a purchase order may be refused if it appears so large that it would disrupt the management of a Fund. Purchases may also be rejected from persons believed to be “market-timers,” as described under “Short Term Trading Policy,” below. Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation. Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened.
Upon acceptance by a Fund, all purchase requests received in good order before the close of the NYSE (generally 4:00 p.m., Eastern Time) will be processed at the applicable price next calculated after receipt. Purchase requests received after the close of the NYSE will be processed on the following business day and receive the next business day’s applicable price per share.
Purchase by Mail. To purchase Fund shares by mail, simply complete and sign the Account Application or investment stub and mail it, along with a check made payable to the Fund:

Regular Mail	Overnight or Express Mail

Name of the Fund(s)	Name of the Fund(s)

c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services

P.O. Box 701	615 East Michigan Street, 3rd Floor

Milwaukee, WI 53201-0701	Milwaukee, WI 53202
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC’s post office box, of purchase or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase or redemption requests is determined at the time the order is received at the Transfer Agent’s offices. All purchase checks must be in U.S. dollars drawn on a domestic financial institution. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment.

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Purchase by Wire. If you are making your first investment in a Fund, the Transfer Agent must have a completed Account Application before you wire the funds. You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account has been established, you may instruct your bank to send the wire. Prior to sending the wire, please call the Transfer Agent at 855-TCA-FUND (855-822-3863) to advise them of the wire and to ensure proper credit upon receipt. Your bank must include the name of the Fund(s), the class of shares, your name and your account number so that your wire can be correctly applied. Your bank should transmit immediately available funds by wire to:

Wire to:	U.S. Bank, N.A.

ABA Number:	075000022

Credit:	U.S. Bancorp Fund Services, LLC

Account:	112-952-137

Further Credit:	Name of the Fund(s)
[Class of shares to be purchased]
[Shareholder Name/Account Registration)]
[Shareholder Account Number]
Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m., Eastern Time) to be eligible for same day pricing. The Funds and U.S. Bank, N.A., the Funds’ custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
Investing by Telephone. You may not make initial purchases of Fund shares by telephone. If you accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with the Fund and your account has been open for at least 7 business days, you may purchase additional shares by telephoning the Fund toll free at 855-TCA-FUND (855-822-3863). This option allows investors to move money from their bank account to their Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. The minimum telephone purchase amount is $100. If your order is received prior to the close of the NYSE (generally 4:00 p.m., Eastern Time), shares will be purchased in your account at the applicable price determined on the day your order is placed. Shareholders may encounter higher than usual call waiting times during periods of high market activity. Please allow sufficient time to place your telephone transaction. The Funds are not responsible for delays due to communications or transmission outages or failure. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time).
Subsequent Investments. Subject to the minimum investment amounts described above, you may add to your account at any time by purchasing shares by mail, telephone or wire. You must call to notify the Funds at 855-TCA-FUND (855-822-3863) before wiring. An Invest by Mail form, which is attached to your confirmation statement, should accompany any investments made through the mail. All subsequent purchase requests must include the Fund name and your shareholder account number. If you do not have the Invest by Mail form from your confirmation statement, include your name, address, Fund name and account number on a separate piece of paper.
Automatic Investment Plan. For your convenience, each Fund offers an Automatic Investment Plan (“AIP”). Under the AIP, after your initial investment, you may authorize the Fund to withdraw any amount of at least $100 that you wish to invest in the Fund, on a monthly or quarterly basis, from your personal checking or savings account. In order to participate in the AIP, your bank must be a member of the ACH network. If you wish to enroll in the AIP, the appropriate section in the Account Application must be completed. A Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the next scheduled investment. A fee will be charged if your bank does not honor the AIP draft for any reason.
Anti-Money Laundering Program. The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with these laws and regulations, the Account Application asks for, among other things, the

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following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•	Full name;

•	Date of birth (individuals only);

•	Social Security or taxpayer identification number; and

•	Permanent street address (a P.O. Box number alone is not acceptable).
In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify certain information on your account application as part of the Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P. O. Box will not be accepted. The Funds reserve the right to request additional clarifying information and may close your account if such clarifying information is not received by the Funds within a reasonable time of the request or if the Funds cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your application, please contact the Transfer Agent at 855-TCA-FUND (855-822-3863).
Cancellations and Modifications. The Funds will not accept a request to cancel or modify a written transaction once processing has begun. Please exercise care when placing a transaction request.
Redeeming Shares
In general, orders to sell or “redeem” shares may be placed directly with the Funds or through a financial intermediary. You may redeem all or part of your investment in a Fund’s shares on any business day that a Fund calculates its NAV.
However, if you originally purchased your shares through a financial intermediary, your redemption order must be placed with the same financial intermediary in accordance with their established procedures. Your financial intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds. Your financial intermediary may charge for the services that they provide to you in connection with processing your transaction order or maintaining an account with them.
Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.
Shares held in IRA or other retirement plan accounts may be redeemed by telephone at 1-855-TCA-FUND (855-822-3863). Investors will be asked whether or not to withhold taxes from any distribution.
Payment of Redemption Proceeds. You may redeem your Fund shares at the NAV per share next determined after the Transfer Agent or an Authorized Intermediary receives your redemption request in good order. Your redemption request cannot be processed on days the NYSE is closed. All requests received by a Fund in good order after the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern Time) will generally be processed on the next business day. Under normal circumstances, the Funds expect to meet redemption requests through the sale of investments held in cash or cash equivalents. In situations in which investment holdings in cash or cash equivalents are not sufficient to meet redemption requests, the Funds will typically borrow money through the Funds’ bank line-of-credit. The Funds may also choose to sell portfolio assets for the purpose of meeting such requests. The Funds further reserve the right to distribute “in-kind” securities from the Funds’ portfolio in lieu (in whole or in part) of cash under certain circumstances, including under stressed market conditions. Redemptions-in-kind are discussed in greater detail below.
A redemption request will be deemed in “good order” if it includes:

•	The shareholder’s name;

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•	The name of the Fund;

•	The class of shares to be redeemed;

•	The account number;

•	The share or dollar amount to be redeemed; and

•	Signatures by all shareholders on the account and signature guarantee(s), if applicable.
Additional documents are required for certain types of redemptions, such as redemptions from accounts held by credit unions, corporations, limited liability companies, or partnerships, or from accounts with executors, trustees, administrators or guardians. Please contact the Transfer Agent to confirm the requirements applicable to your specific redemption request. Redemption requests that do not have the required documentation will be rejected.
While redemption proceeds may be paid by check sent to the address of record, the Funds are not responsible for interest lost on such amounts due to lost or misdirected mail. Redemption proceeds may be wired to your pre-established bank account or proceeds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established for your account. The Funds typically send the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or automated clearing house (ACH) transfer. Wires are subject to a $15 fee. There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three days after redemption. Except as set forth below, proceeds will be paid within seven calendar days after a Fund receives your redemption request.
Please note that if the Transfer Agent has not yet collected payment for the shares you are redeeming, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds. Specifically, a Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of its securities is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may, by order, permit for the protection of shareholders. Your ability to redeem shares by telephone will be restricted for 15 calendar days after you change your address. You may change your address at any time by telephone or written request, addressed to the Transfer Agent. Confirmations of an address change will be sent to both your old and new address.
Signature Guarantee. Redemption proceeds will be sent to the address of record. The Transfer Agent may require a signature guarantee for certain requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions. Signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”), but not from a notary public. A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required of each owner in the following situations:

•	If ownership is being changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days; and

•	For all redemptions in excess of $100,000 from any shareholder account where the proceeds are requested to be sent by check.
Non-financial transactions, including establishing or modifying the ability to purchase and redeem Fund shares by telephone and certain other services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

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In addition to the situations described above, each Fund and/or the Transfer Agent reserve(s) the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.
Redemption by Mail. You may execute most redemptions by furnishing an unconditional written request to the Funds to redeem your shares at the next calculated NAV per share upon receipt by the Funds of such request. Written redemption requests should be sent to the Transfer Agent at:

Regular Mail	Overnight or Express Mail

Name of the Fund(s)	Name of the Fund(s)

c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services

P.O. Box 701	615 East Michigan Street, 3rd Floor

Milwaukee, WI 53201-0701	Milwaukee, WI 53202
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC’s post office box, of purchase or redemption requests does not constitute receipt by the Transfer Agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices
Wire Redemption. Redemption proceeds may be sent via wire transfer. However, the Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades.
Telephone Redemption. If you have accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with the Funds, you may redeem shares, in amounts of $100,000 or less, by instructing the Funds by telephone at 855-TCA-FUND (855-822-3863). Investors in an IRA or other retirement plan will be asked whether or not to withhold federal income tax.
In order to qualify for, or to change, telephone redemption privileges on an existing account, a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source may be required of all shareholders in order to qualify for, or to change, telephone redemption privileges on an existing account. Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 15 days before the redemption request. Shareholders may encounter higher than usual call waiting times during periods of high market activity. Please allow sufficient time to place your telephone transaction. The Funds are not responsible for delays due to communication or transmission outages or failures.
Note: Neither the Funds nor any of their service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the Funds will use reasonable procedures, such as requesting that you correctly state:

•	Your Fund account number;

•	The name in which your account is registered; or

•	The Social Security or taxpayer identification number under which the account is registered.
If an account has more than one owner or authorized person, a Fund will accept telephone instructions from any one owner or authorized person.
Systematic Withdrawal Program. Each Fund offers a systematic withdrawal plan (“SWP”) whereby shareholders or their representatives may request a redemption in a specific dollar amount of at least $100 be sent to them each month, calendar quarter or annually. Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network. To start this program, your account must have Fund shares with a value of at least $10,000. This program may be terminated or modified by a Fund at any time. Any request to change or terminate your SWP should be communicated in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal. A withdrawal under the SWP involves redemption of Fund shares, and may result in a gain or loss for federal income tax purposes. In addition, if the

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amount requested to be withdrawn exceeds the rate of growth of assets in your account, including any dividends credited to your account, the account will ultimately be depleted. To establish the SWP, shareholders must complete the SWP section of the Account Application, or contact the Fund for instructions. Please call 855-TCA-FUND (855-822-3863) for additional information regarding the SWP.
The Funds’ Right to Redeem an Account. Each Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $2,500, other than as a result of a decline in the NAV of the Fund. Each Fund will provide a shareholder with written notice 30 days prior to redeeming the shareholder’s account.
Redemption-in-Kind. The Funds generally pay redemption proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund’s remaining shareholders), the Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind).
Specifically, if the amount you are redeeming from a Fund during any 90-day period is in excess of the lesser of $250,000 or 1% of the Fund’s net assets, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds this threshold in securities instead of cash. If a Fund pays your redemption proceeds by a distribution of securities, you may incur a taxable capital gain or loss as a result of the distribution. In addition, you may incur brokerage commissions or other charges in converting the securities to cash, and you will bear any market risks associated with such securities until they are converted into cash. A Fund potentially could distribute MLP interests. The tax reporting of MLP investments may be more complicated than the income tax reporting for stock and debt investments in that you would receive a K-1, the income or loss would be subject to the passive activity loss limitation provisions in the case of an individual or other non-corporate owners, and you may be subject to state income tax filings and unrelated business income tax.
Cancellations and Modifications. The Funds will not accept a request to cancel or modify a written transaction once processing has begun. Please exercise care when placing a transaction request.
Exchanging Shares
You may exchange all or a portion of your investment from the Funds to the other funds in the Trust that the Adviser, or an affiliate of the Adviser, manages within the same class provided those funds are accepting purchases. The Funds available for exchange may not be available for purchase in your state. Be sure to confirm with the Transfer Agent that the Fund into which you wish to exchange is available for purchase in your state. Any new account established through an exchange will be subject to the minimum investment requirements described above under “Buying Shares,” unless the account qualifies for a waiver of the initial investment requirement. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange is considered to be a redemption of shares for federal income tax purposes on which you may realize a taxable capital gain or loss. The exchange privilege is not available for T Class shares.
You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number). There is currently no limit on exchanges, but the Funds reserve the right to limit exchanges (See “Short Term Trading Policy”).
Exchanges By Mail. To exchange Fund shares by mail, simply complete a written request and mail it to the Fund:

Regular Mail	Overnight or Express Mail

Name of the Fund	Name of the Fund

c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services

P.O. Box 701	615 East Michigan Street, 3rd Floor

Milwaukee, WI 53201-0701	Milwaukee, WI 53202
The written request must contain the following information:

•	Your account number;

•	The name of the Fund(s) and Share Class(es) you are exchanging;

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•	The dollar amount or number of shares you want to sell (and exchange); and

•
A completed Account Application for the other funds in the Trust that the Adviser manages into which you want to exchange if you desire different account privileges than those currently associated with your Fund account.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
Exchanges by Telephone. If you accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with the Funds, you may exchange your Fund shares by telephone at 855-TCA-FUND (855-822-3863). Shareholders may encounter higher than usual call waiting times during periods of high market activity. Please allow sufficient time to place your telephone transaction. The Funds are not responsible for delays due to communications or transmission outages or failure.
Note: Neither the Funds nor any of their service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the Funds will use reasonable procedures, such as requesting that you correctly state:

•	Your Fund account number(s);

•	The name in which your account is registered; or

•	The social security or taxpayer identification number under which the account is registered.
Class Descriptions
The Tortoise MLP & Pipeline Fund and Tortoise Energy Evolution Fund offer four different share classes — A Class, Institutional Class, C Class, and T Class. T Class shares are not currently available for purchase. The Tortoise MLP & Energy Income Fund offers three different share classes - A Class, Institutional Class, and C Class. The Tortoise MLP & Energy Infrastructure Fund offers one share class - Institutional Class. Sales charges and fees vary considerably between the Funds’ classes. All of the Funds’ share classes are available direct through the Funds’ Transfer Agent and certain share classes may be available through select financial intermediaries. You should carefully consider the differences in the fee and sales charge structures as well as the length of time you wish to invest in a Fund before choosing which class to purchase. Please review the “Fees and Expenses of the Fund” section of this prospectus and the information below before investing. Consult with your financial intermediary to help you determine which class is most appropriate for you, subject to platform availability.
The following table lists the key features of each of the Funds’ share classes.

	A Class	Institutional Class	C Class	T Class
Minimum Initial Investment	$2,500	$1,000,000; $5,000,000 for the Tortoise MLP & Energy Infrastructure Fund	$2,500	$2,500
Subsequent Minimum Investment	$100	$100; $500 for the Tortoise MLP & Energy Infrastructure Fund; $100,000 for the Tortoise MLP & Energy Income Fund	$100	$100

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	A Class	Institutional Class	C Class	T Class
Waiver/Reduction of Investment Minimums	At the Funds’ discretion
Although not limited to the list below, the Funds may waive or reduce the initial or subsequent minimum investment amounts in any of following circumstances:
•    Certain retirement, defined benefit and pension plans;
•    Bank or trust companies investing for their own accounts or acting in a fiduciary or similar capacity;
•    Institutional clients of the Adviser;
•    Trustees and Officers of the Trust; and
•    Employee retirement plans sponsored by, affiliates of, or employees (including their immediate families) of, the Adviser or its affiliates.
			At the Funds’ discretion	At the Funds’ discretion
Initial Sales Charge
5.50% or less, with lower sales charges available for larger investments in a Fund. Additionally, A Class shares may be purchased at NAV by certain investors. See “A Class – Elimination of Initial Sales Load” below for additional information.
		None	None
2.50% or less, with lower sales charges available for larger investments in a Fund. Additionally, T Class shares may be purchased at NAV by certain investors. See “T Class – Sales Charge Waivers” below for additional information.

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	A Class	Institutional Class	C Class	T Class
Contingent Deferred Sales Charge
No sales charge is payable at the time of purchase on investments of $1 million or more, although the Funds may impose a CDSC of 1.00% on certain redemptions of those investments made within 12 months of the purchase (18 months in the case of the MLP & Energy Income Fund). If imposed, the CDSC applies to redemptions made within 12 months (18 months for the MLP & Energy Income Fund) of purchase and will be assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption.

None
No sales charge is payable at the time of purchase, although the Funds impose a CDSC of 1.00% on redemptions of those investments made within 12 months of the purchase. The CDSC applies to redemptions made within 12 months of purchase and will be assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption.
None
Ongoing Distribution/ Shareholder Service Fees	Rule 12b-1 fee of 0.25%	None	Rule 12b-1 fee of 1.00%	Rule 12b-1 fee of 0.25%
Annual Expenses	Higher than Institutional Class, lower than C Class, equal to T Class.	Lower than A Class, C Class and T Class.	Higher than A Class, Institutional Class and T Class.	Higher than Institutional Class, lower than C Class, equal to A Class.
Additionally, you may be able to convert your shares to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met. For shares held directly with the Transfer Agent, any shares that did not pay a sales load may be converted to Institutional Class shares of the same Fund, upon request to the Transfer Agent and provided you meet the requirements for investing in Institutional Class shares. For financial intermediaries, this conversion feature is intended for shares held through a fee-based or wrap fee program and applies only where there is an agreement in place between the financial intermediary and the Advisor and/or the Distributor or their affiliates specifically for this purpose; in such instances, your shares may be converted under certain circumstances. Generally, C Class shares are not eligible for conversion until the applicable CDSC period has expired. Shareholders who hold Institutional Class shares of a Fund through a fee-based program, but who subsequently become ineligible to participate in the program or withdraw from the program, may not purchase additional Institutional Class shares (except through dividend reinvestments) unless they otherwise meet the eligibility requirements of the share class. Also shareholders no longer participating in a fee-based program may be subject to conversion of their Institutional Class shares by their financial intermediary to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Institutional Class shares. Please contact your financial intermediary or the Transfer Agent for additional information. Not all share classes are available through all intermediaries.

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If your shares of a Fund are converted to a different share class of the same Fund, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s NAVs. Your total value of the initially held shares, however, will equal the total value of the converted shares. Please contact your financial intermediary regarding the tax consequences of any conversion.
A Class
Sales Charges. Your purchase of A Class shares may be subject to a front-end sales charge (“sales load”) or in certain circumstances a CDSC. If applicable, a sales load will be charged on purchases of less than $1 million of A Class shares. The table below shows the percentage sales load that you will pay on purchases of A Class shares, which decreases as the amount of your current purchase reaches certain breakpoints. Sales load amounts are based on a percentage of the public offering price of your purchase. Because the sales load reduces the NAV of your resulting investment, the sales load expressed as a percentage of NAV is higher. You may be eligible under certain circumstances to aggregate existing and future investments in the Funds with your current purchase in order to achieve a more favorable sales load on your current purchase (see “Reduced Sales Load” below). No sales load is imposed on the reinvestment of distributions. A Class shares may be available for purchase by clients of certain financial intermediaries without the application of a front-end sales load as described in Appendix A to this Prospectus.

	Sales Load as % of:
Amount of Investment	Public Offering Price	Net Asset Value(1)	Dealer Reallowance %
$0 but less than $50,000	5.50%	5.82%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1 million	2.00%	2.04%	1.50%
$1 million(2)	0.00%	0.00%	0.00%

(1)	Percentages may vary slightly for particular investors as a result of rounding.

(2)
No sales load is payable at the time of purchase on investments of A Class shares of $1 million or more, although for such investments the Funds may impose a CDSC of 1.00% on certain redemptions. If imposed, the CDSC applies to redemptions made within 12 months of purchase (18 months for the MLP & Energy Income Fund) and will be assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption. Accordingly, no sales load is imposed on increases in NAV above the initial purchase price.

The commission or underwriter concessions paid to the Fund’s distributor (the “Distributor”) is the sales load less the dealer reallowance paid to certain financial intermediaries purchasing shares. In addition, the Distributor will receive all sales loads on accounts without a dealer of record and may, at its discretion, offset the compensation owed to the Distributor for its services with the sales load or underwriter concessions it receives. The Distributor may, at its discretion, reimburse the Adviser, the Adviser’s affiliates, or other dealers for distribution-related expenses they incur from the sales loads and underwriter concessions. The Distributor may pay broker-dealers up to 1.00% on investments made in the A Class with no sales load. This up-front sales commission is solely financed by the Adviser and not by investors or the Funds.
Reduced Sales Load. You may qualify for a reduced sales load on purchases of A Class shares under rights of accumulation (“ROA”) or a letter of intent (“LOI”).  To receive a sales load reduction, you must, at the time of purchase, inform your financial intermediary or the Transfer Agent (for purchases made directly from the Funds) that you believe you qualify for a reduced sales load. You will also need to provide your financial intermediary or the Transfer Agent with the information necessary to verify your eligibility for a reduced sales load. Failure to provide such notification may result in you not receiving the sales load reduction to which you are otherwise entitled.
ROA.  Upon your request, your financial intermediary or the Transfer Agent will determine the applicable reduced sales load under ROA by combining the value of your current A Class purchase with the collective value of the A Class and C Class shares of the Funds (as of each Fund’s current day public offering price) that were purchased previously for accounts (1) in your name, (2) in the name of your spouse, (3) in the name of you and your spouse,

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(4) in the name of your minor child under the age of 21, and (5) sharing the same mailing address (“Accounts”). You must, at the time of purchase, provide your financial intermediary or the Transfer Agent with your account number(s) and, if applicable, the account numbers for your spouse, children (provide the children’s ages), or other household members. Certain financial intermediaries may permit aggregation of all Fund holdings regardless of share class for purposes of calculating sales load reductions under ROA as described in Appendix A.
The Funds may amend or terminate this right of accumulation at any time.
LOI.   You may also enter into an LOI, which expresses your intent to invest $50,000 or more in the Funds’ A Class within the next thirteen months.  Under an LOI, your individual purchases will be assessed the sales load applicable to the amount you intend to invest over a thirteen month period.  Any shares purchased within 90 days prior to the date you sign the LOI may be used as credit toward your commitment, but the reduced sales load will only apply to new purchases made on or after the date you sign your LOI.  Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI.  Shares equal to 5.50% of the amount of the LOI will be held in escrow during the thirteen-month period.  If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales load and the sales load applicable to the individual purchases had the LOI not been in effect.  This amount will be obtained from redemption of the escrow shares.  Any remaining escrow shares will be released to you.
If you establish an LOI, you can aggregate your accounts as well as the accounts of your immediate family members.  You will need to submit to your financial intermediary or the Transfer Agent from which you established your LOI (1) written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI and (2) all subsequent purchases.
Elimination of Initial Sales Load. Certain investors are eligible to purchase or redeem A Class shares without a sales load. You must notify your financial intermediary or the Transfer Agent from which you make your purchase of your eligibility. Failure to provide such notification may result in you paying a sales load. No sales load is assessed on purchases or redemptions made for investment purposes by:

•
A qualified retirement plan under Section 401(a) of the Code or a plan operating consistent with Section 403(b) of the Code, or certain qualified plans offered through a recordkeeping platform (financial intermediaries need to have an agreement in place with respect to such purchases with the Distributor or its affiliates in order for its clients to qualify);

•
Any bank, trust company, savings institution, registered investment adviser, financial planner or securities dealer on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee (financial intermediaries need to have an agreement in place with respect to such purchases with the Distributor or its affiliates in order for its clients to qualify);

•	The Adviser and its affiliates;

•
Shareholders buying through select platforms and fund supermarkets where the broker/dealers, that have an agreement in place with respect to such purchases with the Distributor or its affiliates, customarily sell mutual funds without sales charges (check with your broker/dealer for availability and transaction charges and other fees that may be charged by the broker/dealer sponsoring the fund supermarket);

•
Purchases of C Class (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to A Class shares of the same fund pursuant to an agreement with a financial intermediary;

•
Financial intermediaries who have an agreement in place with respect to such purchases with the Distributor or its affiliates to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers; and

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•
Reinvestment of all or part of the proceeds of redemption of your A Class shares into the same Fund and account from which it had been redeemed, if the reinvestment is made within 60 calendar days of the receipt of your redemption request.

Fund shares so purchased may not be resold except to the Funds. Sales load information is not separately posted on the Adviser’s website (www.tortoiseadvisors.com) because a copy of this Prospectus containing such information is already available for review, free of charge, on the website.
Purchases of $1 Million or More. No sales load is payable at the time of purchase on investments of $1 million or more of a Fund’s A Class, although the Distributor may pay broker-dealers 1.00% on investments with no initial sales load. Accordingly, each Fund may impose a CDSC of 1.00% on certain redemptions of those investments made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption. No CDSC is imposed on increases in NAV above the initial purchase price or Fund shares acquired as reinvested Fund distributions. The CDSC will be waived in the event of the last surviving account holder’s death, provided the financial intermediary or the Transfer Agent through which the account is held is notified.
Rule 12b-1 Distribution Fees and Shareholder Service Plan Fees. The Trust has adopted a Rule 12b-1 plan under which the Funds are authorized to pay to the Distributor or such other entities as approved by the Board of Trustees, as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee of up to 0.25% of the average daily net assets of the A Class. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser or its affiliates, for any distribution service or activity designed to retain Fund shareholders. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
C Class
Contingent Deferred Sales Charge. No sales load is payable by a shareholder at the time of purchase, although the Distributor advances broker-dealers the first year distribution and services fee at a rate of 1.00% on investments in a Fund’s C Class. This advancement is solely financed by the Adviser’s affiliated broker dealer and not by investors or that Fund. As a result, each Fund imposes a CDSC of 1.00% on redemptions of investments made within 12 months of purchase. The financing party receives the CDSC from the Distributor as reimbursement for the up-front sales commission that has been financed. The CDSC is assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption. No CDSC is imposed on increases in NAV above the initial purchase price or Fund shares acquired as reinvested Fund distributions. The CDSC will be waived in the event of the last surviving account holder’s death, provided the financial intermediary or the Transfer Agent through which the account is held is notified.
Each Fund uses the first-in, first-out (“FIFO”) method to determine the 12 month holding period. Under this method, if a shareholder bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether a CDSC applies. The CDSC will be applied on redemptions of each investment made by a shareholder that does not remain in a Fund for at least 12 months from the date of purchase. The CDSC does not apply to Fund shares acquired through reinvested distributions (net investment income and capital gains).
Sales Charge Waivers. C Class Shares may be available for purchase by clients of certain financial intermediaries without the application of a CDSC as described in Appendix A to this Prospectus.
Rule 12b-1 Distribution Fees and Shareholder Service Plan Fees. The Trust has adopted a Rule 12b-1 plan under which the Funds are authorized to pay to the Distributor or such other entities as approved by the Board of Trustees, as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee of up to 1.00% of the average daily net assets of the C Class. 0.25% of the fee may be paid for the provision of shareholder services and the remaining amount will be used for distribution expenses. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser’s affiliated broker dealer, for any distribution service or activity designed to retain Fund shareholders. The party financing the first year

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advancement receives the Rule 12b-1 distribution fees from the Distributor for 12 months after a shareholder’s investment in a Fund as reimbursement for the amount that has been financed. After the first 12 months, broker-dealers will receive ongoing 12b-1 fees associated with their clients’ investments. Because these fees are paid out of the Fund's assets at the time of purchase and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Conversion to A Class Shares. Unless converted earlier pursuant to an agreement with a financial intermediary, C Class shares will automatically convert to A Class shares 10 years from the date of purchase.
Institutional Class
The Institutional Class is generally limited to institutional investors and/or certain other designated individuals or programs, including the following:

•
Financial intermediaries that have an agreement in place with respect to such purchases with the Distributor or its affiliates, who charge clients an ongoing fee for advisory, investment, consulting or similar services;

•
Financial intermediaries that have an agreement in place with respect to such purchases with the Distributor or its affiliates, who charge their clients transaction fees with respect to their investments in the Funds;

•	Financial intermediaries with clients of a registered investment adviser (“RIA”) purchasing Fund shares in fee based advisory accounts, through certain broker-dealers utilizing omnibus accounts;

•	Individuals and institutional investors such as defined benefit plans, foundations or endowments, that meet the minimum initial investment set by the Fund;

•	Institutions and individuals that use trust departments or family/multi-family offices that exercise investment discretion;

•
Certain retirement and benefit plans, including pension plans and employer sponsored retirement plans established under Section 403(b) or Section 457 of the Internal Revenue Code, or qualified under Section 401, of the Internal Revenue Code;

•	Certain qualified plans under Section 529 of the Internal Revenue Code, as amended;

•	Certain insurance related products that have an agreement in place with respect to such purchases with the Distributor or its affiliates;

•	Certain advisory accounts of the Adviser or its affiliates;

•
Trustees and officers of the Trust; directors, officers and employees of the Adviser and its affiliates (including the spouse, life partner, or minor children under 21 of any such person); any trust or individual retirement account or self-employed retirement plan for the benefit of any such person; or the estate of any such person; and

•	Employee retirement plans sponsored by, affiliates of, or employees (including their immediate families) of, the Adviser or its affiliates.
At the time you purchase shares of a Fund, you must inform your financial intermediary or the Transfer Agent of your qualifications to invest in Institutional Class shares. Institutional Class shares may also be offered through financial intermediaries that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Funds. An investor transactions in Institutional Class shares through a broker acting as an agent may be required to pay a commission and/or other forms of compensation to the broker. As indicated in the table above, the minimum initial investment for Institutional Class shares may be waived or reduced by the Funds at any time. In addition, a Fund may, in its sole discretion, accept investment in Institutional Class shares from purchasers not listed above.
T Class
Sales Charges. Your purchase of T Class shares may be subject to a front-end sales charge (“sales load”). The table below shows the percentage sales load that you will pay on purchases of T Class shares, which decreases as the amount of your current purchase reaches certain breakpoints. Sales load amounts are based on a percentage of the public offering price of your purchase. Because the sales load reduces the NAV of your resulting investment, the sales load expressed as a percentage of NAV is higher. No sales load is imposed on the reinvestment of distributions.

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	Sales Load as % of:
Amount of Investment	Public Offering Price	Net Asset Value	Dealer Reallowance %
$0 but less than $250,000	2.50%	2.56%	2.50%
$250,000 but less than $500,000	2.00%	2.04%	2.00%
$500,000 but less than $1,000,000	1.50%	1.52%	1.50%
Greater than $1,000,000	1.00%	1.01%	1.00%
Rights of Accumulation. T Class shares are not eligible for any waivers or reductions of the sales charges through Rights of Accumulation.
Letter of Intent. T Class shares are not eligible for any waivers or reductions of the sales charges through Letters of Intent.
Share Class Eligibility. T Class Shares are only available through certain financial intermediaries with which the Distributor has an agreement to sell T Class shares. Certain financial intermediaries through whom you may invest in T Class Shares may have their own policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult Appendix A and a representative of your financial intermediary about the availability of T Class Shares of the Fund and the financial intermediary’s policies, procedures and other information. Other share classes offered through this Prospectus may not be available from the financial intermediary through whom you may invest in T Class Shares. Rights of accumulation, letters of intent, rights of reinstatement and exchange privileges are not available on purchases of Class T Shares.
Sales Charge Waivers. T Class Shares may be available for purchase by clients of certain financial intermediaries without the application of a front-end sales load as described in Appendix A to this Prospectus.
Contingent Deferred Sales Charge on Certain Redemptions. Contingent Deferred Sales Charges do not apply to redemptions of T Class Shares.
Rule 12b-1 Distribution Fees and Shareholder Service Plan Fees. The Trust has adopted a Rule 12b-1 plan under which the Funds are authorized to pay to registered broker-dealers, as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee of up to 0.25% of the average daily net assets of the T Class shares. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser or its affiliates, for any distribution service or activity designed to retain Fund shareholders. Because these fees are paid out of the Fund's assets at the time of purchase and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Distributions
The MLP & Pipeline Fund will distribute net investment income, if any, at least semi-annually. The Energy Evolution Fund will distribute net investment income, if any, at least annually. The MLP & Energy Income Fund and MLP & Energy Infrastructure Fund will distribute net investment income, if any, quarterly. The Funds will also distribute net capital gains, if any, at least annually, typically during the fourth calendar quarter. The Funds may make additional distributions if deemed to be desirable at other times during the year. The MLP & Energy Income Fund and the MLP & Energy Infrastructure Fund intend to make distributions that generally reflect the long-term expected total return of the MLP and energy infrastructure investments in which they invest, calculated so that their quarterly distributions of all classes of their shares result in similar yields after adjustment for class-specific expenses.
All distributions will be reinvested in Fund shares unless you choose to receive distributions in cash. If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone at 855-TCA-FUND (855-822-3863) in advance of the payment date of the distribution. However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received the written request.

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If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains un-cashed for six months, each Fund reserves the right to reinvest the distribution check in your account at that Fund’s then current NAV per share and to reinvest all subsequent distributions.
Short Term Trading Policy
The Funds are intended for long-term investors and is not designed for investors who are seeking short-term gains. Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Funds’ investment program and create additional transaction costs that are borne by all of the Funds’ shareholders. The Board of Trustees has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Funds take additional steps to reduce the frequency and effect of these activities in the Funds. These steps include, among other things, monitoring trading activity and using fair value pricing. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Funds implement these tools to the best of their ability, and in a manner that they believe is consistent with shareholder interests. Except as noted herein, the Funds apply all restrictions uniformly in all applicable cases.
Monitoring Trading Practices. The Funds monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, a Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, each Fund seeks to act in a manner that it believes is consistent with the best interests of its shareholders. The Funds use a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Funds in their sole discretion. To minimize harm to each Fund and its shareholders, the Funds reserve the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason and without prior notice. Each Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.
Fair Value Pricing. Each Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAVs and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Board of Trustees has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. There can be no assurance that a Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which a Fund determines its NAV per share. More detailed information regarding fair value pricing can be found in this Prospectus under the heading entitled “Shareholder Information – Pricing of Shares.”
Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Funds receive purchase and sale orders through Authorized Intermediaries that use group or omnibus accounts, the Funds cannot always detect frequent trading. However, the Funds will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Funds may enter into information sharing agreements with Authorized Intermediaries pursuant to which these intermediaries are required to provide to the Funds, at the Funds’ request, certain information relating to their customers investing in the Funds through non-disclosed or omnibus accounts. The Funds will use this information to attempt to identify abusive trading practices. Authorized Intermediaries are contractually required to follow any instructions from the Funds to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Funds’ policies. However, the Funds cannot guarantee the accuracy of the information provided to them from Authorized Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a result, the Funds’ ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.
Tax Consequences

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Distributions of each Fund’s investment company taxable income (which includes, but is not limited to, interest, dividends, operational income from investments in MLPs, and net short-term capital gains), if any, are generally taxable to the Fund’s shareholders as ordinary income. To the extent that the Funds’ distributions of net investment company taxable income are designated as attributable to “qualified dividend” income, such income may be subject to tax at the reduced rate of federal income tax applicable to non-corporate shareholders for net long-term capital gains, if certain holding period requirements have been satisfied by the shareholder. To the extent that a Fund’s distributions of investment company taxable income are attributable to net short-term capital gains or operational income from investments in MLPs, such distributions will be treated as ordinary dividend income for the purposes of income tax reporting and will not be available to offset a shareholder’s capital losses from other investments.
Distributions of net capital gains (net long-term capital gains less net short-term capital losses) are generally taxable as long-term capital gains (currently at a maximum federal rate of 20% for shareholders) regardless of the length of time that a shareholder has owned Fund shares, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or individual retirement account. Any distributions to you in excess of a Fund’s investment company taxable income and net capital gains will be treated by you, first, as a tax-advantaged return of capital, which is applied against and will reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will generally constitute capital gains.
The Funds may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Funds realize excess inclusion income in excess of certain threshold amounts.
Under the Tax Cuts and Jobs Act (“TCJA”), “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Proposed regulations issued by the IRS, which may be relied upon currently, enable the Fund to pass through the special character of “qualified REIT dividends” to a shareholder, provided both the Fund and the shareholder meet certain holding period requirements with respect to their shares. Neither the TCJA nor the proposed regulations permit conduit treatment of income from qualified publicly traded partnerships (income from MLPs) for purposes of the 20% deduction by noncorporate taxpayers. The IRS continues to study whether such treatment for RICs is appropriate in the context of publicly traded partnerships.
A 3.8% Medicare tax on net investment income (including capital gains and dividends) will also be imposed on individuals, estates and trusts, subject to certain income thresholds.
A Fund’s distributions, whether received in cash or reinvested in additional shares of the Funds, may be subject to federal income tax. You will be taxed in the same manner whether you receive your distributions (whether of net investment company taxable income or net capital gains) in cash or reinvest them in additional Fund shares. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.
Shareholders who sell, or redeem, shares generally will have a capital gain or loss from the sale or redemption. An exchange of a Fund’s shares for shares of another fund will be treated as a sale of the Funds’ shares and any gain on the transaction may be subject to federal income tax. The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount of reinvested taxable distributions, if any, the amount received from the sale or redemption and how long the shares were held by a shareholder. Any loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any amounts treated as distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. If you purchase Fund shares within 30 days before or after redeeming other Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the newly purchased shares.

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Each Fund anticipates investing no more than 25% of its total assets in MLPs and other entities treated as qualified publicly traded partnerships. Unlike direct investments in MLPs, income and losses from a Fund’s investments in MLPs will not directly flow through to the personal tax returns of shareholders. A Fund will report distributions from its investments, including MLPs, made to shareholders annually on Form 1099. If additional information becomes available regarding the characterization of your distribution after 1099s have been printed and mailed, it may be necessary to provide you with a corrected 1099. Shareholders will not, solely by virtue of their status as Fund shareholders, be treated as engaged in the business conducted by underlying MLPs for federal or state income tax purposes or for purposes of the tax on unrelated business income of tax-exempt organizations.
Shareholders will be advised annually as to the federal tax status of all distributions made by the Funds for the preceding year. Distributions by the Funds and gains from the sale of Fund shares may also be subject to state and local taxes. Additional tax information may be found in the SAI.
This section assumes you are a U.S. shareholder and is also not intended to be a full discussion of federal tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.
Other Fund Policies
Telephone Transactions. You may be responsible for fraudulent telephone orders made to your account as long as the Fund has taken reasonable precautions to verify your identity, unless you did not accept telephone transactions on your Account Application or by subsequent arrangement in writing with the Fund. In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time).
Telephone transactions may be difficult to complete during periods of significant economic or market change. If you are unable to contact the Funds by telephone, you may also mail the requests to the Funds at the address listed previously in the “Shareholder Information – Buying Shares” section.
Telephone trades must be received by or prior to the close of the NYSE (generally 4:00 p.m., Eastern Time). During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of the NYSE.
Policies of Other Financial Intermediaries. Financial intermediaries may establish policies that differ from those of the Funds. For example, the institution may charge transaction fees, set higher minimum investments or impose certain limitations or fees on buying or selling shares in addition to those identified in this Prospectus. The sales loads and waiver variations of certain financial intermediaries are described in Appendix A to this Prospectus. Please contact your financial intermediary for details.
Closing the Funds. The Board of Trustees retains the right to close (or partially close) each Fund to new purchases if it is determined to be in the best interest of the Fund’s shareholders. Based on market and Fund conditions, and in consultation with the Adviser, the Board of Trustees may decide to close a Fund to new investors, all investors or certain classes of investors (such as fund supermarkets) at any time. If a Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.
Householding. In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. If you would like to discontinue householding for your accounts, please call toll-free at 855-TCA-FUND (855-822-3863) to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This householding policy does not apply to account statements.
Lost Shareholders, Inactive Accounts and Unclaimed Property. It is important that the Fund maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings

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to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then they will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 855-824-1355 at least annually to ensure your account remains in active status.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.
Distribution of Fund Shares
The Distributor
Quasar Distributors, LLC (the “Distributor”) is located at 777 East Wisconsin Avenue, Milwaukee, WI 53202, and serves as distributor and principal underwriter to the Funds. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Funds are offered on a continuous basis.
Payments to Financial Intermediaries
The Funds may pay service fees to intermediaries, such as banks, broker-dealers, financial advisers or other financial institutions, including affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.
The Adviser, out of its own resources and without additional cost to any Fund or its shareholders, may provide additional cash payments to intermediaries, including affiliates of the Adviser, for the sale of Fund shares and related services. These payments and compensation are in addition to service fees paid by the Funds, if any. Payments are generally made to intermediaries that provide shareholder servicing, marketing and related sales support or access to sales meetings, sales representatives and management representatives of the intermediary. Payments may also be paid to intermediaries for inclusion of a Fund or Funds on a sales list, including a preferred or select sales list or in other sales programs. Compensation may be paid as an expense reimbursement in cases in which the intermediary provides shareholder services to a Fund. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.
Financial Highlights
The financial highlights in the following tables are intended to help you understand the Funds’ financial performance for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The financial highlights for each Fund, except as noted below, for the years ended November 30, 2019, 2018, 2017, 2016 and 2015 were audited by Ernst & Young LLP ("Ernst & Young"), an independent registered public accounting firm, whose report, along with each Fund’s financial statements and related notes, is included in the Funds’ November 30, 2019 annual report. The financial highlights for the Tortoise MLP & Energy Income Fund and the Tortoise MLP & Energy Infrastructure Fund for the years ended November 30, 2018, 2017, 2016 and 2015 were audited by another independent registered public accounting firm. T Class Shares had not commenced operations prior to the date of this prospectus and financial highlights are not yet available for T Class Shares.

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Tortoise MLP & Pipeline Fund
A Class

	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015
Per Common Share Data(1)
Net asset value, beginning of year	$12.18	$12.77	$13.67	$11.23	$16.76
Investment operations:
Net investment income(2)	0.11	0.06	0.13	0.18 (3)	0.31
Net realized and unrealized gain (loss) on investments and translations of foreign currency(2)	(0.26)	(0.22)	(0.64)	2.56	(5.45)
Total from investment operations	(0.15)	(0.16)	(0.51)	2.74	(5.14)
Less distributions from:
Net investment income	(0.18)	(0.16)	(0.20)	(0.25)	(0.30)
Net realized gains	—	—	—	—	(0.02)
Return of capital	(0.35)	(0.27)	(0.19)	(0.05)	(0.07)
Total distributions	(0.53)	(0.43)	(0.39)	(0.30)	(0.39)
Net asset value, end of year	$11.50	$12.18	$12.77	$13.67	$11.23
Total Return(4)	(1.38)%	(1.31)%	(3.81)%	25.25%	(30.90)%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$469,882	$474,785	$300,926	$312,642	$123,237

Ratio of expenses to average net assets	1.18%	1.18%	1.21%	1.22%	1.24%

Ratio of net investment income to average net assets	0.76%	0.81%	0.92%	1.48%	1.46%
Portfolio turnover rate	19%	14%	15%	25%	34%

(1)	For an A Class Share outstanding for the entire year. Prior to March 30, 2019, A Class shares were known as Investor Class shares.

(2)	The per common share data for the years ended November 30, 2018, 2017, 2016, and 2015 do not reflect the change in estimate of investment income and return of capital.

(3)	Per share amounts calculated using average shares method.

(4)	Total return does not reflect sales charges.

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Tortoise MLP & Pipeline Fund
Institutional Class

	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015
Per Common Share Data(1)
Net asset value, beginning of year	$12.29	$12.85	$13.76	$11.28	$16.84
Investment operations:
Net investment income(2)	$0.14	0.16	0.15	0.21 (3)	0.24
Net realized and unrealized gain (loss) on investments and translations of foreign currency(2)	(0.26)	(0.26)	(0.64)	2.59	(5.37)
Total from investment operations	(0.12)	(0.10)	(0.49)	2.80	(5.13)
Less distributions from:
Net investment income	(0.20)	(0.17)	(0.22)	(0.27)	(0.34)
Net realized gains	—	—	—	—	(0.02)
Return of capital	(0.36)	(0.29)	(0.20)	(0.05)	(0.07)
Total distributions	(0.56)	(0.46)	(0.42)	(0.32)	(0.43)
Net asset value, end of year	$11.61	$12.29	$12.85	$13.76	$11.28

Total Return	(1.09)%	(0.88)%	(3.63)%	25.62%	(30.71)%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$3,226,450	$3,544,401	$2,872,704	$2,213,434	$1,242,133

Ratio of expenses to average net assets	0.93%	0.93%	0.96%	0.97%	0.99%

Ratio of net investment income to average net assets	1.01%	1.06%	1.17%	1.73%	1.71%
Portfolio turnover rate	19%	14%	15%	25%	34%

(1)	For an Institutional Class share outstanding for the entire year.

(2)	The per common share data for the years ended November 30, 2018, 2017, 2016, and 2015 do not reflect the change in estimate of investment income and return of capital.

(3)	Per share amounts calculated using average shares method.

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Tortoise MLP & Pipeline Fund
C Class

	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015
Per Common Share Data(1)
Net asset value, beginning of year	$12.05	$12.61	$13.51	$11.14	$16.62
Investment operations:
Net investment income (loss)(2)	(0.01)	—(3)	(0.02)	0.08 (4)	0.12
Net realized and unrealized gain (loss) on investments and translations of foreign currency(2)	(0.23)	(0.23)	(0.62)	2.55	(5.32)
Total from investment operations	(0.24)	(0.23)	(0.60)	2.63	(5.20)
Less distributions from:
Net investment income	(0.15)	(0.12)	(0.16)	(0.22)	(0.19)
Net realized gains	—	—	—	—	(0.02)
Return of capital	(0.27)	(0.21)	(0.14)	(0.04)	(0.07)
Total distributions	(0.42)	(0.33)	(0.30)	(0.26)	(0.28)
Net asset value, end of year	$11.39	$12.05	$12.61	$13.51	$11.14
Total Return (5)	(2.13)%	(1.89)%	(4.51)%	24.37%	(31.42)%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$37,888	$51,458	$58,147	$60,170	$48,928

Ratio of expenses to average net assets	1.93%	1.93%	1.96%	1.97%	1.99%

Ratio of net investment income to average net assets	0.01%	0.06%	0.17%	0.73%	0.71%
Portfolio turnover rate	19%	14%	15%	25%	34%

(1)	For a C Class Share outstanding for the entire period.

(2)	The per common share data for the years ended November 30, 2018, 2017, 2016, and 2015 do not reflect the change in estimate of investment income and return of capital.

(3)	Amount per share is less than $0.01.

(4)	Per share amounts calculated using average shares method.

(5)	Total return does not reflect sales charges.

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Tortoise Energy Evolution Fund
A Class

	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015
Per Common Share Data(1)
Net asset value, beginning of year	$8.12	$8.98	$10.19	$8.80	$9.93
Investment operations:
Net investment income (loss)(2)	0.09	(0.04)	(0.05)	0.03	0.07
Net realized and unrealized gain (loss) on investments and translations of foreign currency(2)	(0.74)	(0.82)	(1.14)	1.38	(1.19)
Total from investment operations	0.65	(0.86)	(1.19)	1.41	(1.12)
Less distributions from:
Net investment income	—	—	(0.02)	(0.02)	(0.01)
Net realized gains	—	—	—	—	—
Total distributions	—	—	(0.02)	(0.02)	(0.01)
Net asset value, end of year	$7.47	$8.12	$8.98	$10.19	$8.80
Total Return(3)	(8.00)%	(9.58)%	(11.67)%	16.06%	(11.34)%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$2,349	$3,740	$4,371	$3,068	$2,392
Ratio of expenses to average net assets:
Before expense waiver	2.41%	1.70%	1.67%	1.95%	1.91%
After expense waiver	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss) to average net assets:
Before expense waiver	(0.12)%	(0.79)%	(0.77)%	(0.19)%	(0.03)%
After expense waiver	0.94%	(0.44)%	(0.45)%	0.41%	0.53%
Portfolio turnover rate	124%	100%	105% (4)	168%	126%

(1)	For an A Class Share outstanding for the entire year. Prior to March 30, 2019, A Class shares were known as Investor Class shares.

(2)	The per common share data for the years ended November 30, 2018, 2017, 2016 and 2015 does not reflect the change in estimate of investment income and return of capital.

(3)	Total return does not reflect sales charges.

(4)
Portfolio turnover excludes the purchases and sales of the Tortoise North American Energy Independence Fund (TNPTX) prior to the merger on June 16, 2017. If these transactions were included, portfolio turnover would have been higher.

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Tortoise Energy Evolution Fund
Institutional Class

	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015
Per Common Share Data(1)
Net asset value, beginning of year	$8.17	$9.00	$10.22	$8.83	$9.95
Investment operations:
Net investment income (loss)(2)	0.09	(0.03)	(0.02)	0.03	0.07
Net realized and unrealized gain (loss) on investments and translations of foreign currency(2)	(0.73)	(0.80)	(1.16)	1.41	(1.17)
Total from investment operations	(0.64)	(0.83)	(1.18)	1.44	(1.10)
Less distributions from:
Net investment income	—	—	(0.04)	(0.05)	(0.02)
Net realized gains	—	—	—	—	—
Total distributions	—	—	(0.04)	(0.05)	(0.02)
Net asset value, end of year	$7.53	$8.17	$9.00	$10.22	$8.83
Total Return	(7.83)%	(9.22)%	(11.57)%	16.52%	(11.10)%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$21,748	$32,984	$57,431	$38,363	$35,030
Ratio of expenses to average net assets:
Before expense waiver	2.16%	1.40%	1.42%	1.70%	1.66%
After expense waiver	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets:
Before expense waiver	0.13%	(0.49)%	(0.52)%	0.06%	0.22%
After expense waiver	1.19%	(0.19)%	(0.20)%	0.66%	0.78%
Portfolio turnover rate	124%	100%	105% (3)	168%	126%

(1)	For an Institutional Class Share outstanding for the entire year.

(2)	The per common share data for the years ended November 30, 2018, 2017, 2016 and 2015 does not reflect the change in estimate of investment income and return of capital.

(3)
Portfolio turnover excludes the purchases and sales of the Tortoise North American Energy Independence Fund (TNPTX) prior to the merger on June 16, 2017. If these transactions were included, portfolio turnover would have been higher.

83

Tortoise Energy Evolution Fund
C Class

	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015
Per Common Share Data(1)
Net asset value, beginning of year	$7.85	$8.74	$9.98	$8.67	$9.86
Investment operations:
Net investment income (loss)(2)	(0.01)	(0.15)	(0.04)	(0.03)	0.04
Net realized and unrealized gain (loss) on investments and translations of foreign currency(2)	(0.67)	(0.74)	(1.20)	1.36	(1.23)
Total from investment operations	(0.68)	(0.89)	(1.24)	1.33	(1.19)
Less distributions from:
Net investment income	—	—	—	(0.02)	(–)(3)
Net realized gains	—	—	—	—	—
Total distributions	—	—	—	(0.02)	(–)(3)
Net asset value, end of year	$7.17	$7.85	$8.74	$9.98	$8.67
Total Return(4)	(8.66)%	(10.18)%	(12.42)%	15.41%	(12.06)%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$1,332	$1,679	$2,056	$1,379	$1,151
Ratio of expenses to average net assets:
Before expense waiver	3.15%	2.44%	2.42%	2.70%	2.66%
After expense waiver	2.10%	2.10%	2.10%	2.10%	2.10%
Ratio of net investment income (loss) to average net assets:
Before expense waiver	(0.87)%	(1.53)%	(1.52)%	(0.94)%	(0.78)%
After expense waiver	0.19%	(1.19)%	(1.20)%	(0.34)%	(0.22)%
Portfolio turnover rate	124%	100%	105% (5)	168%	126%

(1)	For a C Class Share outstanding for the entire year.

(2)	The per common share data for the years ended November 30, 2018, 2017, 2016 and 2015 does not reflect the change in estimate of investment income and return of capital.

(3)	Amount per share is less than $0.01.

(4)	Total return does not reflect sales charges.

(5)
Portfolio turnover excludes the purchases and sales of the Tortoise North American Energy Independence Fund (TNPTX) prior to the merger on June 16, 2017. If these transactions were included, portfolio turnover would have been higher.

84

Tortoise MLP & Energy Income Fund
Class A

	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015
Per Common Share Data (1)
Net asset value, beginning of year	7.56	$8.57	$9.87	$9.35	$13.93
Investment operations:
Net investment income	0.79	0.06	0.09	0.20	0.21
Net realized and unrealized gain (loss) on investments and translations of foreign currency	(0.80)	(0.36)	(0.69)	1.04	(4.10)
Total from investment operations	(0.01)	(0.30)	(0.60)	1.24	(3.89)
Less distributions from:
Net investment income	(0.01)	(0.42)	(0.16)	(0.24)	(0.21)
Net realized gains	—	—	—	—	—
Return of capital	(0.67)	(0.29)	(0.54)	(0.48)	(0.48)
Total distributions	(0.68)	(0.71)	(0.70)	(0.72)	(0.69)
Redemption fee proceeds	—(3)	—(2)(3)	—(2)(3)	—(2)(3)	—(2)(3)
Net asset value, end of year	$6.87	$7.56	$8.57	$9.87	$9.35
Total Return(4)	(0.41)%	(3.95)%	(6.26)%	14.74%	28.82%
Supplemental Data and Ratios
Net assets, end of year (in 000s)	$45,492	$55,436	$62,135	$54,418	$82,726
Ratio of expenses to average net assets	1.42%	1.41%	1.39%	1.40%	1.40%
Ratio of net investment income to average net assets	1.43%	0.74%	0.98%	2.36%	1.68%
Portfolio turnover rate	48%	55%	30%	65%	37%

(1)	For an A Class Share outstanding for the entire period.

(2)	Per share amounts calculated using average shares method

(3)	Amount per share is less than $0.01.

(4)	Total return does not reflect sales charges.

85

Tortoise MLP & Energy Income Fund
Class C

	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015
Per Common Share Data (1)
Net asset value, beginning of year	7.59	$8.60	$9.90	$9.37	$13.96
Investment operations:
Net investment income	0.67	—(2)(3)	0.02 (3)	0.14 (3)	0.12 (3)
Net realized and unrealized gain (loss) on investments and translations of foreign currency	(0.75)	(0.37)	(0.69)	1.04	(4.12)
Total from investment operations	(0.08)	(0.37)	(0.67)	1.18	(4.00)
Less distributions from:
Net investment income	(0.01)	(0.38)	(0.14)	(0.21)	(0.17)
Net realized gains	—	—	—	—	—
Return of capital	(0.61)	(0.26)	(0.49)	(0.44)	(0.42)
Total distributions	(0.62)	(0.64)	(0.63)	(0.65)	(0.59)
Redemption fee proceeds	—(2)	—(2)(3)	—(2)(3)	—(2)(3)	—(2)(3)
Net asset value, end of year	$6.89	$7.59	$8.60	$9.90	$9.37
Total Return(4)	(1.30)%	(4.64)%	(6.95)%	13.89%	(29.40)%
Supplemental Data and Ratios
Net assets, end of year (in 000s)	$46,979	$55,341	$68,541	$92,873	$98,460
Ratio of expenses to average net assets	2.17%	2.16%	2.14%	2.15%	2.15%
Ratio of net investment income (loss) to average net assets	0.68%	(0.01)%	0.23%	1.61%	0.93%
Portfolio turnover rate	48%	55%	30%	65%	37%

(1)	For a C Class Share outstanding for the entire period.

(2)	Amount per share is less than $0.01.

(3)	Per share amounts calculated using average shares method.

(4)	Total return does not reflect sales charges.

86

Tortoise MLP & Energy Income Fund
Institutional Class

	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015
Per Common Share Data (1)
Net asset value, beginning of year	$7.43	$8.42	$9.70	$9.20	$13.70
Investment operations:
Net investment income	0.81	0.08 (2)	0.11 (2)	0.23 (2)	0.24 (2)
Net realized and unrealized gain (loss) on investments and translations of foreign currency	(0.82)	(0.35)	(0.68)	1.01	(4.03)
Total from investment operations	(0.01)	(0.27)	(0.57)	1.24	(3.79)
Less distributions from:
Net investment income	(0.01)	(0.43)	(0.16)	(0.25)	(0.22)
Net realized gains	—	—	—	—	—
Return of capital	(0.67)	(0.29)	(0.55)	(0.49)	(0.49)
Total distributions	(0.68)	(0.72)	(0.71)	(0.74)	(0.71)
Redemption fee proceeds	—(3)	—(2)(3)	—(2)(3)	—(2)(3)	—(2)(3)
Net asset value, end of year	$6.74	$7.43	$8.42	$9.70	$9.20
Total Return	(0.29)%	(3.66)%	(6.03)%	14.93%	(28.59)%
Supplemental Data and Ratios
Net assets, end of year (in 000s)	$628,295	$748,415	$735,670	$733,365	$592,034
Ratio of expenses to average net assets	1.17%	1.16%	1.14%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets	1.68%	0.99%	1.23%	2.61%	1.93%
Portfolio turnover rate	48%	55%	30%	65%	37%

(1)	For an Institutional Class Share outstanding for the entire period.

(2)	Per share amounts calculated using average shares method.

(3)	Amount per share is less than $0.01.

87

Tortoise MLP & Energy Infrastructure Fund
Institutional Class

	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015
Per Common Share Data (1)
Net asset value, beginning of year	7.24	$8.23	$9.51	$9.31	$13.97
Investment operations:
Net investment income	(0.97)	0.11 (2)	0.13 (2)	0.25 (2)	0.26 (2)
Net realized and unrealized gain (loss) on investments and translations of foreign currency	0.92	(0.38)	(0.69)	0.68	(4.20)
Total from investment operations	(0.05)	(0.27)	(0.56)	0.93	(3.94)
Less distributions from:
Net investment income	(0.41)	(0.48)	(0.27)	(0.25)	(0.20)
Net realized gains	—	—	—	—	—
Return of capital	(0.26)	(0.24)	(0.45)	(0.48)	(0.52)
Total distributions	(0.67)	(0.72)	(0.72)	(0.73)	(0.72)
Redemption fee proceeds	—(3)	—(2)(3)	—(2)(3)	—(2)(3)	—(2)(3)
Net asset value, end of year	$6.52	$7.24	$8.23	$9.51	$9.31
Total Return(4)	(0.83)%	(3.71)%	(6.13)%	11.45%	(29.18)%
Supplemental Data and Ratios
Net assets, end of year (in 000s)	$75,910	$265,892	$328,540	$432,631	$429,246
Ratio of expenses to average net assets:
Before expense waiver	0.95%	0.93%	0.90%	0.90%	0.94%
After expense waiver	0.94%	0.93%	0.90%	0.94%	1.00%
Ratio of net investment income to average net assets
Before expense waiver	1.79%	1.32%	1.42%	3.01%	2.23%
After expense waiver	1.80%	1.32%	1.42%	2.97%	2.17%
Portfolio turnover rate	75%	73%	28%	71%	29%

(1)	For an Institutional Class Share outstanding for the entire period.

(2)	Per share amounts calculated using average shares method.

(3)	Amount per share is less than $0.01.

88

INVESTMENT ADVISER
Tortoise Capital Advisors, L.L.C.
5100 W. 115th Place
Leawood, Kansas 66211
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, Minnesota 55402
LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103
CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212
TRANSFER AGENT, FUND ACCOUNTANT AND FUND ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

89

PRIVACY NOTICE
The Funds collect only relevant information about you that the law allows or requires them to have in order to conduct their business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).
The Funds do not disclose any non-public personal information about their shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires their third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.
In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Tortoise Funds
Series of Managed Portfolio Series

FOR MORE INFORMATION

You can find more information about the Funds in the following documents:
Statement of Additional Information
Please refer to the SAI for additional information on the Funds. The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.
Annual and Semi-Annual Reports
The Funds’ annual and semi-annual reports provide additional information about the Funds’ investments. The annual reports contain a discussion of the market conditions and investment strategies that affected the Funds’ performance during the Funds’ prior fiscal period.
You can obtain a free copy of these documents and the SAI, request other information, or make general inquiries about the Funds by calling the Funds (toll-free) at 855-TCA-FUND (855-822-3863), by visiting the Adviser’s website at www.tortoiseadvisors.com or by writing to:
Tortoise Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Reports and other information about the Funds are available:

•	Free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov; or

•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act of 1940 file number is 811-22525)

APPENDIX A

Financial Intermediary-Specific Sales Charge Waivers and Discounts
Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”)
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI.

Front-end Sales Load Waivers on A Class Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from C Class (i.e., level-load) shares of the same fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Trustees of the Trust, and employees of each Fund’s investment adviser or any of its affiliates, as described in this prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch's account maintenance fees are not eligible for reinstatement

CDSC Waivers on A Class, and C Class Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A Class and C shares only)
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

Morgan Stanley Wealth Management

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to A Class shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-end Sales Charge Waivers on A Class Shares available at Morgan Stanley Wealth Management

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•
C Class (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to A Class shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Intermediary-Defined Sales Charge Waiver Policies
The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Funds or through another intermediary to receive these waivers or discounts.

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Funds’ prospectus or SAI.

Front-end sales load waivers on A Class shares available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the Funds’ C Class shares will have their shares converted at net asset value to A Class shares (or the appropriate share class) of the Funds if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on A Class and C Class shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Funds’ prospectus.

•	Return of excess contributions from an IRA Account.

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund's prospectus.

•	Shares sold to pay Raymond James’ fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

•	Breakpoints as described in this prospectus.

•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoints based on anticipated purchases within a fund family, owes a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letter of intent only if the shareholder notifies his or her financial advisor about such assets.

Waiver of Initial Sales Charge on Purchases of Class A Shares by Certain Financial Institutions:

No initial sales charge is imposed on purchases of A Class shares by the following financial institutions that (i) offer Fund shares in self-directed investment brokerage accounts, (ii) are compensated by clients on a fee-only basis, or (iii) have entered into an agreement with the Funds to offer Class A shares through no-load network:

Tortoise MLP & Energy Income Fund - Class A

American Enterprise Investment Services
Charles Schwab
LPL Financial Corporation
Merrill Lynch, Pierce, Fenner & Smith
National Financial Services Corporation
Oppenheimer & Co.
Pershing LLC
Raymond James Financial Services, Inc.
RBC Capital Markets LLC
Reliance Trust Company
TD Ameritrade Clearing, Inc.
UBS Financial Services, Inc.

Large Order Net Asset Value Purchase Privilege - Authorized Dealers

From its own profits and resources, the Adviser may pay a finder’s fee to the following authorized dealers that initiate or are responsible for purchases of $1 million or more of the Tortoise MLP & Energy Income Fund Class A shares:

Merrill Lynch, Pierce, Fenner & Smith
RBC Capital Markets LLC

Oppenheimer & Co. Inc. ("OPCO")
Effective February 26, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI.
Front-end Sales Load Waiver on A Class shares available at OPCO

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 plan

•	Shares purchased through a OPCO affiliated investment advisory program

•	Share purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•
A shareholder in the Fund's C Class shares will have their shares converted at net asset value to A Class shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members

•	Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A Class and C Class shares available at OPCO

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts dure to the shareholder reaching age 70½ as described in the prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

•	Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus.

•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets